PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Annual Report
                                 July 31, 2000

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

PAINEWEBBER P A C E-SM-

TABLE OF CONTENTS

-----------------------------------------------------------

Table of Contents............................             i

Introduction.................................             1

PACE Money Market Investments................             2

PACE Government Securities Fixed Income
 Investments.................................             4

PACE Intermediate Fixed Income Investments...             6

PACE Strategic Fixed Income Investments......             8

PACE Municipal Fixed Income Investments......            10

PACE Global Fixed Income Investments.........            13

PACE Large Company Value Equity
 Investments.................................            15

PACE Large Company Growth Equity
 Investments.................................            18

PACE Small/Medium Company Value Equity
 Investments.................................            20

PACE Small/Medium Company Growth Equity
 Investments.................................            23

PACE International Equity Investments........            25

PACE International Emerging Markets Equity
 Investments.................................            28

Financial Statements.........................            30
-----------------------------------------------------------

INTRODUCTION

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER:

  We are pleased to present you with the annual report for the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find summaries of the performance of each PACE Portfolio and comments from each of the investment advisers covering events for the fiscal year ended July 31, 2000. Please note that the opinions of the advisers do not necessarily represent those of PaineWebber Inc. or Mitchell Hutchins Asset Management Inc.

  We are pleased with the overall performance of the PACE Portfolios over the past fiscal year. We recognize the far-ranging needs of today's investors and the importance of well-planned, well-diversified portfolios. To meet these needs, the PACE Portfolios offer a wide choice of actively managed Portfolios that allow you to take advantage of investment opportunities as they arise.

  We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                               /s/ Bruce A. Bursey
MARGO ALEXANDER                                   BRUCE A. BURSEY
Chairman                                          Senior Vice President
Mitchell Hutchins Asset Management Inc.           Managed Accounts Consulting Services
                                                  PaineWebber Incorporated

September 15, 2000

  This letter is intended to assist shareholders in understanding how the portfolios performed during the fiscal year ended July 31, 2000, and reflects both our views and the sub-advisers' views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

PACE MONEY MARKET INVESTMENTS

ADVISER: Mitchell Hutchins Asset Management Inc.
PORTFOLIO MANAGER: Susan Ryan
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this fund. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------
With PACE program fee*                           2.13%   3.96%    3.66%             3.63%
Without PACE program fee                         2.90%   5.53%    5.23%             5.20%
90-Day U.S. T-Bill                               2.91%   5.50%    5.07%             5.11%
Lipper Money Market Funds Median                 2.78%   5.31%    5.00%             4.92%
--------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY U.S. TREASURY BILL

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  3 MONTH T-BILL INDEX
Aug-95                $10,011              $10,008               $10,000
Sep-95                $10,055              $10,039               $10,044
Oct-95                $10,100              $10,072               $10,088
Nov-95                $10,144              $10,103               $10,134
Dec-95                $10,190              $10,135               $10,177
Jan-96                $10,234              $10,167               $10,220
Feb-96                $10,274              $10,194               $10,261
Mar-96                $10,316              $10,223               $10,303
Apr-96                $10,357              $10,251               $10,345
May-96                $10,400              $10,280               $10,389
Jun-96                $10,442              $10,308               $10,432
Jul-96                $10,485              $10,338               $10,477
Aug-96                $10,529              $10,369               $10,521
Sep-96                $10,572              $10,398               $10,565
Oct-96                $10,616              $10,428               $10,609
Nov-96                $10,660              $10,458               $10,653
Dec-96                $10,704              $10,488               $10,697
Jan-97                $10,749              $10,519               $10,742
Feb-97                $10,790              $10,547               $10,787
Mar-97                $10,836              $10,578               $10,833
Apr-97                $10,882              $10,609               $10,880
May-97                $10,929              $10,643               $10,925
Jun-97                $10,976              $10,675               $10,970
Jul-97                $11,024              $10,708               $11,016
Aug-97                $11,073              $10,742               $11,064
Sep-97                $11,120              $10,775               $11,109
Oct-97                $11,169              $10,808               $11,155
Nov-97                $11,218              $10,841               $11,204
Dec-97                $11,268              $10,877               $11,252
Jan-98                $11,319              $10,912               $11,299
Feb-98                $11,364              $10,942               $11,347
Mar-98                $11,414              $10,976               $11,394
Apr-98                $11,463              $11,009               $11,441
May-98                $11,515              $11,045               $11,489
Jun-98                $11,562              $11,077               $11,536
Jul-98                $11,611              $11,110               $11,583
Aug-98                $11,663              $11,146               $11,631
Sep-98                $11,711              $11,177               $11,675
Oct-98                $11,759              $11,209               $11,714
Nov-98                $11,808              $11,243               $11,757
Dec-98                $11,853              $11,271               $11,800
Jan-99                $11,900              $11,301               $11,843
Feb-99                $11,970              $11,354               $11,887
Mar-99                $12,010              $11,377               $11,931
Apr-99                $12,056              $11,407               $11,974
May-99                $12,104              $11,438               $12,018
Jun-99                $12,148              $11,465               $12,064
Jul-99                $12,194              $11,494               $12,110
Aug-99                $12,223              $11,507               $12,157
Sep-99                $12,269              $11,536               $12,204
Oct-99                $12,320              $11,570               $12,253
Nov-99                $12,372              $11,603               $12,304
Dec-99                $12,428              $11,641               $12,357
Jan-00                $12,484              $11,680               $12,412
Feb-00                $12,538              $11,715               $12,469
Mar-00                $12,596              $11,755               $12,527
Apr-00                $12,655              $11,795               $12,586
May-00                $12,717              $11,838               $12,647
Jun-00                $12,780              $11,882               $12,706
Jul-00                $12,847              $11,929               $12,771

  The graph depicts the performance of PACE Money Market Investments versus the 90-Day U.S. Treasury Bill. It is important to note that PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  On the heels of six Fed Fund rate increases during the 12 months ended June 30 totaling 1.75 percent, the Federal Reserve (the "Fed") decided against additional tightening at its August 22 Open Market Committee meeting. Recent economic news suggests that the economy has achieved its hoped-for soft landing and that interest rates will stabilize along with the economy. Gross domestic product (GDP), adjusted for inflation, slowed in the second quarter after recording a 5.5% increase during the first quarter and a 7.3% surge in fourth quarter 1999. Gasoline prices, which increased dramatically during the period, have also stabilized and may decrease in the coming months. Unemployment figures remain a concern, however, as a continuing shortage of workers may continue to pressure wages.

  Yields on the 30-year Treasury suffered during the fiscal year. The U.S. Treasury's announcement in January to buy back $30 billion in Treasury debt during 2000 drove down the yield on the 30-year Treasury, causing a dramatic yield curve inversion. Short-term rates rose during the period, with the yield on 90-day T-bills increasing from 5.31% to 5.86% at period-end.

  During the period, the Fund had a weighted average maturity below that of its peer group, a beneficial strategy since rates rose significantly during the span. At the same time, the Fund continued to focus on investments of the highest credit quality.

  We anticipate that inflation as measured by the Consumer Price Index (CPI) will slow to 3.5% annually by year-end and to 3% annually in 2001. Thus, we believe that rate increases of the past year have served their purpose and the economic activity has slowed to manageable levels. Reduced Treasury supply in the face of increasing federal surpluses may continue to hamper the recovery of long bonds. However, shorter-term instruments should stabilize and spreads should recover if the economy avoids future inflationary or interest-rate shocks in the coming months. Should this scenario play out, the Fund's average weighted maturity may continue to increase.

PACE MONEY MARKET INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*
------------------------------------------------------
Net Assets ($MM)                                $65.5
Number of Issuers (excl Govts)                   36
Weighted Average Maturity                      68 days
------------------------------------------------------

PORTFOLIO COMPOSITION*
---------------------------------------------------------
Commercial Paper                                     57.9%
U.S. Government Agency Obligations                   16.6
Short-Term Corporate Obligations                     11.7
Certificates of Deposit                               6.9
Money Market Funds                                    3.7
Other Assets in Excess of Liabilities                 1.7
Bank Notes                                            1.5
---------------------------------------------------------
Total                                               100.0

TOP 10 HOLDINGS (EXCLUDING U.S. GOV'T AGENCY OBLIGATIONS)*
-----------------------------------------------------------------
Parthenon Receivables Funding                                 3.9%
AT&T Capital                                                  3.1
Beta Finance                                                  3.1
Centric Capital                                               3.1
International Lease Finance                                   3.1
Merrill Lynch                                                 3.1
Morgan Stanley Dean Witter                                    3.1
Bell Atlantic Financial Services                              3.0
Giro Funding                                                  3.0
RTZ America                                                   3.0
-----------------------------------------------------------------
Total                                                        31.5

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
PORTFOLIO MANAGER: Scott Mather
OBJECTIVE: Current income
INVESTMENT PROCESS: The Portfolio invests primarily in mortgage-backed securities along with U.S. government and agency securities of varying maturities. The Portfolio's dollar-weighted average duration ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest-rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
-------------------------------------------------------------------------------------------------
With PACE program fee*                           4.37%   4.77%    3.66%            4.56%
Without PACE program fee                         5.15%   6.36%    5.23%            6.14%
Lehman Brothers Mortgage Backed Securities
 Index                                           5.24%   6.43%    5.54%            6.56%
Lipper Intermediate U.S. Government Funds
 Median                                          4.58%   4.69%    4.49%            5.40%
-------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX
Aug-95                $10,008              $10,005                                           $10,000
Sep-95                $10,050              $10,034                                           $10,088
Oct-95                $10,219              $10,190                                           $10,178
Nov-95                $10,343              $10,301                                           $10,294
Dec-95                $10,493              $10,437                                           $10,422
Jan-96                $10,552              $10,483                                           $10,501
Feb-96                $10,402              $10,321                                           $10,413
Mar-96                $10,354              $10,260                                           $10,376
Apr-96                $10,297              $10,191                                           $10,347
May-96                $10,301              $10,182                                           $10,317
Jun-96                $10,427              $10,294                                           $10,459
Jul-96                $10,435              $10,289                                           $10,498
Aug-96                $10,460              $10,301                                           $10,498
Sep-96                $10,627              $10,452                                           $10,673
Oct-96                $10,837              $10,645                                           $10,883
Nov-96                $11,012              $10,804                                           $11,038
Dec-96                $10,940              $10,720                                           $10,981
Jan-97                $10,993              $10,758                                           $11,062
Feb-97                $11,019              $10,770                                           $11,099
Mar-97                $10,927              $10,667                                           $10,994
Apr-97                $11,090              $10,813                                           $11,169
May-97                $11,185              $10,891                                           $11,278
Jun-97                $11,310              $11,000                                           $11,410
Jul-97                $11,522              $11,192                                           $11,625
Aug-97                $11,495              $11,151                                           $11,597
Sep-97                $11,624              $11,262                                           $11,744
Oct-97                $11,771              $11,391                                           $11,875
Nov-97                $11,827              $11,430                                           $11,914
Dec-97                $11,929              $11,514                                           $12,022
Jan-98                $12,034              $11,601                                           $12,141
Feb-98                $12,049              $11,601                                           $12,167
Mar-98                $12,089              $11,626                                           $12,218
Apr-98                $12,156              $11,676                                           $12,288
May-98                $12,252              $11,752                                           $12,369
Jun-98                $12,326              $11,809                                           $12,428
Jul-98                $12,374              $11,840                                           $12,491
Aug-98                $12,515              $11,960                                           $12,605
Sep-98                $12,624              $12,049                                           $12,757
Oct-98                $12,586              $11,998                                           $12,740
Nov-98                $12,623              $12,018                                           $12,804
Dec-98                $12,694              $12,071                                           $12,858
Jan-99                $12,796              $12,152                                           $12,950
Feb-99                $12,718              $12,063                                           $12,898
Mar-99                $12,804              $12,129                                           $12,985
Apr-99                $12,848              $12,156                                           $13,045
May-99                $12,782              $12,078                                           $12,972
Jun-99                $12,707              $11,992                                           $12,926
Jul-99                $12,625              $11,900                                           $12,839
Aug-99                $12,609              $11,871                                           $12,839
Sep-99                $12,804              $12,039                                           $13,047
Oct-99                $12,849              $12,066                                           $13,122
Nov-99                $12,863              $12,064                                           $13,129
Dec-99                $12,823              $12,011                                           $13,097
Jan-00                $12,769              $11,946                                           $12,983
Feb-00                $12,953              $12,103                                           $13,134
Mar-00                $13,119              $12,243                                           $13,277
Apr-00                $13,128              $12,236                                           $13,286
May-00                $13,093              $12,188                                           $13,293
Jun-00                $13,348              $12,410                                           $13,577
Jul-00                $13,427              $12,468                                           $13,664

  The graph depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  Below-index duration, a measure of the Portfolio's sensitivity to interest rate changes, was a positive for performance as intermediate- and short-term rates rose during the period. An overweight in GNMA securities had a positive impact on performance as GNMAs outperformed conventional mortgages because of their "full faith and credit backing" from the Federal government. An underweight in deep discount mortgages was a modest negative as these bonds offered the best performing coupon for the period. Limited exposure to yield-enhancing collateralized mortgage obligations (CMOs) added to returns, as did the use of relatively high-yielding adjustable rate mortgages (ARMs).

  PIMCO's secular outlook is bullish based on expectations of a slowing U.S. economy, leading to anticipated maximum U.S. and global growth of three percent over the next several years. While the tightening cycle by the Federal Reserve Board (the "Fed") appears to be almost over, monetary policy will probably remain restrictive until a slowdown is confirmed.

  Prospects for mortgages remain favorable because of limited new supply and reduced prepayment risk due to recent increases in mortgage rates. We intend to target portfolio duration near the benchmark in anticipation of higher inflation in the near term. To take advantage across the yield curve, however, the Portfolio continues to hold a broader selection of maturities than the benchmark. We also expect to reduce the overweight of GNMAs to a more neutral position relative to conventional mortgages as relative value between these sectors has become more balanced. We anticipate maintaining limited exposure to well-structured CMOs to capture attractive yields. We also expect to continue emphasizing ARMs as their relatively high yields should increase investor demand and boost prices.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               PORTFOLIO    INDEX
-------------------------------------------------------------------
Duration                                       3.64 yrs    4.11 yrs
Maturity                                       4.90 yrs    7.36 yrs
Average Coupon                                     6.65%       6.86%
Average Yield to Maturity                          7.96%       7.58%
Average Quality                                     AAA         AAA
Net Assets ($MM)                                 $198.9    $1,946.6
Number of Securities                                186         519
Bonds                                               165%        100%
Liabilities in Excess of Other Assets               -65%          0%
-------------------------------------------------------------------

ASSET ALLOCATION*                              PORTFOLIO    INDEX
-------------------------------------------------------------------
Agency Mortgage Pass-Throughs                     118.1%     100.0%
Collateralized Mortgages                           31.7         --
U.S. Government                                     2.5         --
Cash & Equivalents                                  8.5         --
Corporate Obligations                               1.5         --
Asset Backed                                        2.8         --
Liabilities in Excess of Other Assets             -65.1         --
-------------------------------------------------------------------
Total                                             100.0      100.0

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISER: Pacific Income Advisers, Inc.
PORTFOLIO MANAGER: Lloyd McAdams
OBJECTIVE: Current income consistent with reasonable stability of principal INVESTMENT PROCESS: The Portfolio invests primarily in U.S. and foreign government and corporate bonds along with bonds that are backed by mortgages or other assets. The Portfolio limits its investments to investment grade bonds. The Portfolio's dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between two and four and one-half years. The adviser focuses on anticipating yield curve shifts and actively rotating among fixed income sectors based on its assessment of the risks and reward of each sector. Pacific Income Advisers uses a proprietary risk-adjustment model to identify undervalued securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------
With PACE program fee*                           3.56%    3.18%   3.08%             3.62%
Without PACE program fee                         4.34%    4.74%   4.64%             5.18%
Lehman Brothers Intermediate-Term
 Government/Corporate Bond Index                 4.39%    5.11%   5.19%             5.89%
Lipper Short-Intermediate Grade Debt Funds
 Median                                          3.83%    4.70%   4.58%             5.40%
--------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         PORTFOLIO   PORTFOLIO  LEHMAN BROTHERS INTERMEDIATE-
        WITHOUT FEE  WITH FEE*      TERM GOVT/CORP INDEX
Aug-95      $10,108    $10,105                        $10,000
Sep-95      $10,175    $10,159                        $10,072
Oct-95      $10,232    $10,203                        $10,184
Nov-95      $10,281    $10,240                        $10,317
Dec-95      $10,396    $10,341                        $10,426
Jan-96      $10,413    $10,344                        $10,515
Feb-96      $10,340    $10,259                        $10,392
Mar-96      $10,279    $10,186                        $10,339
Apr-96      $10,227    $10,122                        $10,303
May-96      $10,226    $10,108                        $10,295
Jun-96      $10,314    $10,182                        $10,404
Jul-96      $10,359    $10,214                        $10,435
Aug-96      $10,381    $10,223                        $10,443
Sep-96      $10,508    $10,335                        $10,589
Oct-96      $10,662    $10,474                        $10,776
Nov-96      $10,782    $10,579                        $10,918
Dec-96      $10,722    $10,506                        $10,848
Jan-97      $10,758    $10,528                        $10,891
Feb-97      $10,779    $10,536                        $10,911
Mar-97      $10,720    $10,464                        $10,836
Apr-97      $10,825    $10,554                        $10,963
May-97      $10,910    $10,624                        $11,054
Jun-97      $11,006    $10,704                        $11,154
Jul-97      $11,202    $10,881                        $11,381
Aug-97      $11,133    $10,800                        $11,324
Sep-97      $11,285    $10,934                        $11,455
Oct-97      $11,401    $11,032                        $11,582
Nov-97      $11,415    $11,033                        $11,608
Dec-97      $11,521    $11,120                        $11,701
Jan-98      $11,671    $11,251                        $11,854
Feb-98      $11,640    $11,207                        $11,845
Mar-98      $11,663    $11,216                        $11,883
Apr-98      $11,712    $11,249                        $11,942
May-98      $11,812    $11,331                        $12,029
Jun-98      $11,896    $11,397                        $12,106
Jul-98      $11,920    $11,406                        $12,148
Aug-98      $12,118    $11,580                        $12,339
Sep-98      $12,393    $11,828                        $12,649
Oct-98      $12,331    $11,755                        $12,636
Nov-98      $12,307    $11,717                        $12,635
Dec-98      $12,368    $11,761                        $12,686
Jan-99      $12,428    $11,803                        $12,755
Feb-99      $12,256    $11,625                        $12,568
Mar-99      $12,344    $11,694                        $12,662
Apr-99      $12,366    $11,700                        $12,701
May-99      $12,268    $11,593                        $12,604
Jun-99      $12,262    $11,573                        $12,612
Jul-99      $12,255    $11,552                        $12,601
Aug-99      $12,269    $11,550                        $12,611
Sep-99      $12,366    $11,627                        $12,728
Oct-99      $12,393    $11,638                        $12,761
Nov-99      $12,401    $11,631                        $12,777
Dec-99      $12,355    $11,573                        $12,735
Jan-00      $12,302    $11,509                        $12,687
Feb-00      $12,418    $11,603                        $12,792
Mar-00      $12,567    $11,728                        $12,925
Apr-00      $12,503    $11,653                        $12,895
May-00      $12,513    $11,648                        $12,915
Jun-00      $12,750    $11,854                        $13,143
Jul-00      $12,836    $11,919                        $13,243

  The graph depicts the performance of PACE Intermediate Fixed Income Investments versus the Lehman Brothers Intermediate-Term Government/Corporate Index. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the twelve months ended July 31, 2000 the Portfolio lagged the Lehman Brothers Intermediate-Term Government/Corporate Index. The Portfolio's modest overweight in corporates detracted from returns, as corporates significantly underperformed during the period.

  The Federal Reserve Board (the "Fed") raised the Federal Funds rate by 50 basis points in May, in order to restore supply-demand imbalances and contain the rapid economic expansion of the previous quarters. (A basis point equals 1/100th of one percent.) Rapid productivity gains and a modest economic slowdown toward the end of the fiscal year led the market to believe that the Fed's tightening cycle was almost over. This supposition led to a 40 basis point rally in the 10-year Treasury. The yield curve modestly steepened through the end of July, but the Treasury buyback of long-term debt should keep the yield curve inverted in the near term. (An inverted yield curve means that short-term rates are higher than long-term rates.) We expect the Fed to remain on hold while the effects of prior rate hikes work through the economy. After the dramatic widening in May, corporate spreads have stabilized and begun to tighten, which we expect to continue. (Spreads are the difference in yield or income over Treasurys that corporate and agency obligations must offer to compensate investors for their greater risk.)

  The Portfolio began the fiscal year with a longer than benchmark duration (duration is a measure of a bond portfolio's sensitivity to interest rate changes). During the fiscal year we moved duration to a neutral position and then, in August, to a position shorter than the benchmark. These moves stemmed from our belief that there is limited upside after the recent rally. It appears that the most optimistic economic scenario has been priced into the Treasury market, making the risk-adjusted value of Treasurys inferior to that of spread sectors. We remain overweighted in spread sectors, as they remain undervalued on a risk-adjusted basis and we expect them to continue their recent tightening trend. We continue to favor higher quality corporate sectors. As we move down in quality, certain securities and industries offer risk-adjusted value, but we will utilize highly liquid securities only in the near term as it appears that the illiquidity premium does not offer sufficient compensation for the downside risk.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               PORTFOLIO    INDEX
-------------------------------------------------------------------
Duration                                        3.4 yrs    3.4 yrs
Maturity                                        5.3 yrs    4.4 yrs
Average Coupon                                      6.8%       6.6%
Average Yield to Maturity                           7.5%       7.0%
Net Assets ($MM)                                $ 134.1         --
Number of Securities                                135         --
Bonds                                              96.2%       100%
Cash & Equivalents                                  3.8%         0%
-------------------------------------------------------------------

QUALITY DIVERSIFICATION*                       PORTFOLIO    INDEX
-------------------------------------------------------------------
Cash & Equivalents                                 3.8%        0.0%
U.S. Government & Gov't Agencies                  35.3        62.2
AAA                                               12.2         2.8
AA                                                 3.9         7.9
A                                                 27.4        16.2
BBB                                               16.8        10.9
BB                                                 0.6         0.0
-------------------------------------------------------------------
Total                                            100.0       100.0

ASSET ALLOCATION*                              PORTFOLIO    INDEX
-------------------------------------------------------------------
Corporates                                        44.0%       37.8%
U.S. Government & Gov't Agencies                  35.3        62.2
Mortgage Backed                                   11.4         0.0
Asset Backed                                       5.5         0.0
Cash & Equivalents                                 3.8         0.0
-------------------------------------------------------------------
Total                                            100.0       100.0

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
PORTFOLIO MANAGER: William Powers
OBJECTIVE: Total return consisting of income and capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and eight years. PIMCO invests in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------
With PACE program fee*                           4.25%   3.52%    3.04%             5.11%
Without PACE program fee                         5.03%   5.08%    4.59%             6.70%
Lehman Brothers Government/
 Corporate Bond Index                            5.31%   5.72%    5.34%             6.24%
Lipper Investment Grade Debt Funds Median        4.28%   4.56%    4.37%             5.54%
--------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  LEHMAN BROTHERS GOVT/CORP INDEX
Aug-95                $10,067              $10,063                          $10,000
Sep-95                $10,425              $10,409                          $10,102
Oct-95                $10,660              $10,630                          $10,250
Nov-95                $10,859              $10,815                          $10,420
Dec-95                $11,023              $10,964                          $10,573
Jan-96                $11,099              $11,026                          $10,638
Feb-96                $10,808              $10,724                          $10,413
Mar-96                $10,779              $10,682                          $10,325
Apr-96                $10,679              $10,569                          $10,254
May-96                $10,665              $10,543                          $10,237
Jun-96                $10,820              $10,682                          $10,373
Jul-96                $10,815              $10,663                          $10,397
Aug-96                $10,775              $10,611                          $10,371
Sep-96                $11,009              $10,828                          $10,555
Oct-96                $11,278              $11,079                          $10,801
Nov-96                $11,519              $11,301                          $11,000
Dec-96                $11,377              $11,148                          $10,878
Jan-97                $11,413              $11,169                          $10,891
Feb-97                $11,443              $11,185                          $10,914
Mar-97                $11,264              $10,996                          $10,784
Apr-97                $11,459              $11,172                          $10,941
May-97                $11,564              $11,261                          $11,043
Jun-97                $11,697              $11,376                          $11,176
Jul-97                $12,042              $11,697                          $11,518
Aug-97                $11,890              $11,535                          $11,389
Sep-97                $12,082              $11,706                          $11,567
Oct-97                $12,303              $11,905                          $11,752
Nov-97                $12,377              $11,962                          $11,815
Dec-97                $12,537              $12,101                          $11,939
Jan-98                $12,728              $12,271                          $12,107
Feb-98                $12,678              $12,207                          $12,083
Mar-98                $12,706              $12,219                          $12,120
Apr-98                $12,770              $12,265                          $12,181
May-98                $12,913              $12,387                          $12,311
Jun-98                $13,067              $12,519                          $12,437
Jul-98                $13,085              $12,521                          $12,447
Aug-98                $13,282              $12,693                          $12,690
Sep-98                $13,658              $13,036                          $13,053
Oct-98                $13,450              $12,821                          $12,960
Nov-98                $13,485              $12,838                          $13,038
Dec-98                $13,568              $12,901                          $13,070
Jan-99                $13,640              $12,954                          $13,163
Feb-99                $13,255              $12,573                          $12,850
Mar-99                $13,393              $12,688                          $12,914
Apr-99                $13,437              $12,714                          $12,946
May-99                $13,297              $12,565                          $12,813
Jun-99                $13,184              $12,443                          $12,773
Jul-99                $13,113              $12,360                          $12,737
Aug-99                $13,109              $12,341                          $12,727
Sep-99                $13,231              $12,440                          $12,842
Oct-99                $13,261              $12,453                          $12,875
Nov-99                $13,273              $12,449                          $12,867
Dec-99                $13,196              $12,361                          $12,789
Jan-00                $13,119              $12,274                          $12,785
Feb-00                $13,297              $12,424                          $12,945
Mar-00                $13,528              $12,625                          $13,133
Apr-00                $13,385              $12,475                          $13,068
May-00                $13,375              $12,450                          $13,057
Jun-00                $13,691              $12,729                          $13,323
Jul-00                $13,780              $12,795                          $13,464

  The graph depicts the performance of PACE Strategic Fixed Income Investments versus the Lehman Brothers Government/Corporate Bond Index. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed its benchmark for the fiscal year. During this period, U.S. Treasury bonds outperformed other types of bonds. The Portfolio's emphasis on mortgages and corporate bonds put it at a disadvantage to the benchmark. The Portfolio's below-benchmark duration, or sensitivity to interest rate changes, had a minimal impact on performance during the second half of the fiscal year as the yield curve inverted. (An inverted curve means that short-term rates are higher than long-term rates.) As the yield curve inverted, our focus on longer maturity Treasurys was positive. Emerging market bonds added to returns, but not enough to offset the impact of the Portfolio's corporate exposure.

  PIMCO's secular outlook is bullish based on expectations of a slowing U.S. economy, leading to anticipated maximum U.S. and global growth of three percent over the next several years. While the tightening cycle by the Federal Reserve Board (the "Fed") appears to be almost over, monetary policy will probably remain restrictive until a slowdown is confirmed. Treasury yields, especially on the long end, are expected to remain volatile due to government buybacks, surpluses and shifting sentiment about growth prospects for the economy.

  We intend to target duration near the benchmark in anticipation of continued growth and higher inflation in the near term. We will continue to emphasize mortgages, where credit risk is minimal and attractive yield premiums provide a cushion against adverse price performance. We intend to continue underweighting corporates to protect against widening yield premiums arising from potential economic weakness. For now, our sector strategy focuses on intermediate maturities but retains long-end exposure to benefit from debt buybacks. We are limiting below-investment-grade holdings to select upper-tier securities, as credit quality remains a concern. We will hold modest levels of highly liquid, top-quality emerging market bonds amid increased volatility in this sector. We expect to maintain euro exposure and implement other strategies that can benefit from the convergence of growth in the U.S., the U.K. and Europe. Lastly, we expect to own modest levels of convertibles to exploit attractive return potential, but will concentrate on higher quality issues.

PACE STRATEGIC FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               PORTFOLIO    INDEX
-------------------------------------------------------------------
Duration                                       5.38 yrs    5.39 yrs
Maturity                                       9.17 yrs    9.74 yrs
Average Coupon                                     6.69%       6.88%
Average Yield to Maturity                          7.76%       7.00%
Net Assets ($MM)                                 $234.7          --
Bonds                                             120.6%        100%
Liabilities in Excess of Other Assets             -20.6%          0%
-------------------------------------------------------------------

QUALITY DIVERSIFICATION*                       PORTFOLIO    INDEX
-------------------------------------------------------------------
AAA                                                 69.0%     65.0%
AA                                                   5.0       7.0
A                                                   12.0      16.0
BBB                                                 10.0      12.0
BB & B                                               4.0       0.0
-------------------------------------------------------------------
Total                                              100.0     100.0

SECTOR ALLOCATION*                               PORTFOLIO       INDEX
------------------------------------------------------------------------
CMOs, ARMs, Strips                                       36.4%       --
Corporates (incl. Yankees and Convertibles)              20.7      34.0%
Agency Mortgage Pass-Throughs                            27.4        --
U.S. Government                                          18.5      66.0
Asset Backed                                              6.7        --
Foreign (incl. Emerging Markets)                          2.0        --
Cash & Equivalents                                        1.5        --
Other                                                     7.4        --
Liabilities in Excess of Other Assets                   -20.6        --
------------------------------------------------------------------------
Total                                                   100.0     100.0

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISER: Standish, Ayer & Wood, Inc.
PORTFOLIO MANAGER: Christine H. Psyhogeos
OBJECTIVE: High current income exempt from Federal income tax
INVESTMENT PROCESS: The Portfolio invests in revenue, private activity and general obligation bonds and notes, the interest on which (in the opinion of counsel to the issuers) is exempt from Federal income tax. The Portfolio normally maintains a dollar-weighted average duration of between three and seven years. (Duration is a measure of sensitivity to changes in interest rates.) At least 80% of the total assets of the Portfolio is invested in municipal obligations under normal conditions. No more than 25% is invested in municipal securities whose issuers are located in the same state or are secured by revenues from entities in a single industry (except for housing authorities in which up to 50% of total assets may be invested). Investments are limited to securities rated at least A or the equivalent at the time of purchase, except up to 15% of assets may be invested in municipal securities rated BBB or the equivalent at the time of purchase. Up to 10% of net assets may be invested in illiquid securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
-------------------------------------------------------------------------------------------------
With PACE program fee*                           4.07%    0.85%   1.65%            3.33%
Without PACE program fee                         4.85%    2.37%   3.19%            4.89%
Lehman Brothers Municipal Five-Year Index        3.92%    4.22%   4.17%            4.75%
Lipper Intermediate Municipal Debt Funds
 Median                                          4.56%    3.52%   3.49%            4.79%
-------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX
Aug-95                $10,042              $10,038                                    $10,000
Sep-95                $10,092              $10,076                                    $10,025
Oct-95                $10,199              $10,170                                    $10,086
Nov-95                $10,355              $10,313                                    $10,178
Dec-95                $10,505              $10,449                                    $10,231
Jan-96                $10,513              $10,444                                    $10,333
Feb-96                $10,519              $10,437                                    $10,304
Mar-96                $10,386              $10,292                                    $10,232
Apr-96                $10,381              $10,274                                    $10,231
May-96                $10,453              $10,332                                    $10,227
Jun-96                $10,552              $10,417                                    $10,288
Jul-96                $10,638              $10,489                                    $10,363
Aug-96                $10,690              $10,527                                    $10,373
Sep-96                $10,811              $10,633                                    $10,458
Oct-96                $10,899              $10,706                                    $10,549
Nov-96                $11,050              $10,841                                    $10,686
Dec-96                $11,015              $10,793                                    $10,666
Jan-97                $11,068              $10,831                                    $10,702
Feb-97                $11,181              $10,929                                    $10,780
Mar-97                $11,047              $10,784                                    $10,663
Apr-97                $11,092              $10,815                                    $10,708
May-97                $11,184              $10,891                                    $10,840
Jun-97                $11,277              $10,967                                    $10,922
Jul-97                $11,522              $11,191                                    $11,115
Aug-97                $11,425              $11,083                                    $11,058
Sep-97                $11,540              $11,181                                    $11,156
Oct-97                $11,649              $11,272                                    $11,214
Nov-97                $11,684              $11,293                                    $11,249
Dec-97                $11,787              $11,377                                    $11,346
Jan-98                $11,861              $11,435                                    $11,449
Feb-98                $11,887              $11,445                                    $11,468
Mar-98                $11,924              $11,467                                    $11,478
Apr-98                $11,884              $11,414                                    $11,430
May-98                $12,015              $11,525                                    $11,567
Jun-98                $12,050              $11,544                                    $11,606
Jul-98                $12,083              $11,562                                    $11,647
Aug-98                $12,240              $11,697                                    $11,790
Sep-98                $12,353              $11,791                                    $11,911
Oct-98                $12,361              $11,783                                    $11,946
Nov-98                $12,386              $11,793                                    $11,967
Dec-98                $12,422              $11,812                                    $12,009
Jan-99                $12,529              $11,899                                    $12,135
Feb-99                $12,483              $11,841                                    $12,123
Mar-99                $12,480              $11,823                                    $12,133
Apr-99                $12,525              $11,850                                    $12,170
May-99                $12,472              $11,786                                    $12,120
Jun-99                $12,330              $11,637                                    $11,983
Jul-99                $12,366              $11,656                                    $12,057
Aug-99                $12,283              $11,564                                    $12,052
Sep-99                $12,249              $11,517                                    $12,096
Oct-99                $12,145              $11,405                                    $12,065
Nov-99                $12,222              $11,463                                    $12,137
Dec-99                $12,155              $11,386                                    $12,096
Jan-00                $12,074              $11,296                                    $12,092
Feb-00                $12,215              $11,413                                    $12,132
Mar-00                $12,398              $11,570                                    $12,242
Apr-00                $12,346              $11,507                                    $12,214
May-00                $12,275              $11,426                                    $12,210
Jun-00                $12,510              $11,631                                    $12,434
Jul-00                $12,660              $11,755                                    $12,564

  The graph depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  As of June 1, 2000, Standish, Ayer & Wood, Inc. assumed responsibility for managing the Portfolio.

  The Portfolio underperformed the benchmark and the median for the fiscal year as a whole, but improved performance considerably in the second six months. Through the end of 1999 and the beginning of 2000, the bond market experienced one of its worst years in history. Rising interest rates and fears of inflation led to a sell-off in the bond market. Performance lagged as the Portfolio had extended duration during the first half of the year. (Duration is a measure of sensitivity to interest rate changes.) Performance was enhanced by shortened duration during the second half and by an emphasis on credit quality.

  During the fiscal year, tax-exempt interest rates declined across the yield curve, from 70 basis points on short maturities to 25 basis points on long maturities. (A basis point equals 1/100th of one percent.) This was a positive for the Portfolio, as its lower coupon bonds performed well in this environment. The Portfolio's underweight to general obligation and insured bonds was a moderate negative, as these performed slightly better than other sectors. Bonds from high tax states (CA, NY, MA and double exempt Puerto Rico) performed well on the strength of demand from wealthy individual investors. In the revenue sector, hospital bond prices firmed while the Portfolio's heavy exposure to housing bonds hurt performance.

  The Portfolio ended the period with a more neutral duration posture against the benchmark. Long-term bonds--including some of the volatile discount coupons--were sold in favor of high quality, higher coupon bonds of shorter duration. We added shorter-term non-callable issues as well as shorter duration bonds with embedded calls. We sold selected bonds of lesser quality, thereby strengthening credit quality. Increased exposure to government bonds also enhanced performance.

  The municipal market suffered from poor liquidity during the year, as institutions pulled back from participation. Mutual funds were net sellers of munis, while insurance companies, facing lower profitability, cut back on buying. Increased demand from retail investors partly offset weak institutional demand, as did reduced supply of new issues.

  The market has begun to stabilize in expectations that the Federal Reserve Board will continue decisive strikes against inflation. Recent economic indicators have been favorable to bonds, which began to rally as this reporting period drew to a close. Municipal bonds have performed particularly well. Given the high volatility and still lofty valuations in much of the equity markets, some investors are returning to the relative stability of bonds--particularly given the attractive taxable equivalent yields available from municipals. Currently, five-year AAA municipals offer 75.2% of Treasury issues, slightly cheaper than historical norms.

  Adding value above the benchmark in this market environment continues to be a challenge. The municipal yield curve is fairly flat. Quality state and sector spreads are tight and liquidity makes transactions difficult. The prospects for economic growth further complicate the interest rate outlook.

  In this period of market volatility, we intend to target Portfolio duration close to that of the benchmark and avoid making bets on the direction of interest rates. We will continue to emphasize high quality intermediate-term tax exempt bonds. We also plan to be well diversified across sector, region and call structure within the municipal bond market, consistent with our aim to deliver incremental yield in a tax-advantaged, low volatility bond portfolio.

PACE MUNICIPAL FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               PORTFOLIO     INDEX
--------------------------------------------------------------------
Duration                                        4.49 yrs    4.12 yrs
Maturity                                        5.71 yrs    4.96 yrs
Average Coupon                                      6.09%       5.49%
Net Assets ($MM)                                   $53.6          --
Bonds                                                100%        100%
Cash & Equivalents                                     0%          0%
--------------------------------------------------------------------

TOP 5 SECTORS*                       PORTFOLIO    INDEX     TOP 5 STATES*                        PORTFOLIO    INDEX
---------------------------------------------------------------------------------------------------------------------
Insured                                 28.1%       30.2%   Texas                                   18.0%        5.7%
Housing                                 26.1         2.0    California                              10.4        12.4
ETM Pre-Refunded                        22.3        25.7    Pennsylvania                             6.8         3.5
General Obligation                       8.5        28.9    Washington D.C.                          6.3         1.2
LOC/GIC                                  3.1         0.0    Illinois                                 5.0         4.5
---------------------------------------------------------------------------------------------------------------------
Total                                   88.1        86.8    Total                                   46.5        27.3

QUALITY DIVERSIFICATION*                       PORTFOLIO    INDEX
-------------------------------------------------------------------
Government                                        22.6%       17.7%
AAA                                               46.3        37.5
AA                                                17.9        29.0
A                                                 12.8        11.3
BBB                                                0.4         4.5
-------------------------------------------------------------------
Total                                            100.0       100.0

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISER: Rogge Global Partners plc
PORTFOLIO MANAGER: Team led by Olaf Rogge
OBJECTIVE: High total return
INVESTMENT PROCESS: Because the adviser believes that financially healthy countries produce the highest bond and currency returns over time, the Portfolio invests primarily in high-grade bonds of governmental and private issuers in the U.S. and developed foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between four and eight years. The adviser uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. An optimization model helps determine country, currency and duration positions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                  6 MONTHS         1 YEAR      3 YEARS  SINCE INCEPTION 8/24/95
----------------------------------------------------------------------------------------------------------------
With PACE program fee*                                 -0.66%          -6.39%   0.49%                 1.73%
Without PACE program fee                                0.09%          -4.97%   2.01%                 3.27%
Salomon Smith Barney World
 Government Bond Index                                  0.48%          -1.01%   3.55%                 3.54%
Lipper Global Income Funds Median                       1.31%          -0.87%   1.47%                 4.13%
----------------------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  SALOMON SMITH BARNEY WORLD GOVT BOND INDEX
Aug-95                 $9,950               $9,947                                     $10,000
Sep-95                $10,242              $10,226                                     $10,223
Oct-95                $10,360              $10,331                                     $10,300
Nov-95                $10,460              $10,417                                     $10,416
Dec-95                $10,643              $10,586                                     $10,525
Jan-96                $10,583              $10,514                                     $10,395
Feb-96                $10,439              $10,358                                     $10,342
Mar-96                $10,346              $10,252                                     $10,327
Apr-96                $10,482              $10,374                                     $10,286
May-96                $10,421              $10,301                                     $10,288
Jun-96                $10,487              $10,353                                     $10,369
Jul-96                $10,668              $10,519                                     $10,569
Aug-96                $10,685              $10,523                                     $10,610
Sep-96                $10,798              $10,621                                     $10,653
Oct-96                $11,042              $10,847                                     $10,852
Nov-96                $11,252              $11,039                                     $10,996
Dec-96                $11,131              $10,907                                     $10,907
Jan-97                $10,828              $10,597                                     $10,615
Feb-97                $10,819              $10,575                                     $10,536
Mar-97                $10,694              $10,440                                     $10,456
Apr-97                $10,551              $10,287                                     $10,364
May-97                $10,821              $10,537                                     $10,646
Jun-97                $10,974              $10,672                                     $10,772
Jul-97                $11,046              $10,729                                     $10,688
Aug-97                $10,910              $10,584                                     $10,682
Sep-97                $11,293              $10,942                                     $10,909
Oct-97                $11,431              $11,061                                     $11,136
Nov-97                $11,320              $10,941                                     $10,966
Dec-97                $11,242              $10,851                                     $10,933
Jan-98                $11,400              $10,990                                     $11,039
Feb-98                $11,502              $11,075                                     $11,129
Mar-98                $11,446              $11,007                                     $11,018
Apr-98                $11,576              $11,118                                     $11,195
May-98                $11,529              $11,059                                     $11,220
Jun-98                $11,586              $11,100                                     $11,237
Jul-98                $11,586              $11,086                                     $11,252
Aug-98                $11,842              $11,317                                     $11,558
Sep-98                $12,582              $12,009                                     $12,173
Oct-98                $12,906              $12,303                                     $12,533
Nov-98                $12,897              $12,278                                     $12,356
Dec-98                $13,333              $12,678                                     $12,605
Jan-99                $13,241              $12,575                                     $12,489
Feb-99                $12,688              $12,035                                     $12,088
Mar-99                $12,688              $12,020                                     $12,118
Apr-99                $12,668              $11,985                                     $12,113
May-99                $12,337              $11,658                                     $11,910
Jun-99                $12,161              $11,477                                     $11,701
Jul-99                $12,338              $11,629                                     $11,988
Aug-99                $12,348              $11,625                                     $12,043
Sep-99                $12,443              $11,699                                     $12,231
Oct-99                $12,422              $11,665                                     $12,225
Nov-99                $12,232              $11,472                                     $12,097
Dec-99                $12,197              $11,425                                     $12,067
Jan-00                $11,714              $10,959                                     $11,810
Feb-00                $11,681              $10,915                                     $11,725
Mar-00                $12,005              $11,203                                     $12,089
Apr-00                $11,496              $10,715                                     $11,694
May-00                $11,627              $10,823                                     $11,785
Jun-00                $11,932              $11,094                                     $12,071
Jul-00                $11,724              $10,887                                     $11,867

  The graph depicts the performance of PACE Global Fixed Income Investments versus the Salomon Smith Barney World Government Bond Index. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed its benchmark for the year ended July 31, 2000 largely due to our overweight position in European currencies, including both the euro and peripheral currencies including the Swedish krona and Norwegian krone. On the other hand, country selection had a positive contribution to performance, primarily due to our large underweight position in Japanese bonds. Our use of corporate and emerging market issues also made substantial contributions to the Portfolio. Unfortunately, these positive influences could not entirely offset the impact of the European currencies.

  Looking forward, we remain advocates of European assets with heavy exposure in Germany, the Netherlands and Denmark. Economic growth in Europe remains strong, with few signs of inflation in the system and none of the debt problems faced by the United States. European fixed income markets are outperforming Japanese markets and look relatively attractive vis-a-vis the U.S. as well. We are managing the currency exposure to these European assets from a benchmark neutral position, hedging some of the exposure back into U.S. dollars as U.S. investments continue to attract flows from all over the world. While we believe that these flows will moderate over the next few quarters, it is difficult to deny their impact at the current time.

  In Japan, the wheels of change are grinding slowly forward. The Bank of Japan
(BOJ) dropped its zero interest rate policy just before a Japanese holiday period. We believe that this will have little short-term impact on Japanese assets, but it does signal that the BOJ feels more comfortable with the performance of the domestic economy than it has for some time. However, we are aware that the Japanese government sought to prevent or delay this policy change and will continue to look for ways to stimulate the economy from the fiscal side of the equation. As a result, we remain underweight in both Japanese bonds and currency.

PACE GLOBAL FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               PORTFOLIO    INDEX
-------------------------------------------------------------------
Duration                                       5.32 yrs    5.61 yrs
Maturity                                       8.65 yrs    7.60 yrs
Weighted Average Coupon                            6.20%       5.50%
Weighted Average Yield to Maturity                 5.54%       4.51%
Net Assets ($MM)                                 $100.8          --
Number of Securities                                 50          --
-------------------------------------------------------------------

QUALITY DIVERSIFICATION*                       PORTFOLIO    INDEX
-------------------------------------------------------------------
U.S. Government                                     9.7%       27.3%
AAA                                                45.8        56.9
AA                                                 23.8        15.0
A                                                   9.1         0.8
BBB                                                 4.5         0.0
BB                                                  3.9         0.0
Cash & Equivalents                                  3.2         0.0
-------------------------------------------------------------------
Total                                             100.0       100.0

TOP 5 COUNTRIES*              PORTFOLIO    INDEX           TOP 5 CURRENCIES*             PORTFOLIO    INDEX
-------------------------------------------------------------------------------------------------------------
United States                    20.8%      27.3%          Euro                             50.6%      34.0%
Germany                          16.6        8.0           Yen                              19.0       26.1
Netherlands                      12.9        2.4           $US                              16.6       27.3
Japan                            11.1       26.1           Danish Kroner                     5.5        1.2
Denmark                           8.5        1.2           Canadian Dollar                   4.9        2.9
-------------------------------------------------------------------------------------------------------------
Total                            69.9       65.0           Total                            96.6       91.5

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

ADVISERS: Westwood Management Corporation and Institutional Capital Corporation PORTFOLIO MANAGERS: (Westwood) Susan Byrne and Kellie Stark; ICAP Investment Team
OBJECTIVE: Capital appreciation and dividend income
WESTWOOD INVESTMENT PROCESS: Westwood screens large capitalization companies for those that have reported a positive earnings surprise which has received little or no recognition in the form of positive future earnings revisions, and for those companies that have a price-to-sales ratio less than the Standard & Poor's 500 Index. These companies are further screened to identify those with improving returns on equity combined with stable-to-declining debt/equity ratios. Forward-looking fundamental analysis is then applied to these potential investments. Those companies that pass through the screening and fundamental research process are placed on a monitor list, at which point a catalyst for purchase is sought.
ICAP INVESTMENT PROCESS: ICAP uses a team approach with a value-oriented investment style. ICAP uses a proprietary model to identify large capitalization companies that ICAP believes offer the best relative values. ICAP further narrows its search to companies where a catalyst for positive change is, in ICAP's view, about to occur. Finally, ICAP researches the financial condition and business prospects of those companies where a catalyst may be about to occur.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                  6 MONTHS          1 YEAR       3 YEARS  SINCE INCEPTION 8/24/95
-----------------------------------------------------------------------------------------------------------------
With PACE program fee*                                  -0.01%          -16.01%   0.35%           11.67%
Without PACE program fee                                 0.74%          -14.74%   1.87%           13.36%
Russell 1000 Value Index                                 0.24%           -5.00%   8.74%           17.24%
Lipper Multi-Cap Value Funds Median                      4.20%           -2.24%   5.23%           13.75%
-----------------------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  RUSSELL 1000 VALUE INDEX
Aug-95                $10,117              $10,113                   $10,000
Sep-95                $10,442              $10,425                   $10,362
Oct-95                $10,408              $10,379                   $10,259
Nov-95                $10,975              $10,930                   $10,780
Dec-95                $11,169              $11,110                   $11,050
Jan-96                $11,622              $11,546                   $11,395
Feb-96                $11,798              $11,706                   $11,482
Mar-96                $12,016              $11,907                   $11,677
Apr-96                $12,242              $12,116                   $11,721
May-96                $12,426              $12,283                   $11,868
Jun-96                $12,384              $12,227                   $11,877
Jul-96                $11,790              $11,625                   $11,428
Aug-96                $12,250              $12,064                   $11,755
Sep-96                $12,795              $12,585                   $12,223
Oct-96                $13,072              $12,840                   $12,696
Nov-96                $13,968              $13,704                   $13,616
Dec-96                $13,974              $13,693                   $13,442
Jan-97                $14,483              $14,174                   $14,094
Feb-97                $14,580              $14,250                   $14,301
Mar-97                $14,106              $13,770                   $13,786
Apr-97                $14,527              $14,163                   $14,365
May-97                $15,598              $15,188                   $15,168
Jun-97                $16,326              $15,878                   $15,819
Jul-97                $17,581              $17,077                   $17,009
Aug-97                $16,888              $16,383                   $16,403
Sep-97                $17,643              $17,094                   $17,394
Oct-97                $16,669              $16,130                   $16,909
Nov-97                $17,028              $16,458                   $17,656
Dec-97                $17,433              $16,827                   $18,171
Jan-98                $17,557              $16,926                   $17,914
Feb-98                $19,081              $18,373                   $19,120
Mar-98                $20,178              $19,404                   $20,289
Apr-98                $19,977              $19,187                   $20,425
May-98                $19,691              $18,889                   $20,122
Jun-98                $19,815              $18,984                   $20,380
Jul-98                $19,320              $18,486                   $20,020
Aug-98                $16,565              $15,831                   $17,041
Sep-98                $17,747              $16,939                   $18,019
Oct-98                $19,091              $18,199                   $19,416
Nov-98                $19,892              $18,938                   $20,320
Dec-98                $20,632              $19,619                   $21,011
Jan-99                $20,498              $19,467                   $21,179
Feb-99                $19,715              $18,700                   $20,881
Mar-99                $20,395              $19,321                   $21,313
Apr-99                $22,220              $21,024                   $23,304
May-99                $21,901              $20,695                   $23,047
Jun-99                $22,777              $21,496                   $23,716
Jul-99                $21,798              $20,546                   $23,021
Aug-99                $21,024              $19,793                   $22,167
Sep-99                $19,498              $18,333                   $21,393
Oct-99                $19,539              $18,349                   $22,625
Nov-99                $19,653              $18,432                   $22,449
Dec-99                $19,779              $18,527                   $22,557
Jan-00                $18,449              $17,260                   $21,821
Feb-00                $16,937              $15,825                   $20,200
Mar-00                $18,630              $17,386                   $22,664
Apr-00                $19,460              $18,138                   $22,401
May-00                $19,699              $18,337                   $22,637
Jun-00                $18,869              $17,543                   $21,602
Jul-00                $18,585              $17,257                   $21,872

  The graph depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISERS' COMMENTS

  On July 1, 2000, Westwood Management Corporation and Institutional Capital Corporation replaced Brinson Partners, Inc. as the advisers for the Portfolio.

WESTWOOD MANAGEMENT

  During the 12-month period ended July 31, 2000, the performance of the Large Company Value Equity Investments Portfolio lagged that of its benchmark, the Russell 1000 Value Index.

  The second half of 1999 ran rampant with the technology sector remaining in the lead. Dot Com was the theme despite a series of rate hikes beginning
June 30th, as inflationary pressures crept into the markets. Throughout the domestic and foreign economies merger announcements continued to make headlines and drive equity prices. After the beginning of the millennium, the market rotated away from technology related issues as investors began to fear future earnings results and retreated to the blue chip, "old economy" names and gave up their "new economy" growth oriented names. Oil peaked to new highs as OPEC talks regarding the production levels continued, and finished at $32 levels. Economic growth over the past 12 months remained quite strong, as real GDP expanded by 6.1%.

  For the month of July 2000, the Portfolio declined 1.63%, after deduction of fees. In contrast, the Portfolio's benchmark, the Russell 1000 Value Index, rose 1.25%. The performance and overweighting in the energy and technology areas had a negative impact on the Portfolio's return. However, stock selection and an overweighting in healthcare aided performance. Stock selection in finance and basic materials also helped performance.

  In July 2000, volatility continued to be the dominant theme for the NASDAQ Composite Index. Following a strong rally, the NASDAQ declined sharply in the second half of the month. Momentum investors were scared out of large-cap growth stocks when a few large technology companies announced that earnings would lag original forecasts. Energy prices declined from their highs, as OPEC production increased and inventory levels began a seasonal build. The transportation and financial sectors led the market in July. Financial stocks strengthened, as investors viewed the prospect of higher interest rates as positive for the banking sector. Communication services, healthcare and consumer cyclicals were among the market sectors that declined during July. At the end of the fiscal year, Westwood's portion of the portfolio was overweighted in energy, consumer cyclicals, technology and transportation stocks.

INSTITUTIONAL CAPITAL CORPORATION

  Performance in the equity markets over the past twelve months was more notable for volatility than for returns. It appeared that economic growth had begun to moderate. However, there was also upward pressure on wages and prices. As a result, investors were anticipating modest tightening by the Federal Reserve Board for the rest of 2000.

  The stock market continued its volatile behavior in July 2000. Equity prices rose sharply in the first half of the month but reversed course and registered new losses by the end of the month. In comparison to the Portfolio's benchmark, the Russell 1000 Value Index, Institutional Capital Corporation's portion of the Portfolio was overweighted in technology and healthcare stocks and underweighted in financial stocks.

  We believe that there are many good individual investment opportunities in the market. Valuation disparities remain extremely wide. In the technology sector, a concentration of capitalization and an extension of valuation have come at the expense of all other market sectors. As a result, a broad range of companies is selling substantially below recent highs, where valuations are a fraction of historic levels and where earnings prospects are intact. We will continue to seek investment opportunities in companies that are undervalued relative to their peer groups and to the market and which have an upside potential of at least 20% over the next 12 to 18 months.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               7/31/00
-------------------------------------------------------
Size of Portfolio ($MM)                         $335.3
Number of Securities                                92
Stocks                                            97.8%
Cash & Equivalents                                 2.2%
-------------------------------------------------------

TOP TEN HOLDINGS*                              7/31/00
-------------------------------------------------------
Citigroup                                         3.2%
Exxon Mobil                                       3.2
IBM                                               3.1
Verizon Communications                            3.0
Pharmacia                                         2.7
Conoco                                            2.4
Philips Electronics                               2.1
Ford Motor Co.                                    1.7
Union Carbide                                     1.6
Wellpoint Health Networks                         1.6
-------------------------------------------------------
Total                                            24.6

TOP FIVE SECTORS*                              7/31/00
-------------------------------------------------------
Consumer Cyclical                                15.8%
Financial Services                               15.3
Technology                                       13.5
Energy                                           12.3
Utility                                          10.0
-------------------------------------------------------
Total                                            66.9

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Alliance Capital Management L.P.
PORTFOLIO MANAGER: Jane Mack Gould
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in companies that the adviser believes have faster rates of earnings growth than the average rate of the companies that comprise the S&P 500 Index. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $4.0 billion at time of purchase. Alliance chooses stocks by identifying the best combinations of earnings growth and reasonable valuation. Each stock in the adviser's research universe is ranked based on analysts' assessments and six measures of earnings growth and valuation. The Portfolio normally invests in stocks that rank within the resulting top 30% of the universe.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------
With PACE program fee*                           5.73%   16.00%  19.41%            21.96%
Without PACE program fee                         6.53%   17.76%  21.21%            23.80%
Russell 1000 Growth Index                        4.80%   24.38%  22.76%            27.01%
Lipper Large-Cap Growth Funds Median             5.11%   26.02%  22.33%            24.19%
--------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  RUSSELL 1000 GROWTH INDEX
Aug-95                $10,000               $9,997                    $10,000
Sep-95                $10,367              $10,350                    $10,461
Oct-95                $10,400              $10,371                    $10,468
Nov-95                $10,675              $10,632                    $10,876
Dec-95                $10,667              $10,610                    $10,938
Jan-96                $10,967              $10,895                    $11,304
Feb-96                $11,234              $11,147                    $11,511
Mar-96                $11,284              $11,182                    $11,526
Apr-96                $11,485              $11,367                    $11,829
May-96                $11,810              $11,674                    $12,242
Jun-96                $11,819              $11,668                    $12,259
Jul-96                $11,076              $10,921                    $11,540
Aug-96                $11,485              $11,310                    $11,838
Sep-96                $12,520              $12,314                    $12,700
Oct-96                $12,662              $12,438                    $12,776
Nov-96                $13,338              $13,085                    $13,736
Dec-96                $12,932              $12,672                    $13,467
Jan-97                $13,660              $13,368                    $14,411
Feb-97                $13,267              $12,967                    $14,313
Mar-97                $12,313              $12,020                    $13,538
Apr-97                $13,208              $12,878                    $14,437
May-97                $13,944              $13,578                    $15,480
Jun-97                $14,605              $14,204                    $16,099
Jul-97                $16,128              $15,665                    $17,522
Aug-97                $15,115              $14,664                    $16,496
Sep-97                $16,019              $15,521                    $17,308
Oct-97                $15,567              $15,064                    $16,668
Nov-97                $15,735              $15,207                    $17,376
Dec-97                $16,138              $15,577                    $17,571
Jan-98                $16,475              $15,883                    $18,096
Feb-98                $18,089              $17,417                    $19,457
Mar-98                $18,789              $18,069                    $20,232
Apr-98                $19,100              $18,344                    $20,512
May-98                $18,896              $18,126                    $19,930
Jun-98                $20,039              $19,199                    $21,151
Jul-98                $20,385              $19,506                    $21,011
Aug-98                $16,377              $15,651                    $17,858
Sep-98                $17,149              $16,368                    $19,229
Oct-98                $19,100              $18,207                    $20,775
Nov-98                $20,350              $19,375                    $22,356
Dec-98                $22,601              $21,491                    $24,373
Jan-99                $24,138              $22,923                    $25,803
Feb-99                $23,167              $21,974                    $24,624
Mar-99                $23,996              $22,732                    $25,922
Apr-99                $24,043              $22,748                    $25,956
May-99                $23,402              $22,114                    $25,159
Jun-99                $25,429              $23,999                    $26,920
Jul-99                $24,392              $22,992                    $26,064
Aug-99                $24,835              $23,380                    $26,489
Sep-99                $23,930              $22,500                    $25,932
Oct-99                $25,731              $24,163                    $27,890
Nov-99                $26,126              $24,504                    $29,393
Dec-99                $28,307              $26,516                    $32,450
Jan-00                $26,963              $25,225                    $30,928
Feb-00                $26,750              $24,995                    $32,441
Mar-00                $30,000              $27,996                    $34,764
Apr-00                $29,071              $27,096                    $33,109
May-00                $27,708              $25,793                    $31,440
Jun-00                $29,071              $27,028                    $33,823
Jul-00                $28,723              $26,671                    $32,413

  The graph depicts the performance of PACE Large Company Growth Equity Investments versus the Russell 1000 Growth Index. It is important to note that PACE Large Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  During the 12-month period ended July 31, 2000, the Portfolio's performance lagged that of the Russell 1000 Growth Index. The Portfolio's underperformance resulted from an underweighting in technology stocks relative to the Index. In the Index, the technology component has risen from 24.7% on July 31, 1998 to 36.6% on July 31, 1999 to 56.9% on July 31, 2000. From July 31, 1999 through
July 31, 2000, technology stocks accounted for an average of 41.2% of the Russell 1000 Growth Index. For the same period, however, technology stocks composed only 31.7% of the PACE Portfolio.

Currently, the Portfolio's stock selection discipline does not support a benchmark weighting in technology stocks. On July 31, 2000, 41% of Portfolio assets were invested in the technology sector; but technology stocks represented 56.9% of the Russell 1000 Growth Index. As price opportunities presented themselves, we added to the Portfolio's technology positions. We believe that continued market volatility is likely to offer more opportunities for technology investment.

  As we move forward, we believe the investment environment will continue to be challenging. Conviction is likely to remain fragile, as investors react to daily consensus views on economic strength, inflation, Federal Reserve Board intentions and the earnings guidance of corporate managements. We believe that higher interest rates are starting to slow economic growth. Signs of moderation are apparent in retail sales, hours worked, employment, housing starts, purchasing manager surveys, leading indicators and business investment excluding technology. We estimate that real GDP will grow slightly less than 4% for the remainder of the year and around 3.5% in 2001. Reported inflation has been distorted by rising oil prices, but oil prices appear to be declining. Despite the length of the current economic expansion, excellent productivity gains have sustained low unit labor costs. We believe Fed policy will continue to be sensitive to monthly data on employment, spending and inflation. Short-term interest rates could rise 0.25% to 0.50% by year-end. Long-term interest rates are expected to fluctuate between 5.75% and 6.75%.

  We will continue to focus our investment strategy on stocks that meet our criteria for increased revenues through strong unit growth independent of price increases. We believe such companies will perform well during the transition to slower economic growth and afterwards. Volatility is likely to continue to characterize the market and may present opportunities to add to favored holdings. In the past, we have taken advantage of such price weakness to increase our technology holdings. Outside the area of technology, we are aware of attractive values in other sectors and will pursue a diversified approach to Portfolio construction. As always, we seek the best combination of superior relative earnings growth at reasonable valuation. In that regard, we believe the case for financial services stocks is especially compelling.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               7/31/00
-------------------------------------------------------
Net Assets ($MM)                                $436.8
Number of Securities                                83
Stocks                                            98.4%
ADRs                                               1.5%
Cash & Equivalents                                 0.1%
-------------------------------------------------------

TOP FIVE SECTORS*                              7/31/00
-------------------------------------------------------
Technology                                       43.2%
Financial Services                               19.3
Consumer Cyclical                                12.1
Healthcare                                       12.0
Utilities                                         5.3
-------------------------------------------------------
Total                                            91.9

TOP 10 STOCKS*                                 7/31/00
-------------------------------------------------------
Cisco Systems                                     5.5%
Intel                                             5.4
Pfizer                                            4.9
Tyco International                                4.3
Citigroup                                         4.3
General Electric                                  4.0
Solectron                                         4.0
Dell Computer                                     3.8
Schering-Plough                                   3.7
AT&T Liberty Media                                3.3
-------------------------------------------------------
Total                                            43.2

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

ADVISERS: Ariel Capital Management, Inc./ Brandywine Asset Management, Inc. PORTFOLIO MANAGERS: Eric T. McKissack of Ariel; Henry Otto and Steve Tonkovich of Brandywine
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in equity securities that are believed to be undervalued or overlooked in the marketplace and that have market capitalizations of less than $4.0 billion at the time of purchase. Brandywine and Ariel each manage a portion of the Portfolio. Ariel seeks to identify companies in consistent industries with distinct market niches and excellent management teams. Ariel defines value stocks generally as those that have low price/earnings (P/E) ratios based on forward earnings and that trade at significant discounts to the private market value that Ariel calculates for each stock. Brandywine starts with quantitative analysis that focuses on stocks with low P/E ratios. Brandywine then uses fundamental analysis to exclude stocks based on earnings adjustments that raise P/E above the target range, preannounced earnings changes that when formally reported will raise P/E, strong recent price gains and severe or sudden fundamental deterioration.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                               6 MONTHS      1 YEAR           3 YEARS      SINCE INCEPTION 8/24/95
------------------------------------------------------------------------------------------------------------------
With PACE program fee*                           3.85%           -11.92%           -2.57%           6.37%
Without PACE program fee                         4.63%           -10.59%           -1.09%           7.98%
Russell 2500 Value Index                        10.92%             3.05%            5.08%          12.90%
Lipper Small-Cap Value Funds Median             10.36%             6.22%            2.42%          10.56%
------------------------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  RUSSELL 2500 VALUE INDEX
Aug-95                $10,017              $10,013                   $10,000
Sep-95                $10,025              $10,009                   $10,158
Oct-95                 $9,617               $9,589                    $9,886
Nov-95                 $9,867               $9,826                   $10,328
Dec-95                 $9,992               $9,939                   $10,548
Jan-96                $10,034               $9,968                   $10,668
Feb-96                $10,142              $10,063                   $10,820
Mar-96                $10,376              $10,283                   $11,024
Apr-96                $10,711              $10,601                   $11,242
May-96                $10,953              $10,827                   $11,426
Jun-96                $10,786              $10,649                   $11,361
Jul-96                $10,276              $10,132                   $10,816
Aug-96                $10,276              $10,630                   $11,325
Sep-96                $11,096              $10,913                   $11,713
Oct-96                $11,246              $11,047                   $11,910
Nov-96                $11,948              $11,722                   $12,613
Dec-96                $12,225              $11,979                   $12,887
Jan-97                $12,656              $12,386                   $13,217
Feb-97                $12,777              $12,488                   $13,364
Mar-97                $12,406              $12,111                   $12,991
Apr-97                $12,389              $12,079                   $13,242
May-97                $13,432              $13,080                   $14,165
Jun-97                $14,346              $13,952                   $14,832
Jul-97                $15,105              $14,672                   $15,642
Aug-97                $15,337              $14,879                   $15,721
Sep-97                $16,476              $15,963                   $16,678
Oct-97                $16,165              $15,643                   $16,184
Nov-97                $16,277              $15,732                   $16,530
Dec-97                $16,781              $16,198                   $17,150
Jan-98                $16,511              $15,918                   $16,857
Feb-98                $17,645              $16,989                   $17,902
Mar-98                $18,341              $17,638                   $18,786
Apr-98                $18,592              $17,857                   $18,775
May-98                $17,812              $17,086                   $18,183
Jun-98                $17,422              $16,691                   $18,114
Jul-98                $16,158              $15,461                   $16,956
Aug-98                $13,770              $13,159                   $14,294
Sep-98                $13,937              $13,303                   $15,130
Oct-98                $14,402              $13,729                   $15,805
Nov-98                $14,783              $14,074                   $16,315
Dec-98                $15,214              $14,467                   $16,820
Jan-99                $15,079              $14,321                   $16,336
Feb-99                $13,803              $13,092                   $15,498
Mar-99                $13,626              $12,908                   $15,474
Apr-99                $15,380              $14,552                   $17,002
May-99                $15,899              $15,024                   $17,349
Jun-99                $16,522              $15,593                   $17,953
Jul-99                $16,345              $15,407                   $17,610
Aug-99                $15,567              $14,655                   $16,934
Sep-99                $14,944              $14,051                   $16,400
Oct-99                $14,488              $13,605                   $16,417
Nov-99                $14,488              $13,588                   $16,507
Dec-99                $14,789              $13,854                   $17,070
Jan-00                $13,967              $13,067                   $16,360
Feb-00                $13,178              $12,313                   $16,643
Mar-00                $14,110              $13,167                   $17,868
Apr-00                $14,033              $13,079                   $17,861
May-00                $14,175              $13,196                   $17,829
Jun-00                $14,164              $13,169                   $17,761
Jul-00                $14,614              $13,570                   $18,146

  The graph depicts the performance of PACE Small/Medium Company Value Equity Investments versus the Russell 2500 Value Index. It is important to note that PACE Small/Medium Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISERS' COMMENTS

ARIEL CAPITAL MANAGEMENT

  The first seven months of 2000 witnessed distinct periods of under- and outperformance by the value sectors of the market. Dominance of growth sectors continued in January and February followed by the crumbling of the technology sector in March. The factors driving broad stock market performance during the remaining four months were clear--as the sector was toppled by its own excess, a flight to quality ensued. Technology's dramatic turn hurt the entire U.S. stock market and especially punished momentum investors heavily weighted in the most popular aggressive growth stocks. The Portfolio, underweighted in technology, enjoyed a measure of protection as the sector faltered.

  In addition, a number of holdings performed quite well when their value was unlocked as a result of being taken over. The Portfolio benefited from the announced acquisition of long-time favorite, Central Newspapers by Gannett at $64 per share--a large premium over its $31.50 per share price at the time of announcement. The purchase of refrigeration systems manufacturer Hussmann International by Ingersoll-Rand for $29 a share offered another nice performance lift--Hussmann shares traded at $13.38 at the time. [Hussmann International (1.5%)* and Central Newspapers (3.5%)* were sold in May and June of 2000, respectively.]

  We have continued to utilize strong value ideals throughout the year and have discovered several attractive stocks, which we feel offer excellent opportunities for future appreciation. Two such examples are Cardinal Health (1.2% as of July 31, 2000)* and the Tribune Company (0.8% as of July 31, 2000).* In the healthcare sector, Cardinal Health maintains the second largest drug distribution business, the largest manufacturing and medical-surgical distribution operation and the largest pharmaceutical service portfolio in the U.S. and was selling at a very attractive valuation. We also used weakness in the newspaper/publishing industry to initiate a position in an old-time favorite, the Tribune Company. Tribune, one of the industry's largest players, owns major newspaper and broadcasting properties in New York, Los Angeles, Chicago, Atlanta and other major markets.

BRANDYWINE ASSET MANAGEMENT

  For the fiscal year ended July 31, 2000, the U.S. equity market gained despite rising interest rates, driven higher by strong consumer confidence and investor optimism about technology spending. Market gains remained concentrated in growth stocks. Value lagged due to investor disinterest.

  The technology sector accounted for most of the Portfolio's underperformance versus its benchmark. Our disciplined value approach kept the Portfolio underweighted in technology stocks because of their steep valuations, yet investors had a nearly insatiable appetite for these stocks. The Portfolio's healthcare investments were the other major source of poor performance relative to the benchmarks. Although we had only a small weighting in hospitals, HMOs, nursing homes and rehabilitation centers, the stocks dropped dramatically due to radical changes in Medicare reimbursement. These stocks later rallied as Congress passed helpful regulatory changes.

  For the year ended July 31, 2000, oil services companies were among the Portfolio's strongest contributors to performance. The retail and consumer product sectors also provided a positive contribution to the Portfolio as strong consumer spending helped these stocks. Despite investor concerns about the economy's sustainability, continued economic growth also helped the Portfolio's cyclical holdings in trucking, steel, chemicals and textiles.

  We have identified several potential catalysts for the realization of the potential available in small cap value stocks. First, any decline in the Internet euphoria followed by more realistic evaluation of stock prices relative to fundamentals could benefit our style. Second, the dramatic rise in mergers, acquisitions and stock buybacks among the Portfolio's holdings indicates that corporate decision-makers confirm that these stocks' business fundamentals do not justify their current valuation discounts.

*Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*          7/31/00        TOP FIVE SECTORS*                7/31/00
----------------------------------------------------------------------------------
Price/Earnings Ratio         7.3x        Consumer Cyclical                  37.0%
Price/Book Ratio             9.5x        Financial Services                 18.0
Dividend Yield                1.8%       Consumer Noncyclical                9.0
Net Assets ($MM)           $213.7        Technology                          7.8
Number of Securities          638        Basic Materials                     6.0
                                                                           -----
Stocks                       94.3%       Total                              77.8
Cash & Equivalents            5.7%
----------------------------------------------------------------------------------

TOP 10 STOCKS*                         7/31/00
-----------------------------------------------
Herman Miller                              2.6%
MBIA                                       2.5
Rouse Co.                                  2.3
Houghton Mifflin Co.                       2.1
MBNA                                       2.1
International Game Technology              2.0
Lee Enterprises                            1.9
Equifax                                    1.9
CenturyTel                                 1.8
McCormick & Company                        1.8
-----------------------------------------------
Total                                     21.0

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Delaware Management Company, Inc.
PORTFOLIO MANAGER: Gerald S. Frey
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have market capitalizations of less than $4.0 billion at the time of purchase. Up to 5% of the total assets may be invested in U.S. dollar-denominated foreign securities. The adviser employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                  6 MONTHS     1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------------
With PACE program fee*                                 16.04%  59.89%  33.37%            22.95%
Without PACE program fee                               16.92%  62.30%  35.39%            24.81%
Russell 2500 Growth Index                              -1.04%  35.14%  16.76%            17.01%
Lipper Mid-Cap Growth Funds Median                      4.48%  53.49%  25.90%            21.82%
--------------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  RUSSELL 2500 GROWTH INDEX
Aug-95                 $9,942               $9,938                    $10,000
Sep-95                 $9,967               $9,951                    $10,214
Oct-95                 $9,575               $9,548                     $9,853
Nov-95                 $9,758               $9,719                    $10,256
Dec-95                 $9,863               $9,810                    $10,393
Jan-96                 $9,470               $9,408                    $10,425
Feb-96                $10,004               $9,926                    $10,884
Mar-96                $10,013               $9,922                    $11,120
Apr-96                $10,881              $10,769                    $11,882
May-96                $11,348              $11,217                    $12,306
Jun-96                $10,764              $10,627                    $11,689
Jul-96                 $9,345               $9,215                    $10,527
Aug-96                 $9,821               $9,671                    $11,253
Sep-96                $10,463              $10,291                    $11,850
Oct-96                $10,088               $9,910                    $11,482
Nov-96                $10,463              $10,266                    $11,903
Dec-96                $10,589              $10,375                    $11,961
Jan-97                $10,989              $10,754                    $12,319
Feb-97                $10,572              $10,333                    $11,780
Mar-97                 $9,804               $9,571                    $11,004
Apr-97                 $9,571               $9,331                    $11,054
May-97                $10,697              $10,416                    $12,379
Jun-97                $11,198              $10,890                    $12,794
Jul-97                $12,049              $11,703                    $13,606
Aug-97                $12,341              $11,972                    $13,938
Sep-97                $13,509              $13,089                    $14,923
Oct-97                $12,917              $12,499                    $13,992
Nov-97                $12,733              $12,306                    $13,778
Dec-97                $12,889              $12,442                    $13,729
Jan-98                $12,706              $12,250                    $13,549
Feb-98                $13,430              $12,932                    $14,712
Mar-98                $14,286              $13,738                    $15,259
Apr-98                $14,207              $13,645                    $15,397
May-98                $13,334              $12,791                    $14,409
Jun-98                $14,076              $13,486                    $14,514
Jul-98                $13,788              $13,193                    $13,434
Aug-98                $11,022              $10,533                    $10,381
Sep-98                $11,903              $11,361                    $11,291
Oct-98                $12,444              $11,863                    $12,054
Nov-98                $13,518              $12,870                    $12,911
Dec-98                $14,805              $14,078                    $14,154
Jan-99                $15,350              $14,578                    $14,564
Feb-99                $14,242              $13,509                    $13,382
Mar-99                $15,225              $14,423                    $14,005
Apr-99                $15,832              $14,980                    $15,122
May-99                $16,047              $15,163                    $15,279
Jun-99                $18,066              $17,050                    $16,359
Jul-99                $18,423              $17,366                    $16,025
Aug-99                $17,878              $16,831                    $15,679
Sep-99                $19,156              $18,011                    $15,792
Oct-99                $20,523              $19,273                    $16,561
Nov-99                $21,935              $20,572                    $18,517
Dec-99                $26,464              $24,790                    $22,009
Jan-00                $25,575              $23,927                    $21,886
Feb-00                $32,974              $30,810                    $27,500
Mar-00                $32,480              $30,311                    $25,341
Apr-00                $29,072              $27,097                    $22,873
May-00                $26,158              $24,350                    $20,837
Jun-00                $30,248              $28,122                    $23,592
Jul-00                $29,902              $27,766                    $21,660

  The graph depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Russell 2500 Growth Index. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the one-year period ended July 31, 2000, the portfolio returned 59.89% net of fees, beating the Russell 2500 Growth benchmark by nearly 25 percentage points.

  Technology stocks were by far the strongest performers during the fiscal year, with the Portfolio's holdings returning approximately 185% compared to the benchmark's technology issues returning approximately 123%. (Technology stocks represented 42% of the Portfolio as of July 31, 2000.) Notable performers in this sector include Applied Micro Circuits, Network Appliance and PMC-Sierra. Performance was somewhat dampened by our overexposure in the consumer services sector, which was one of the poorest performing sectors in the benchmark. Our overall stock selections within this sector, however, were considerably better than the benchmark performance, with an 11% positive return vs. the Index's negative 16% return.

  Overall, we are pleased that patient small cap investors have been rewarded for sticking to their long-term investment strategy. We are confident the small capitalization segment of the market continues to offer good value to equity investors.

  We believe the primary determinant of market returns in the near future will be whether or not the Federal Reserve (the "Fed") ends its series of interest rate increases. If signs appear that rapid economic growth will continue, the Fed may raise rates further in an effort to slow the economy and control inflationary pressures. If recent rate hikes have successfully brought the economic growth rate down to a sustainable, noninflationary level, the financial markets should be able to continue their gains.

  Until the Fed's direction becomes clear, markets will continue their recent volatile pattern. In this environment, companies that fall short of growth expectations may see a significant decrease in their share price. The winners will be those companies that exhibit an ability to sustain sales and earnings growth.

  Going forward, our two largest sector weightings are technology and business services, which we think will be the most successful sectors in the slower growth economic environment described above. We have begun increasing our healthcare exposure, and feel that this segment's recent gains will continue. Our weightings of basic industries and capital goods are currently below the benchmark, as we feel that these companies will lag the earnings and sales growth of other sectors. We continue to emphasize quality companies with strong fundamentals, solid business plans and good market presence while we cull those companies we believe may miss earnings expectations.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                 7/31/00        TOP FIVE SECTORS*                  7/31/00
-----------------------------------------------------------------------------------------------------------
Price/Earnings Ratio                              37.00x        Technology                           42.0%
Price/Book Ratio                                   7.33x        Business Services                    11.8
Net Assets ($MM)                                  $319.6        Consumer Nondurables                 11.7
Number of Securities                                  81        Consumer Services                    11.4
Stocks                                              95.0%       Healthcare                            9.4
                                                                                                    -----
Cash & Equivalents                                   5.0%       Total                                86.3
-----------------------------------------------------------------------------------------------------------

TOP 10 HOLDINGS*                                   7/31/00
---------------------------------------------------------------
Micrel                                                5.1%
Applied Micro Circuits                                4.9
Network Appliance                                     4.7
PMC-Sierra                                            4.3
Dollar Tree Stores                                    3.5
Veritas Software                                      3.3
Nextlink Communications                               2.6
Pinnacle Holdings                                     2.6
Dycom Industries                                      2.4
Henry (Jack) & Associates                             2.4
---------------------------------------------------------------
Total                                                35.8

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISER: Martin Currie Inc.
PORTFOLIO MANAGER: Team led by James Fairweather
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The adviser looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the adviser considers such factors as economic and political stability, the currency outlook, local investor sentiment, breadth and liquidity of the market, valuation and settlement system.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                  6 MONTHS      1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------------
With PACE program fee*                                  -3.94%  13.20%   8.81%           10.87%
Without PACE program fee                                -3.21%  14.91%  10.46%           12.55%
MSCI EAFE Index                                         -1.73%   9.27%   8.33%           10.37%
Lipper International Funds Median                       -2.61%  14.43%   8.75%           11.50%
--------------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  MSCI EAFE INDEX
Aug-95                 $9,942               $9,938          $10,000
Sep-95                $10,008               $9,993          $10,198
Oct-95                 $9,875               $9,847           $9,927
Nov-95                 $9,967               $9,926          $10,206
Dec-95                $10,356              $10,301          $10,619
Jan-96                $10,691              $10,621          $10,665
Feb-96                $10,658              $10,575          $10,703
Mar-96                $10,901              $10,802          $10,933
Apr-96                $11,118              $11,004          $11,254
May-96                $11,009              $10,883          $11,049
Jun-96                $11,127              $10,985          $11,114
Jul-96                $10,708              $10,558          $10,792
Aug-96                $10,767              $10,603          $10,817
Sep-96                $11,060              $10,878          $11,107
Oct-96                $10,884              $10,691          $10,996
Nov-96                $11,336              $11,122          $11,436
Dec-96                $11,423              $11,193          $11,292
Jan-97                $11,236              $10,996          $10,899
Feb-97                $11,465              $11,206          $11,080
Mar-97                $11,440              $11,167          $11,123
Apr-97                $11,542              $11,253          $11,184
May-97                $12,375              $12,050          $11,915
Jun-97                $12,944              $12,589          $12,575
Jul-97                $13,310              $12,928          $12,781
Aug-97                $12,213              $11,848          $11,829
Sep-97                $13,012              $12,607          $12,494
Oct-97                $12,018              $11,629          $11,537
Nov-97                $12,094              $11,689          $11,421
Dec-97                $12,503              $12,069          $11,524
Jan-98                $12,706              $12,249          $12,054
Feb-98                $13,444              $12,945          $12,830
Mar-98                $13,928              $13,394          $13,228
Apr-98                $14,112              $13,554          $13,335
May-98                $14,235              $13,655          $13,274
Jun-98                $14,235              $13,638          $13,378
Jul-98                $14,543              $13,916          $13,517
Aug-98                $12,679              $12,117          $11,845
Sep-98                $12,152              $11,598          $11,485
Oct-98                $13,163              $12,548          $12,685
Nov-98                $13,910              $13,243          $13,338
Dec-98                $14,546              $13,832          $13,868
Jan-99                $14,619              $13,883          $13,830
Feb-99                $14,110              $13,383          $13,504
Mar-99                $14,755              $13,978          $14,071
Apr-99                $15,155              $14,338          $14,644
May-99                $14,519              $13,720          $13,892
Jun-99                $15,300              $14,440          $14,437
Jul-99                $15,609              $14,713          $14,870
Aug-99                $15,809              $14,883          $14,928
Sep-99                $15,863              $14,915          $15,082
Oct-99                $16,445              $15,443          $15,650
Nov-99                $17,717              $16,616          $16,198
Dec-99                $19,732              $18,484          $17,654
Jan-00                $18,531              $17,337          $16,535
Feb-00                $19,617              $18,330          $16,983
Mar-00                $19,819              $18,495          $17,645
Apr-00                $18,445              $17,192          $16,721
May-00                $17,734              $16,508          $16,316
Jun-00                $18,512              $17,211          $16,957
Jul-00                $17,936              $16,654          $16,250

  The graph depicts the performance of PACE International Equity Investments versus the MSCI EAFE Index. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the 12-month period ended July 31, 2000, the Portfolio outperformed the MSCI EAFE Index. The Portfolio's strong performance can be traced back to the fourth quarter of 1999, which was a particularly good period for the markets represented in the EAFE Index. During that quarter, recovery in economic forecasts for the Pacific region drove all markets ahead strongly.

  During the fiscal year, telecommunications, media and technology stocks were well represented in the Portfolio. Asset allocation decisions had a neutral effect on performance. The Portfolio's outperformance was generated largely by successful stock selection in Europe and Japan. Early in the fiscal year, recovery in the Pacific and in small markets resulted in a period of very strong returns for the EAFE Index. In March 2000, however, fears of higher U.S. interest rates and a correction in the NASDAQ Composite Index triggered widespread profit taking. Market volatility continued for the rest of the period.

  For much of 1999, the Portfolio was overweighted in Japan and Asia at the expense of the United Kingdom and Europe. As commodity prices rose, currencies stabilized and interest rates declined, we also favored selective smaller markets, such as Mexico, Brazil, India, Korea, Egypt, Israel and South Africa. In January 2000, we began rebalancing the Portfolio toward Europe from Japan, because we recognized the underperformance of European markets and the increasingly unclear outlook for Japan. Investments in emerging markets were also switched into Europe in anticipation of a volatile summer. Toward the end of the period, the Japanese market declined heavily with the unwinding of cross shareholdings and heavy foreign selling. The next move will be to put assets back into that market from other Asian markets.

  We do not anticipate further significant interest-rate hikes, and we do not expect global economies to deteriorate. Inflation does not appear to pose a threat, although both bond and equity markets are likely to react to any negative short-term data, particularly from the U.S. Longer term, there is reason to be positive about international markets. Sustained growth, stable interest rates, low inflation and positive corporate earnings in international markets remain supportive.

PACE INTERNATIONAL EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               7/31/00        REGIONAL ALLOCATION*                           7/31/00
---------------------------------------------------------------------------------------------------------------------
Net Assets ($MM)                                $246.5        Europe                                            59.8%
Number of Securities                               113        Asia                                              30.0
Equities                                          94.1%       Emerging Markets                                   5.3
Cash & Equivalents                                 4.9%       Cash & Equivalents                                 4.9
                                                                                                              ------
Preferred Stock/Convertible Bonds                  1.0%       Total                                            100.0
---------------------------------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                            7/31/00        TOP FIVE SECTORS*                              7/31/00
---------------------------------------------------------------------------------------------------------------------
Japan                                            23.9%        Consumer Goods & Services                        46.0%
United Kingdom                                   18.4         Financials                                       18.5
France                                           18.3         Information Technology                           14.9
Spain                                             5.1         General Industrials                               9.2
Netherlands                                       4.6         Basic Industries                                  6.6
---------------------------------------------------------------------------------------------------------------------
Total                                            70.3         Total                                            95.2

TOP TEN STOCKS*                                7/31/00
-------------------------------------------------------
Vodafone Group                                    3.8%
Ericsson                                          3.0
VNU                                               2.8
Vivendi                                           2.4
AXA                                               2.2
Total Fina Elf                                    2.2
Aventis                                           2.2
Glaxo Wellcome                                    2.0
Alcatel                                           2.0
Telefonica                                        2.0
-------------------------------------------------------
Total                                            24.6

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISER: Schroder Investment Management North America Inc.
PORTFOLIO MANAGERS: John Troiano, Heather Crighton and Mark Bridgeman
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of companies domiciled in emerging market countries. The adviser's network of regional specialists and analysts in 24 countries supports an intensive program of proprietary emerging markets research. Schroder uses its proprietary research network to identify attractively valued companies in emerging markets that it believes can leverage off the growth opportunities in these faster growing economies.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                  6 MONTHS          1 YEAR         3 YEARS      SINCE INCEPTION 8/24/95
-----------------------------------------------------------------------------------------------------------------------
With PACE program fee*                                 -16.99%          -1.51%          -9.26%              -1.08%
Without PACE program fee                               -16.36%          -0.02%          -7.89%               0.42%
MSCI EMF Ex-Malaysia Index                             -13.24%           6.74%          -7.08%              -0.04%
Lipper Emerging Markets Funds Median                   -12.30%          10.93%          -7.07%               0.82%
-----------------------------------------------------------------------------------------------------------------------

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EMF EX-MALAYSIA INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  MSCI EMF EX-MALAYSIA INDEX
Aug-95                $10,017              $10,013                     $10,000
Sep-95                 $9,900               $9,884                      $9,981
Oct-95                 $9,517               $9,490                      $9,633
Nov-95                 $9,475               $9,436                      $9,424
Dec-95                 $9,814               $9,761                      $9,816
Jan-96                $10,765              $10,694                     $10,581
Feb-96                $10,481              $10,399                     $10,304
Mar-96                $10,623              $10,527                     $10,265
Apr-96                $10,965              $10,853                     $10,648
May-96                $11,057              $10,930                     $10,681
Jun-96                $11,074              $10,933                     $10,752
Jul-96                $10,423              $10,277                     $10,001
Aug-96                $10,581              $10,420                     $10,195
Sep-96                $10,581              $10,407                     $10,267
Oct-96                $10,106               $9,927                      $9,904
Nov-96                $10,348              $10,152                     $10,024
Dec-96                $10,649              $10,435                     $10,059
Jan-97                $11,202              $10,963                     $10,849
Feb-97                $11,629              $11,366                     $11,311
Mar-97                $11,478              $11,205                     $11,077
Apr-97                $11,629              $11,338                     $11,326
May-97                $12,190              $11,870                     $11,665
Jun-97                $12,826              $12,474                     $12,439
Jul-97                $13,061              $12,686                     $12,827
Aug-97                $11,654              $11,306                     $11,480
Sep-97                $12,190              $11,811                     $11,916
Oct-97                $10,206               $9,876                     $10,009
Nov-97                $10,005               $9,669                      $9,789
Dec-97                $10,147               $9,795                     $10,044
Jan-98                 $9,609               $9,264                      $9,280
Feb-98                $10,231               $9,851                     $10,023
Mar-98                $10,601              $10,195                     $10,514
Apr-98                $10,660              $10,238                     $10,525
May-98                 $9,248               $8,871                      $9,104
Jun-98                 $8,399               $8,046                      $8,221
Jul-98                 $8,752               $8,374                      $8,541
Aug-98                 $6,280               $6,002                      $6,067
Sep-98                 $6,591               $6,291                      $6,485
Oct-98                 $7,289               $6,948                      $7,166
Nov-98                 $7,625               $7,260                      $7,718
Dec-98                 $7,668               $7,291                      $7,606
Jan-99                 $7,693               $7,306                      $7,484
Feb-99                 $7,643               $7,249                      $7,556
Mar-99                 $8,524               $8,075                      $8,552
Apr-99                 $9,498               $8,987                      $9,610
May-99                 $9,363               $8,847                      $9,555
Jun-99                $10,523               $9,932                     $10,639
Jul-99                $10,210               $9,624                     $10,350
Aug-99                $10,235               $9,636                     $10,444
Sep-99                 $9,761               $9,178                     $10,091
Oct-99                 $9,939               $9,333                     $10,306
Nov-99                $10,803              $10,132                     $11,230
Dec-99                $12,410              $11,625                     $12,659
Jan-00                $12,205              $11,419                     $12,735
Feb-00                $12,146              $11,349                     $12,903
Mar-00                $12,316              $11,494                     $12,966
Apr-00                $10,917              $10,175                     $11,737
May-00                $10,430               $9,709                     $11,252
Jun-00                $10,831              $10,070                     $11,648
Jul-00                $10,208               $9,479                     $11,049

  The graph depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI EMF ex-Malaysia Index. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  Over the fiscal year ended July 31, 2000, the Portfolio underperformed the MSCI EMF Index. This underperformance can be attributed primarily to stock selection in Asia, particularly in Korean and Taiwanese technology stocks. Stock selection in Latin America (Argentina) and Europe, Middle East and Africa (EMEA) (Turkey) also detracted from performance. The Portfolio's underperformance was offset slightly by overweighted positions in Mexico and Brazil along with an overweighted position in Malaysia prior to that country's reinstatement in the MSCI EMF Index.

  Recent performance of emerging markets has been driven by perceptions about the direction of the U.S. economy and U.S. interest rates. Market volatility in the developed markets--notably in the U.S. NASDAQ Composite Index--also affected the emerging markets, not because of the high proportion of technology stocks in emerging markets, but because in times of uncertainty higher risk assets tend to suffer. As a result, emerging markets underperformed developed markets during the second quarter of 2000, even though economic and earnings data continued to improve. Recent emerging market performance has improved, as U.S. economic data have suggested that the U.S. economy is slowing and may achieve a soft landing. Falling interest rates and compelling valuations make Brazil our favorite Latin American market. We have increased the Portfolio's exposure to Asia through purchases of hardware stocks in Taiwan and Korea. Within EMEA, the Portfolio is underweighted in Greece and South Africa.

  The short-term direction of the emerging markets will continue to depend on perceptions about the global economy and investor attitudes toward risk. It is hard to envision significant outperformance in emerging markets while there are doubts as to whether or not the U.S. economy will suffer a hard landing. However, we believe that ongoing structural improvements within emerging markets will limit any underperformance and provide a platform for renewed strength once the outlook for the U.S. becomes clearer. Although recent data have dampened fears of a hard landing for the U.S. economy, sentiment toward Latin America remains fragile due to the belief that it would be the hardest hit region in the event of a U.S. economic downturn. The impact of a U.S. hard landing would affect both direct trades links (mainly impacting Mexico) and the availability of capital via interest rates (more significant for Brazil). Given our core scenario for a soft landing, we believe that the capital flows issue has been exaggerated.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               7/31/00    REGIONAL ALLOCATION*                           7/31/00
-----------------------------------------------------------------------------------------------------------------
Net Assets ($MM)                                $82.2     Asia                                             48.2%
Number of Securities                              181     Latin America                                    25.2
Equities (common and preferred stocks,                    Europe/Mid East/Africa                           23.3
 warrants and rights)                            96.7%    Cash & Equivalents                                3.3
                                                                                                          -----
Cash & Equivalents                                3.3%    Total                                           100.0
-----------------------------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                            7/31/00    TOP TEN STOCKS*                                7/31/00
-----------------------------------------------------------------------------------------------------------------
Taiwan                                           13.0%    Telefonos de Mexico                               4.1%
Korea                                            11.7     Samsung Electronics                               3.7
Brazil                                           11.0     China Telecom Hong Kong                           2.6
Mexico                                           10.6     Infosys Technologies                              2.5
Hong Kong/China                                   7.4     China Unicom                                      2.4
                                                 ----
Total                                            53.7     Korea Telecom                                     2.3
                                                          Taiwan Semiconductor                              2.2
                                                          United Microelectronics                           2.1
                                                          Korea Electric Power                              2.0
                                                          Compeq Manufacturing                              1.8
-----------------------------------------------------------------------------------------------------------------
                                                          Total                                            25.7

*Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

PRINCIPAL
 AMOUNT                                                               MATURITY            INTEREST
  (000)                                                                DATES               RATES           VALUE
---------                                                       --------------------  ----------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--16.63%
 $3,003    Federal Home Loan Mortgage Corp. ..................        08/15/00             6.400%       $ 2,995,526
  2,400    Federal National Mortgage Association..............  08/03/00 to 08/09/00       6.390          2,397,976
  5,500    Student Loan Marketing Association.................        08/01/00        6.719 to 6.919*     5,499,033
                                                                                                        -----------
Total U.S. Government Agency Obligations
  (cost--$10,892,535).........................................                                           10,892,535
                                                                                                        -----------

BANK NOTES--1.53%
DOMESTIC--1.53%
  1,000    Bank of America N.A. (cost--$1,000,000)............        10/12/00             6.650          1,000,000
                                                                                                        -----------

CERTIFICATES OF DEPOSIT--6.87%
YANKEE--6.87%
  1,500    Commerzbank AG.....................................  06/22/01 to 07/23/01   7.075 to 7.090     1,499,844
  1,500    Svenska Handelsbanken..............................  05/02/01 to 06/20/01   6.995 to 7.100     1,500,349
    500    UBS AG Stamford Branch.............................        07/19/01             7.030            499,905
  1,000    Westpac Banking Corp. .............................        05/14/01             6.815          1,000,000
                                                                                                        -----------
Total Certificates of Deposit (cost--$4,500,098)..............                                            4,500,098
                                                                                                        -----------

COMMERCIAL PAPER@--57.87%
ASSET BACKED-BANKING--6.08%
  2,000    Atlantis One Funding Corp. ........................        09/13/00             6.550          1,984,353
  2,000    Centric Capital Corp. .............................        08/04/00             6.550          1,998,908
                                                                                                        -----------
                                                                                                          3,983,261
                                                                                                        -----------
ASSET BACKED-MISCELLANEOUS--11.68%
  1,105    Delaware Funding Corp. ............................        10/05/00             6.540          1,091,952
  2,000    Giro Funding Corp. ................................        08/17/00             6.550          1,994,178
  2,610    Parthenon Receivables Funding LLC..................  09/13/00 to 10/25/00   6.560 to 6.630     2,574,192
  2,000    Receivables Capital Corp. .........................        08/23/00             6.550          1,991,994
                                                                                                        -----------
                                                                                                          7,652,316
                                                                                                        -----------
AUTO & TRUCK--2.85%
  1,000    DaimlerChrysler N.A. Holding Corp. ................        09/27/00             6.550            989,629
    892    PACCAR Financial Corp. ............................        10/20/00             6.510            879,096
                                                                                                        -----------
                                                                                                          1,868,725
                                                                                                        -----------
BANKING-DOMESTIC--1.90%
  1,245    San Paolo IMI U.S. Finance Co. ....................        08/01/00             6.530          1,245,000
                                                                                                        -----------
BANKING-FOREIGN--3.03%
  1,000    Halifax PLC........................................        09/01/00             6.500            994,403
  1,000    Societe Generale...................................        10/13/00             6.540            986,738
                                                                                                        -----------
                                                                                                          1,981,141
                                                                                                        -----------
BROKER-DEALER--1.50%
  1,000    Goldman Sachs Group, Inc. .........................        10/16/00             6.550            986,172
                                                                                                        -----------
BUILDING MATERIALS--2.29%
  1,500    Sherwin-Williams Co. ..............................        08/01/00             6.500          1,500,000
                                                                                                        -----------
CHEMICALS--1.62%
  1,074    Henkel Corp. ......................................        10/03/00             6.510          1,061,764
                                                                                                        -----------
ELECTRONICS--2.57%
  1,700    Motorola Credit Corp. .............................        09/15/00             6.520          1,686,145
                                                                                                        -----------
ENTERTAINMENT--1.53%
  1,000    Walt Disney Co. ...................................        08/03/00             6.480            999,640
                                                                                                        -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY            INTEREST
  (000)                                                                DATES               RATES           VALUE
---------                                                       --------------------  ----------------  ------------
COMMERCIAL PAPER@--(CONCLUDED)
FINANCE-AIRCRAFT--3.05%
 $2,000    International Lease Finance Corp. .................        08/02/00             6.500%       $ 1,999,639
                                                                                                        -----------
FOOD, BEVERAGE & TOBACCO--1.52%
  1,000    Campbell Soup Co. .................................        08/28/00             6.550            995,088
                                                                                                        -----------
INSURANCE--6.07%
  2,000    Prudential Funding Corp. ..........................        08/21/00             6.520          1,992,756
  2,000    USAA Capital Corp. ................................        09/11/00             6.540          1,985,103
                                                                                                        -----------
                                                                                                          3,977,859
                                                                                                        -----------
METALS & MINING--3.04%
  2,000    RTZ America, Inc. .................................        08/15/00             6.530          1,994,921
                                                                                                        -----------
PRINTING, PUBLISHING--3.04%
  2,000    Reed Elsevier PLC..................................        08/23/00             6.530          1,992,019
                                                                                                        -----------
TELECOMMUNICATIONS--6.10%
  2,000    AT&T Capital Corp. ................................        08/01/00             6.500          2,000,000
  2,000    Bell Atlantic Financial Services, Inc. ............        08/16/00             6.500          1,994,583
                                                                                                        -----------
                                                                                                          3,994,583
                                                                                                        -----------
Total Commercial Paper (cost--$37,918,273)....................                                           37,918,273
                                                                                                        -----------

SHORT-TERM CORPORATE OBLIGATIONS--11.71%
ASSET BACKED-FINANCE--3.05%
  2,000    Beta Finance.......................................        01/18/01             6.640          2,000,000
                                                                                                        -----------
AUTO & TRUCK--1.03%
    675    Ford Motor Credit Corp. ...........................        08/15/00             6.850            675,271
                                                                                                        -----------
BROKER-DEALER--6.10%
  2,000    Merrill Lynch & Co., Inc. .........................  02/07/01 to 03/06/01   6.580 to 6.740     1,999,892
  2,000    Morgan Stanley Dean Witter & Co. ..................        08/15/00             6.645          2,000,000
                                                                                                        -----------
                                                                                                          3,999,892
                                                                                                        -----------
FINANCE-INDEPENDENT--1.53%
  1,000    National Rural Utilities Cooperative Finance Corp.
             MTN..............................................        07/20/01             6.710          1,000,000
                                                                                                        -----------
Total Short-Term Corporate Obligations (cost--$7,675,163).....                                            7,675,163
                                                                                                        -----------

NUMBER OF
 SHARES
  (000)
---------
MONEY MARKET FUNDS--3.66%
  1,915    AIM Liquid Assets Portfolio........................                                            1,915,247
    483    AIM Prime Portfolio................................                                              482,941
                                                                                                        -----------
                                                                                                          2,398,188
Total Money Market Funds (cost--$2,398,188)...................
                                                                                                        -----------
                                                                                                         64,384,257
Total Investments (cost--$64,384,257)--98.27%.................
                                                                                                          1,136,500
Other assets in excess of liabilities--1.73%..................
                                                                                                        -----------
Net Assets--100.00%...........................................                                          $65,520,757
                                                                                                        ===========

-----------------

* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of
       July 31, 2000, and reset periodically.
@      Interest rates shown are discount rates at date of purchase.
MTN    Medium Term Note.

                       Weighted Average Maturity--68 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
U.S. GOVERNMENT OBLIGATIONS--2.42%
 $ 4,839   U.S. Treasury Inflation Index Notes (cost--$4,789,638)...        07/15/02             3.625%        $   4,821,287
                                                                                                               -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--51.92%
   4,466   GNMA.....................................................  07/20/25 to 09/20/26        6.750            4,490,751
   3,694   GNMA.....................................................        10/15/40              6.800            3,686,108
   7,590   GNMA.....................................................  05/15/02 to 11/20/27        7.000            7,557,891
   2,606   GNMA.....................................................        06/16/26             7.040+            2,585,051
   4,120   GNMA.....................................................  11/20/21 to 12/20/27        7.125            4,134,598
   4,795   GNMA.....................................................  01/20/18 to 02/20/27        7.375            4,817,913
   1,494   GNMA.....................................................        05/15/39              7.470            1,474,303
   1,298   GNMA.....................................................  07/15/02 to 09/30/29        7.500            1,299,879
     533   GNMA.....................................................  12/15/07 to 08/15/09        8.000              542,741
   2,885   GNMA.....................................................        06/20/16              8.500            2,921,257
   3,995   GNMA ARM.................................................        05/20/30              6.000            3,918,267
  22,000   GNMA I...................................................        08/23/30              6.500           21,793,750
  10,000   GNMA I...................................................        08/23/30              7.000            9,706,200
   6,000   GNMA II..................................................        08/25/30              8.500            6,093,750
     998   GNMA II..................................................        04/20/30              9.000            1,021,226
     332   GNMA II ARM..............................................  04/20/18 to 01/20/28        6.375              333,584
  24,483   GNMA II ARM..............................................  10/20/29 to 08/24/30        7.000           24,428,510
   1,500   GNMA II ARM..............................................        07/20/30              7.500            1,503,225
      72   GNMA Project Loan........................................        10/15/40              7.000               62,660
     934   GNMA Project Loan........................................        09/30/29              7.500              895,874
                                                                                                               -------------
Total Government National Mortgage Association Certificates
  (cost--$103,818,551)..............................................                                             103,267,538
                                                                                                               -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--8.70%
     220   FHLMC....................................................        08/01/01              6.500              218,001
   1,895   FHLMC....................................................        09/01/04              7.000            1,878,253
     984   FHLMC....................................................        05/01/21              7.450              978,511
     789   FHLMC....................................................  10/01/17 to 11/01/24        7.500              783,984
     876   FHLMC....................................................        03/01/13              8.000              881,132
     283   FHLMC....................................................        04/01/04              8.500              283,982
   1,858   FHLMC ARM................................................        01/01/30              5.950            1,867,450
   1,903   FHLMC ARM................................................        01/01/28              6.352            1,883,990
   1,873   FHLMC ARM................................................        12/01/29              6.468            1,891,699
     993   FHLMC ARM................................................        10/01/29              6.906              991,777
   1,773   FHLMC ARM................................................        07/01/24              7.742            1,808,409
   3,733   FHLMC ARM................................................        04/01/29              7.907            3,834,577
                                                                                                               -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$17,353,284)...............................................                                              17,301,765
                                                                                                               -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--9.01%
  18,662   FHA Project Notes (cost--$18,802,998)....................  10/15/04 to 02/01/29   6.850 to 8.500       17,920,086
                                                                                                               -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--48.53%
   1,502   FNMA.....................................................        03/01/04              7.000            1,489,630
   3,612   FNMA(1)..................................................        01/01/07              7.220            3,636,670
   1,735   FNMA.....................................................        04/01/07              7.250            1,735,255
  40,200   FNMA.....................................................  10/01/26 to 08/16/30        7.500           39,626,000
   1,573   FNMA.....................................................  07/01/25 to 10/01/29        8.000            1,586,188
   2,264   FNMA.....................................................  11/01/02 to 09/01/27        8.500            2,306,023
   1,087   FNMA.....................................................  10/01/19 to 02/01/26        9.000            1,121,721

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)
 $ 1,836   FNMA ARM.................................................        02/01/30             6.276%        $   1,859,262
   1,389   FNMA ARM.................................................        02/01/29              6.424            1,405,656
   1,862   FNMA ARM.................................................        12/01/27              6.629            1,852,853
   3,188   FNMA ARM.................................................        03/01/07              6.820            3,201,042
   4,961   FNMA ARM.................................................        07/01/09              7.249            4,947,190
   1,642   FNMA ARM.................................................        03/01/25              7.810            1,680,984
  30,000   FNMA TBA.................................................          TBA                 8.000           30,084,360
                                                                                                               -------------

Total Federal National Mortgage Association Certificates.
  (cost--$96,715,818)                                                                                             96,532,834
                                                                                                               -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--25.87%
     136   FHLMC GNMA REMIC, Series 23, Class KZ....................        11/25/23              6.500              114,123
     413   FHLMC REMIC, Series 0159, Class H........................        09/15/21              4.500              379,392
     550   FHLMC REMIC, Series 0185, Class E........................        08/15/06              9.000              559,620
   2,102   FHLMC REMIC, Series 1003, Class H........................        10/15/20             7.438++           2,117,058
   3,666   FHLMC REMIC, Series 1188, Class H........................        12/15/20              7.500            3,670,156
   1,971   FHLMC REMIC, Series 1322, Class G........................        02/15/07              7.500            1,979,886
     299   FHLMC REMIC, Series 1347, Class HC.......................        12/15/21              4.250              276,467
   2,280   FHLMC REMIC, Series 1361, Class D........................        11/15/05              6.000            2,268,188
   1,106   FHLMC REMIC, Series 1502, Class PX.......................        04/15/23              7.000              969,396
     605   FHLMC REMIC, Series 1534, Class Z........................        06/15/23              5.000              426,837
   1,630   FHLMC REMIC, Series 1542, Class Z........................        07/15/23              7.000            1,446,932
      79   FHLMC REMIC, Series 1552, Class EA.......................        01/15/17              5.850               79,186
     179   FHLMC REMIC, Series 1573, Class PZ.......................        09/15/23              7.000              162,186
     255   FHLMC REMIC, Series 1640, Class F........................        10/15/07             7.088++             254,690
     150   FHLMC REMIC, Series 1658, Class GZ.......................        01/15/24              7.000              135,893
     114   FHLMC REMIC, Series 1661, Class PE.......................        11/15/06              6.000              113,810
   1,000   FHLMC REMIC, Series 1694, Class Z........................        03/15/24              6.500              868,568
     110   FHLMC REMIC, Series 1775, Class Z........................        03/15/25              8.500              112,996
   3,085   FHLMC REMIC, Series 1869, Class J........................        12/15/24              8.000            3,109,343
   1,313   FHLMC REMIC, Series 1933, Class ZA.......................        02/15/27              8.000            1,314,272
      89   FNMA REMIC, Trust 1992 - 074, Class Z....................        05/25/22              8.000               89,019
     165   FNMA REMIC, Trust 1992 - 129, Class L....................        07/25/22              6.000              144,528
   1,251   FNMA REMIC, Trust 1993 - 037, Class PX...................        03/25/23              7.000            1,122,227
     464   FNMA REMIC, Trust 1993 - 040, Class ZA...................        12/25/23              6.500              401,819
      47   FNMA REMIC, Trust 1993 - 162, Class C....................        08/25/23             3.000@               46,319
      45   FNMA REMIC, Trust 1993 - 240, Class Z....................        12/25/13              6.250               40,516
   1,187   FNMA REMIC, Trust 1993 - 250, Class DZ...................        12/25/23              7.000              992,139
      71   FNMA REMIC, Trust 1993 - 250, Class Z....................        12/25/23              7.000               65,975
      77   FNMA REMIC, Trust 1994 - 027, Class CZ...................        02/25/24              6.500               66,515
     876   FNMA REMIC, Trust 1999 - 003, Class CZ...................        02/25/14              6.000              716,987
     107   FNMA REMIC, Trust 1999 - 043, Class AZ...................        08/25/29              7.000               92,220
   1,105   FNMA REMIC, Trust G92 - 040, Class ZC....................        07/25/22              7.000            1,077,759
     148   FNMA REMIC, Trust G94 - 006, Class PJ....................        05/17/24              8.000              150,586
     919   GNMA REMIC, Trust Series 2000 - 009, Class FH............        02/16/30             7.126++             922,361
     100   Bank of America Mortgage Securities, Series 1999-5,
             Class A-22.............................................        05/25/29              6.500               90,863
     450   Bank of America Mortgage Securities, Series 1999-8,
             Class A-12.............................................        08/25/29              6.350              416,812
     207   Bear Stearns Mortgage Securities Inc., Series 1993-8,
             Class A-5..............................................        08/25/24              6.350              206,163
   2,379   Bear Stearns Mortgage Securities Inc., Series 1996-4,
             Class AI-1.............................................        09/25/27              8.125            2,401,504
   1,750   Chase Mortgage Finance Corp., Series 1998, Class IA-8....        08/25/28              6.750            1,536,743
   1,000   Countrywide Home Loan Inc. ..............................        06/15/04              6.850              975,880
   1,500   CWMBS Inc., Series 1998-13, Class A3.....................        12/25/28              6.500            1,337,805

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $ 1,500   CWMBS Inc., Series 1998-15, Class A8.....................        10/25/28             6.750%        $   1,300,505
   3,382   Farmer Mac., Series 2002, Class AA1......................        04/25/01              7.721            3,380,077
     530   Green Tree Financial Corp., Series 1998, Class 2.........        11/01/16              6.240              519,956
     686   Headlands Mortgage Security Inc. REMIC, Series 1997-1,.
             Class A, II                                                    03/15/12              7.750              689,249
     489   Headlands Mortgage Security Inc. REMIC, Series 1997-2,.
             Class A, II                                                    05/25/12              7.750              490,697
     383   Headlands Mortgage Security Inc. REMIC, Series 1997-4,.
             Class A, II                                                    11/25/12              7.250              380,330
   1,500   Headlands Mortgage Security Inc. REMIC, Series 1998-1,.
             Class A, III                                                   11/25/28              6.500            1,368,570
     703   Merrill Lynch Mortgage Investors, Inc., Series 1999,
             Class H1...............................................        03/20/17             6.210++             698,216
   1,610   Morgan Stanley Capital Inc., Series 1998 - HF1,
             Class A1...............................................        01/15/07             6.190++           1,557,497
   1,639   PNC Mortgage Securities Corp., Series 1998 - 5,
             Class 2A5..............................................        11/25/28              6.750            1,526,259
   2,500   PNC Mortgage Securities Corp., Series 1999 - 5,
             Class 2A5..............................................        07/25/29              6.750            2,322,625
   1,410   Prudential Home Mortgage REMIC, Series 1993 - 54,.
             Class A19                                                      01/25/24              6.500            1,188,280
     436   Prudential Home Mortgage REMIC, 1993 - 29, Class A8......        08/25/08              6.750              423,257
   1,500   Residential Funding Mortgage Securities Inc.,............
             Series 1998 - S12, Class A6                                    05/25/28              6.750            1,359,461
     990   Small Business Administration, Series 1995-10,
             Class I................................................        03/01/05              7.750              994,061
                                                                                                               -------------

Total Collateralized Mortgage Obligations (cost--$52,756,351).......                                              51,452,779
                                                                                                               -------------

ASSET BACKED SECURITIES--2.76%
     863   Beneficial Home Equity Loan Trust........................        04/28/26             6.945++             862,514
   2,000   Conseco Finance Home Loan Trust..........................        06/15/24              9.520            2,003,480
     688   Student Loan Marketing Association Series 1996 - 2,
             Class A1...............................................        10/25/04              6.581              686,863
   2,000   Student Loan Trust.......................................        10/27/25              6.740            1,939,960
                                                                                                               -------------
Total Asset Backed Securities (cost--$5,486,505)....................                                               5,492,817
                                                                                                               -------------

STRIPPED MORTGAGE-BACKED SECURITIES--5.85%
     815   FHLMC REMIC, Series 0013, Class B(1)+++..................        06/25/23              7.000              466,384
     772   FHLMC REMIC, Series 1554, Class I(1)+++..................        08/15/08             6.500*               66,078
   5,000   FHLMC REMIC, Series 1627, Class PN(1)+++.................        09/15/22              6.000            1,055,866
   1,613   FHLMC REMIC, Series 1993 - 138, Class CL(1)+++...........        11/25/22              7.000              334,878
   4,854   FHLMC REMIC, Series 2059, Class PI(1)+++.................        07/15/26              6.500            1,112,681
   9,033   FHLMC REMIC, Series 2080, Class VK(1)+++.................        09/15/05              6.500            1,361,748
   1,000   FHLMC REMIC, Series 2110, Class PT(1)+++.................        07/15/23              6.000              306,780
     941   FHLMC REMIC, Series 2136, Class GD(1)+++.................        03/15/29              7.000              207,923
   3,818   FHLMC REMIC, Series 2178, Class PI(1)+++.................        08/15/29              7.500              886,047
       6   FNMA REMIC, Trust 1992 - 142, Class KB(1)+++.............        08/25/07             11.977              164,618
       7   FNMA REMIC, Trust 1992 - 157, Class JA(1)+++.............        09/25/07             10.146              166,283
     616   FNMA REMIC, Trust 1992 - 207, Class U(1)+++..............        10/25/07              7.500              111,156
   2,926   FNMA REMIC, Trust 1993 - 116, Class H(1)+++..............        07/25/22              7.000              514,564
     186   FNMA REMIC, Trust 1993 - 161, Class GC(1)**..............        02/25/23             0.010*              126,760
     794   FNMA REMIC, Trust 1994 - 007, Class PK(1)+++.............        05/25/08             6.500*               40,883
   1,184   FNMA REMIC, Trust 1994 - 030, Class IA(1)+++.............        11/25/22             6.500*              141,378
   7,119   FNMA REMIC, Trust 1998 - 013, Class PI(1)+++.............        07/18/19              7.000              729,469
   3,301   FNMA REMIC, Trust 1998 - 024, Class OK(1)+++.............        11/18/21              7.000              433,157
   1,388   FNMA REMIC, Trust 1998 - 044, Class IG(1)+++.............        07/18/16              6.500              208,041
   6,705   GNMA REMIC, Trust Series 1998 - 001, Class PG(1)+++......        07/20/24              7.000            1,063,625
   4,424   Chase Mortgage Finance Corp.,
             Series 1998 - S2, Class A4(1)+++.......................        07/25/28              6.750              536,410
  16,000   Conseco Finance Securitizations(1)+++....................        12/15/29              7.000            1,015,000

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
STRIPPED MORTGAGE-BACKED SECURITIES--(CONCLUDED)
 $15,096   CWMBS Inc., Series 1998-14, Class A2(1)+++...............        12/25/13             0.500*%       $     207,564
   1,500   First Plus Home Loan Owner Trust Series 1998 - 5,.
             Class A1 (1)+++                                                10/10/00             6.000*               14,297
      10   Residential Funding Mortgage Securities Inc.,............
             Series 1993-S15, Class A9(1)+++                                04/25/08             7.721++              92,763
   1,428   Residential Funding Mortgage Securities Inc.,............
             Series 1998-S20, Class A19(1)+++                               09/25/28              6.750              267,777
                                                                                                               -------------

Total Stripped Mortgage-Backed Securities (cost--$11,256,924).......                                              11,632,130
                                                                                                               -------------

CORPORATE OBLIGATIONS--1.51%
   2,000   Lehman Brothers Holdings Inc. MTN........................        04/02/02              7.678            2,007,542
   1,000   Morgan Stanley Dean Witter & Co..........................        01/28/02             6.837@            1,000,699
                                                                                                               -------------
Total Corporate Obligations (cost--$3,006,152)......................                                               3,008,241
                                                                                                               -------------

COMMERCIAL PAPER--0.35%
     700   Dominion Resources MTN (cost--$699,915)..................        01/26/01              7.026              699,915
                                                                                                               -------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.05%
     105   U.S. Treasury Notes (cost--$104,922).....................        08/31/00             5.125@              104,869
                                                                                                               -------------

REPURCHASE AGREEMENT--8.09%
  16,093   Repurchase Agreement dated 07/31/00 with State Street
             Bank & Trust Co., collateralized by $11,995,000 U.S.
             Treasury Bond, 8.750% due 08/15/20 (value--
             $16,418,156) proceeds: $16,095,347
             (cost--$16,093,000)....................................        08/01/00              5.250           16,093,000
                                                                                                               -------------
                                                                                                                 328,327,261
Total Investments (cost--$330,884,058)--165.06%.....................
                                                                                                                (129,409,240)
Liabilities in excess of other assets--(65.06)%.....................
                                                                                                               -------------
Net Assets--100.00%.................................................                                           $ 198,918,021
                                                                                                               =============

-----------------

++ Floating rate securities. The interest rates shown are the current rates as of July 31, 2000.
*      Rate reflects annualized yield at date of purchase.
** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+      Estimated yield to maturity at July 31, 2000.
@      Interest rate shown is discount rate at date of purchase.
(1)    Illiquid securities representing 7.36% of net assets.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2000.
MTN    Medium Term Note.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF                                                                      EXPIRATION
CONTRACTS                                                      STRIKE PRICE       DATES        VALUE
---------                                                      ------------  ---------------  -------
WRITTEN OPTIONS(1)
   300     Federal National Mortgage Association Calls.......    $123.75      September 2000  $77,700
                                                                                              =======

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
U.S. GOVERNMENT OBLIGATIONS--25.34%
                                                                                       4.250 to
 $33,910   U.S. Treasury Notes(1) (cost--$33,836,016).........  11/15/03 to 02/15/10    7.875%     $ 33,975,552
                                                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.45%
     854   GNMA...............................................  11/15/26 to 12/15/26     7.750          852,493
      19   GNMA...............................................        11/20/01           8.500           18,876
      95   GNMA...............................................        01/15/02           9.000           96,140
     142   GNMA...............................................  07/15/04 to 09/15/04     9.500          147,400
     830   GNMA ARM...........................................  10/20/27 to 11/20/27     7.125          831,833
                                                                                                   ------------
Total Government National Mortgage Association Certificates
  (cost--$1,960,240)..........................................                                        1,946,742
                                                                                                   ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.06%
      79   FHLMC (cost--$79,657)..............................        06/01/02           8.000           79,281
                                                                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.59%
   1,400   FNMA...............................................        09/01/25           7.000        1,355,751
   9,658   FNMA...............................................  06/01/10 to 09/01/29     7.500        9,541,329
     544   FNMA...............................................        03/01/04           8.000          544,706
      75   FNMA...............................................        09/01/07          13.000           84,075
                                                                                                   ------------
Total Federal National Mortgage Association Certificates
  (cost--$11,746,484).........................................                                       11,525,861
                                                                                                   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--11.25%
     869   FDIC REMIC Trust, Series 1996-C1, Class 1A.........        05/25/26           6.750          863,790
     119   FHLMC, Series 1497, Class O........................        10/15/22           7.000          111,898
      67   FHLMC, Series 1588, Class TB.......................        06/15/23           6.500           65,915
     274   FNMA REMIC Trust, Series 1993-70, Class C..........        03/25/18           6.900          272,303
     540   Amresco Residential Securities Mortgage Loan Trust,
             Series 1996-3, Class A6..........................        11/25/24           7.875          540,443
   1,573   GMAC Commercial Mortgage Security Inc.,
             Series 1997-C2, Class A1.........................        12/15/04           6.451        1,530,519
   1,183   BA Mortgage Securities Inc., Series 1997-2, Class
             1A5..............................................        10/25/27           7.250        1,150,794
     600   CWMBS Inc., Series 1997-10, Class A4...............        02/25/28           6.613          591,843
   1,288   DLJ Mortgage Acceptance Corp., Series 1997-CF1,
             Class A1A........................................        05/15/06           7.400        1,289,524
     855   Drexel Burnham Lambert, Series H, Class 4..........        04/01/17           8.500          860,970
   1,265   LB Commercial Conduit Mortgage Trust,
             Series 1995-C2, Class A..........................        08/25/04           7.220        1,262,572
     169   Norwest Asset Securities Corp., Series 1997-5,
             Class A2.........................................        04/25/12           7.000          168,106
      57   PNC Mortgage Securities Corp., Series 1997-2, Class
             A................................................        03/25/27           7.250           56,336
      72   Residential Asset Security Mortgage, Series 1997
             Class A..........................................        03/25/27           7.000           71,501
     428   Resolution Trust Corp., Series 1994-C1, Class C....        06/25/26           8.000          426,232
   1,374   Resolution Trust Corp., Series 1995-C2, Class D....        05/25/27           7.000        1,369,516
   2,299   SASCO Commercial Mortgage Trust, Series 1998-C3A,
             Class E..........................................        06/25/01           7.400        2,292,638
   1,000   Salomon Brothers Mortgage Securities VII Inc.,
             Series 1997-LB6, Class A4........................        12/25/27           6.910          989,130
     729   Structured Asset Securities Corp.,
             Series 1995-C4, Class A2 ARM.....................        06/25/26           7.160          729,026
     445   Structured Asset Securities Corp., Series 1995-C4,
             Class D..........................................        06/25/26           7.000          443,097
                                                                                                   ------------
Total Collateralized Mortgage Obligations
  (cost--$15,240,764).........................................                                       15,086,153
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE NOTES--44.04%
AEROSPACE--0.38%
 $   500   Lockheed Martin Corp...............................        12/01/09          8.200%     $    508,001
                                                                                                   ------------
AIRLINES--1.13%
     171   Continental Airlines Trust, Series 1997-4, Class
             4C...............................................        07/02/07           6.800          162,985
   1,410   Continental Airlines Trust, Series 1998-3, Class
             2C...............................................        11/01/05           7.250        1,348,806
                                                                                                   ------------
                                                                                                      1,511,791
                                                                                                   ------------
AUTOMOTIVE--1.51%
     750   Ford Motor Credit Corp.............................        02/28/02           6.500          740,855
   1,225   Ford Motor Credit MTN..............................        12/30/14           9.140        1,281,058
                                                                                                   ------------
                                                                                                      2,021,913
                                                                                                   ------------
BANKS--8.22%
     895   ABN Amro Bank NV...................................        05/31/05           7.250          888,531
     910   BankBoston NA MTN..................................        03/25/08           6.375          839,772
     258   Continental Bank NA................................        04/01/01          12.500          266,667
     740   First Bank Systems Inc.............................        05/01/05           7.625          742,849
   1,430   First Union Corp...................................        11/01/04           6.950        1,387,642
     735   First USA Bank MTN.................................        12/03/01           6.625          727,687
     490   Mellon Bank NA.....................................        06/01/03           6.750          482,079
   1,125   PNC Bank, NA.......................................        04/15/05           7.875        1,144,993
     900   Security Pacific Corp. MTN.........................        07/01/03           9.800          947,065
     500   Sovran Financial Corp..............................        06/15/06           9.250          527,298
     600   United States Bancorp MTN..........................        05/15/04           6.000          569,716
   1,050   Washington Mutual Inc..............................        08/15/06           7.500        1,026,664
   1,510   Wells Fargo & Co...................................        07/15/04           6.625        1,472,128
                                                                                                   ------------
                                                                                                     11,023,091
                                                                                                   ------------
CHEMICALS--0.68%
     960   Eastman Chemical Co................................        01/15/04           6.375          913,597
                                                                                                   ------------
COMPUTER HARDWARE--0.74%
   1,000   Sun Microsystems Inc...............................        08/15/04           7.350          997,502
                                                                                                   ------------
COMPUTER SOFTWARE & SERVICES--1.20%
     900   Computer Associates International Inc..............        04/15/03           6.250          847,798
     780   Oracle Corp........................................        02/15/04           6.720          765,863
                                                                                                   ------------
                                                                                                      1,613,661
                                                                                                   ------------
ELECTRIC COMPANIES--0.89%
   1,180   Constellation Energy Group Inc.....................        04/01/05           7.875        1,191,860
                                                                                                   ------------
ENERGY--0.78%
   1,090   Noram Energy Corp..................................        11/01/03           6.375        1,040,348
                                                                                                   ------------
FINANCIAL SERVICES--6.19%
   1,240   American Express Credit Corp.......................        08/10/05           6.250        1,226,562
   1,400   Aristar Inc........................................        09/01/04           7.375        1,365,168
     625   Associates Corp. NA................................        11/01/03           5.750          592,026
   1,400   Bellsouth Capital Funding Corp.....................        02/15/30           7.875        1,397,480
     870   Beneficial Corp....................................        12/15/04           6.810          849,699
     635   Countrywide Funding Corp. MTN......................        09/16/03           7.450          628,605
     225   GATX Capital Corp..................................        11/01/00           6.500          224,362

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE NOTES--(CONTINUED)
FINANCIAL SERVICES--(CONCLUDED)
 $ 1,420   Heller Financial Inc. MTN..........................        07/22/02          6.500%     $  1,395,861
     650   Mellon Financial Co................................        11/15/03           5.750          618,970
                                                                                                   ------------

                                                                                                      8,298,733
                                                                                                   ------------
HOTELS & LODGING--0.72%
   1,000   Marriott International Inc.........................        11/15/03           6.625          962,583
                                                                                                   ------------
INFORMATION & COMPUTER SERVICES--1.26%
   1,400   Comdisco Inc.......................................        04/30/02           5.950        1,333,476
     371   First Data Corp....................................        04/01/03           6.625          362,540
                                                                                                   ------------
                                                                                                      1,696,016
                                                                                                   ------------
INSURANCE--2.46%
     700   Ace Ina Holding Inc................................        08/15/06           8.300          707,298
     955   Aetna Services Inc.................................        08/15/06           7.125          910,584
     910   CNA Financial Corp.................................        04/15/05           6.500          829,762
   1,010   Conseco Inc........................................        06/15/01           6.400          848,400
                                                                                                   ------------
                                                                                                      3,296,044
                                                                                                   ------------
LEISURE--0.94%
     965   Carnival Corp......................................        04/15/08           6.150          846,669
     430   Time Warner Entertainment Co. LP...................        09/01/08           7.250          416,857
                                                                                                   ------------
                                                                                                      1,263,526
                                                                                                   ------------
METALS & MINING--0.15%
     200   BHP Finance USA LTD................................        12/01/02           7.875          199,928
                                                                                                   ------------
OFFICE EQUIPMENT--0.73%
   1,100   Xerox Corp. MTN....................................        12/15/03           5.250          979,239
                                                                                                   ------------
RAILROADS--0.35%
     297   Consolidated Rail Corp.............................        04/01/05           7.070          292,821
     165   CSX Transportation Inc.............................        03/01/06           8.410          171,054
                                                                                                   ------------
                                                                                                        463,875
                                                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--7.23%
     760   Archstone Communities Trust MTN....................        10/13/00           6.170          758,237
   1,200   Bradley Operating Limited Partnership..............        03/15/06           8.875        1,145,453
                                                                                       7.050 to
   1,150   Corporate Property Investment Trust................  04/01/03 to 08/15/04     7.750        1,124,922
     410   Health Care Property Investments Inc...............        02/15/06           6.500          358,365
                                                                                       6.500 to
   1,645   Kimco Realty Corp..................................  10/01/03 to 11/14/05     6.830        1,576,587
   1,000   Nationwide Health Property Inc.....................        09/18/01           7.000          983,366
     950   New Plan Realty Trust Corp.........................        04/06/05           7.750          946,994
   1,355   Prologis Trust.....................................        07/15/06           7.050        1,273,890
     400   Rouse Co...........................................        01/15/03           8.500          405,366
   1,125   Summit Properties Partnership LP...................        10/05/00           6.710        1,122,592
                                                                                                   ------------
                                                                                                      9,695,772
                                                                                                   ------------
RETAIL--2.38%
   1,370   Dayton Hudson Corp.................................        03/01/06           9.250        1,370,491
     885   JC Penney Inc......................................        04/01/07           7.600          774,197

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE NOTES--(CONCLUDED)
RETAIL--(CONCLUDED)
 $   980   Sears Roebuck Acceptance Corp......................        03/20/03          6.000%     $    942,744
     100   Wal-Mart Stores Inc................................        06/29/11           8.875          103,329
                                                                                                   ------------

                                                                                                      3,190,761
                                                                                                   ------------
TELECOMMUNICATIONS--3.79%
   1,180   AT&T Corp..........................................        03/15/04           5.625        1,113,768
     450   Carolina Telephone & Telegraph Co..................        05/01/03           6.125          436,342
   2,210   Vodafone AirTouch PLC..............................        02/15/10           7.750        2,207,702
                                                                                       7.550 to
   1,320   WorldCom Inc.......................................  04/01/04 to 05/15/06     8.000        1,330,072
                                                                                                   ------------
                                                                                                      5,087,884
                                                                                                   ------------
UTILITIES--2.31%
     700   New York State Electric & Gas Corp.................        05/01/20           9.875          730,360
     780   Southern Investments PLC...........................        12/01/06           6.800          715,962
   1,075   TXU Eastern Funding Co.............................        05/15/05           6.450        1,004,547
                                                                                       8.250 to
     650   Virginia Electric & Power Co.......................  04/01/21 to 03/01/25     8.750          650,456
                                                                                                   ------------
                                                                                                      3,101,325
                                                                                                   ------------
Total Corporate Notes (cost--$61,285,774).....................                                       59,057,450
                                                                                                   ------------

ASSET BACKED SECURITIES--5.54%
     720   Aames Mortgage Trust, Series 1996-D, Class A1G.....        03/15/29           7.320          700,042
   1,970   California Infrastructure, Series 1997-1, Class
             A5...............................................        06/25/04           6.250        1,942,282
   1,176   EMAC Trust, Series 1998-1, Class 1A................        07/15/03           6.110        1,150,129
     525   Green Tree Financial Corp., Series 1996-3, Class
             A4...............................................        05/15/27           7.100          522,590
   1,000   Ikon Receivables LLC, Series 1999-1, Class A3......        05/15/05           5.990          989,430
     165   Money Store Home Equity Trust, Series 1996-D, Class
             A6...............................................        06/15/21           6.830          164,440
     240   Money Store Home Equity Trust, Series 1997-A, Class
             A6...............................................        10/15/21           7.210          238,840
     191   Money Store Home Equity Trust, Series 1997-C, Class
             AH5..............................................        02/15/15           6.590          190,164
     955   Team Fleet Financing Corp., Series 1998-2, Class
             A................................................        07/25/02           6.070          943,808
     600   UCFC Loan Trust, Series 1996-B1, Class A7..........        09/15/27           8.200          589,594
                                                                                                   ------------
Total Asset Backed Securities (cost--$7,559,736)..............                                        7,431,319
                                                                                                   ------------

REPURCHASE AGREEMENT--2.12%
   2,844   Repurchase Agreement dated 07/31/00 with State
             Street Bank & Trust Co., collateralized by
             $836,636 U.S. Treasury Notes, 6.625% due
             03/31/02; (value--$857,551) and $1,589,127 U.S.
             Treasury Bonds, 8.125% due 08/15/19; (value--
             $2,044,014); proceeds: $2,844,415
             (cost--$2,844,000)...............................        08/01/00           5.250        2,844,000
                                                                                                   ------------
Total Investments (cost--$134,552,671)--98.39%................                                      131,946,358
Other assets in excess of liabilities--1.61%..................                                        2,156,001
                                                                                                   ------------
Net Assets--100.00%...........................................                                     $134,102,359
                                                                                                   ============

-----------------

ARM Adjustible Rate Mortgage--The interest rates shown are the current rate as of July 31, 2000.
FDIC   Federal Deposit Insurance Corporation.
MTN    Medium Term Notes.
REMIC  Real Estate Mortgage Investment Conduit.
(1)    Security, or portion thereof, was on loan at July 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

PRINCIPAL
 AMOUNT                                                              MATURITY                INTEREST
  (000)                                                               DATES                    RATES               VALUE
---------                                                      --------------------  -------------------------  ------------
U.S. GOVERNMENT OBLIGATIONS--18.48%
 $19,300   U.S. Treasury Bonds(1)............................  08/15/15 to 02/15/26      6.000 to 10.625%       $ 23,203,849
  18,544   U.S. Treasury Inflation Index Notes...............  07/15/02 to 01/15/07       3.375 to  3.625         18,019,672
   5,700   U.S. Treasury Stripped Principal Payment Bonds....  02/15/15 to 11/15/18      6.779 to  6.873@          2,166,768
                                                                                                                ------------
Total U.S. Government Obligations (cost--$42,736,341)........                                                     43,390,289
                                                                                                                ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--17.55%
     175   GNMA ARM..........................................        11/20/23                  7.125                 175,644
   1,196   GNMA ARM..........................................  01/20/26 to 05/20/26            7.375               1,199,581
   1,600   GNMA I TBA........................................          TBA                     7.000               1,552,992
  21,100   GNMA I TBA........................................          TBA                     7.500              20,884,021
  12,000   GNMA I TBA........................................          TBA                     8.000              12,084,000
   5,200   GNMA I TBA........................................          TBA                     8.500               5,305,622
                                                                                                                ------------
Total Government National Mortgage Association Certificates
  (cost--$41,145,277)........................................                                                     41,201,860
                                                                                                                ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.44%
   1,696   FHLMC ARM.........................................        05/01/25                  7.645               1,738,862
   4,500   FHLMC TBA.........................................          TBA                     5.500               3,985,290
                                                                                                                ------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$5,691,261).........................................                                                      5,724,152
                                                                                                                ------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--1.76%
   4,239   FHA Project Notes (cost--$4,334,816)..............  08/01/20 to 07/01/25            7.430               4,140,397
                                                                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.55%
   3,887   FNMA ARM..........................................        12/01/09                  6.970               3,668,312
      35   FNMA ARM..........................................        12/01/17                  7.125                  35,156
     585   FNMA ARM..........................................        04/01/27                  7.796                 600,923
     824   FNMA ARM..........................................        05/01/27                  7.861                 847,200
   1,147   FNMA ARM COFI.....................................        11/01/26                  5.740               1,042,671
   6,900   FNMA TBA..........................................          TBA                     6.000               6,330,750
     500   FNMA TBA..........................................          TBA                     8.000                 501,406
                                                                                                                ------------
Total Federal National Mortgage Association Certificates
  (cost--$13,367,128)........................................                                                     13,026,418
                                                                                                                ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--36.30%
   1,000   FHLMC REMIC, Series 1278, Class K.................        05/15/22                  7.000                 953,791
     100   FHLMC REMIC, Series 1366, Class H.................        08/15/07                  6.000                  97,187
      29   FHLMC REMIC, Series 1367, Class KA................        09/15/22                  6.500                  26,526
   1,231   FHLMC REMIC, Series 1502, Class PX-Z..............        04/15/23                  7.000               1,078,398
     876   FHLMC REMIC, Series 1503, Class PZ................        05/15/23                  7.000                 793,276
     484   FHLMC REMIC, Series 1534, Class Z.................        06/15/23                  5.000                 341,470
     784   FHLMC REMIC, Series 1548, Class Z.................        07/15/23                  7.000                 713,465
   1,143   FHLMC REMIC, Series 1562, Class Z.................        07/15/23                  7.000               1,032,508
     186   FHLMC REMIC, Series 1601, Class PB................        11/15/23                  6.500                 161,404
     136   FHLMC REMIC, Series 1611, Class I.................        02/15/23                  6.000                 129,554
     793   FHLMC REMIC, Series 1628, Class KZ................        12/15/23                  6.250                 672,452
     305   FHLMC REMIC, Series 1694, Class Z.................        03/15/24                  6.500                 264,631
   2,578   FHLMC REMIC, Series 1870, Class Z.................        01/15/24                  6.500               2,230,984
   2,289   FHLMC REMIC, Series 2061, Class Z.................        06/15/28                  6.500               1,884,504
   3,311   FHLMC REMIC, Series 2106, Class ZB................        12/15/28                  6.250               2,625,034
     445   FHLMC REMIC, Series G15, Class PZ.................        07/25/23                  7.000                 389,611

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                INTEREST
  (000)                                                               DATES                    RATES               VALUE
---------                                                      --------------------  -------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $   308   FHLMC REMIC, Series G23, Class KZ.................        11/25/23                 6.500%            $    259,370
   1,541   FHLMC REMIC, Series G24, Class ZA.................        11/25/23                  6.500               1,323,006
     205   FNMA REMIC, Trust Series 1991-065, Class Z........        06/25/21                  6.500                 194,820
      75   FNMA REMIC, Trust Series 1992-118, Class K........        09/25/08                  7.500                  74,594
     160   FNMA REMIC, Trust Series 1992-129, Class L........        07/25/22                  6.000                 140,148
     554   FNMA REMIC, Trust Series 1992-G40, Class ZC.......        07/25/22                  7.000                 540,451
      87   FNMA REMIC, Trust Series 1993-037, Class PX.......        03/25/23                  7.000                  77,808
     185   FNMA REMIC, Trust Series 1993-056, Class PZ.......        05/25/23                  7.000                 165,828
     351   FNMA REMIC, Trust Series 1993-060, Class Z........        05/25/23                  7.000                 318,100
     762   FNMA REMIC, Trust Series 1993-065, Class ZZ.......        06/25/13                  7.000                 718,532
     139   FNMA REMIC, Trust Series 1993-070, Class Z........        05/25/23                  6.900                 123,946
     402   FNMA REMIC, Trust Series 1993-096, Class Z........        06/25/23                  7.000                 363,191
     279   FNMA REMIC, Trust Series 1993-122, Class L........        01/25/23                  6.500                 258,035
      76   FNMA REMIC, Trust Series 1993-149, Class L........        08/25/23                  6.000                  70,169
     151   FNMA REMIC, Trust Series 1993-160, Class ZB.......        09/25/23                  6.500                 133,703
     147   FNMA REMIC, Trust Series 1993-163, Class ZA.......        09/25/23                  7.000                 133,474
     104   FNMA REMIC, Trust Series 1993-199, Class Z........        10/25/23                  7.000                  93,912
     284   FNMA REMIC, Trust Series 1993-G10, Class G........        05/25/22                  5.000                 273,811
     153   FNMA REMIC, Trust Series 1993-G40, Class Z........        12/25/23                  6.500                 132,614
     301   FNMA REMIC, Trust Series 1994-023, Class PX.......        08/25/23                  6.000                 251,037
   3,442   FNMA REMIC, Trust Series 1998-063, Class ZA.......        11/25/28                  6.000               2,520,557
   4,000   FNMA REMIC, Trust Series 1998-M, Class B..........        09/25/07                  6.270               3,723,469
   1,695   FNMA REMIC, Trust Series 1998-M7, Class Z.........        05/25/36                  6.390               1,398,821
   5,481   FNMA REMIC, Trust Series 1999-010, Class MZ.......        09/17/38                  6.500               4,374,458
   2,500   FNMA REMIC, Trust Series 1999-W4, Class A9........        02/25/29                  6.250               2,123,039
  10,000   FNMA REMIC, Trust Series 2000-012, Class PG.......        04/25/30                  7.500               9,897,775
   4,191   GNMA REMIC, Trust Series 2000-009, Class FG.......        02/16/30                 7.226++              4,174,476
   1,103   GNMA REMIC, Trust Series 2000-009, Class FH.......        02/16/30                 7.126++              1,106,834
   3,145   Small Business Administration Series 1999-20K,
             Class 1.........................................        11/01/19                  7.060               2,892,944
     389   U.S. Department of Veteran Affairs Vendee Mortgage
             Trust,. Series 1993-3, Class 2ZA                        06/15/20                  6.500                 366,820
   2,000   BA Mortgage Securities, Inc., Series 1998-4, Class
             1A-12...........................................        08/25/28                  6.750               1,890,500
     222   Bear Stearns Mortgage Securities Inc. REMIC,
             Series 1994-1,. Class 3A ARM                            05/25/23                  7.098                 217,305
     190   California Federal Bank REMIC, Series 1990- BN1,
             Class A. ARM                                            08/25/30                  6.695                 188,475
     516   Capital Asset Research Funding, Series 1998-A,
             Class A ARM.....................................        12/15/05                  5.905                 510,217
   5,000   Citicorp Mortgage Securities Inc. REMIC, Series
             1998-9, Class A5................................        10/25/28                  6.500               4,567,600
   3,751   Community Program Loan Trust, Series 1987-A, Class
             A4..............................................        10/01/18                  4.500               3,367,099
   4,855   GMAC Commercial Mortgage Security Inc., Series
             1998-C1,. Class A1 ARM                                  11/15/07                  6.411               4,696,722
   3,981   Housing Security Inc., Series 1992-8, Class B
             ARM.............................................        06/25/24                  6.537               3,861,147
   1,873   LTC Commercial Mortgage Certificates, Series
             1998-1, Class A. ARM                                    05/28/30                  6.029               1,783,380
   3,000   Oakwood Mortgage Investors Inc., Series 1999-B,
             Class A2........................................        12/15/13                  6.190               2,912,370
   2,516   Residential Funding Mortgage Securities I Inc.,.
             Series 1997-S7, Class A5                                05/25/27                  7.500               2,399,702
     150   Residential Funding Mortgage, Series 1993-S30,
             Class A9........................................        08/25/23                  7.500                 144,750
   3,041   Salomon Brothers Mortgage Securities Inc. VII
             REMIC,. Series 1993-3, Class A7-MZ                      08/25/23                  7.200               2,768,668
   4,500   Structured Asset Securities Corp., Series 1997-4,
             Class 2A-9......................................        12/25/27                  7.000               4,282,605
                                                                                                                ------------

Total Collateralized Mortgage Obligations
  (cost--$88,166,084)........................................                                                     85,211,077
                                                                                                                ------------

ASSET BACKED SECURITIES--6.71%
     635   American Residential Mortgage Loan Trust, Series
             1998-001, Class 1 ARM...........................        05/25/29                  6.800                 634,499

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                INTEREST
  (000)                                                               DATES                    RATES               VALUE
---------                                                      --------------------  -------------------------  ------------
ASSET BACKED SECURITIES--(CONCLUDED)
 $ 3,294   Delta Funding Home Equity Loan Trust,
             Series 1999-003,. Class A1-A ARM                        09/15/29                 7.036%            $  3,304,814
   2,392   First Security Auto Owner Trust, Series 1999-1,
             Class A3........................................        06/15/03                  5.580               2,373,965
   2,500   Keystone Owner Trust, Series 1998-P2, Class A4+...        12/25/18                  6.840               2,459,675
   2,798   Metropolitan Asset Funding, Inc., Series 2000-A,
             Class A3+.......................................        12/25/23                  8.115               2,810,241
   1,714   Mid-State Trust, Series 4, Class A................        04/01/30                  8.330               1,712,208
     360   Money Store Home Equity Trust,....................
             Series 1997-D, Class AF3 ARM                            11/15/21                  6.345                 356,284
     341   Money Store Home Equity Trust, Series 1998-A,
             Class AV ARM....................................        06/15/29                  6.806                 340,809
   1,753   SLMA Student Loan Trust, Series 1998-1, Class A1
             ARM.............................................        01/25/07                  6.781               1,752,305
                                                                                                                ------------

Total Asset Backed Securities (cost--$15,823,483)............                                                     15,744,800
                                                                                                                ------------

STRIPPED MORTGAGE-BACKED SECURITIES+--0.12%
     109   FHLMC, Series 1625, Class GA+++...................        01/15/08                7.700(2)                  4,810
       1   FNMA REMIC, Trust Series 1993-134, Class EA+++....        11/25/05                10.480(2)                 1,054
     426   FNMA REMIC, Trust Series 1993-201, Class JB+++....        09/25/21                8.310(2)                 47,323
   3,020   FNMA REMIC, Trust Series 1993-201, Class JC+++....        05/25/19                6.000(2)                222,131
                                                                                                                ------------
Total Stripped Mortgage-Backed Securities (cost--$279,507)...                                                        275,318
                                                                                                                ------------

CORPORATE BONDS--26.66%
AIRLINES--0.45%
     500   AMR Corp..........................................        02/01/01                 10.000                 504,013
     500   United Air Lines Inc..............................        11/27/12                 10.360                 552,770
                                                                                                                ------------
                                                                                                                   1,056,783
                                                                                                                ------------
APPAREL & FOOTWEAR--0.74%
   2,000   Westpoint Stevens Inc.............................        06/15/05                  7.875               1,742,500
                                                                                                                ------------
BANKS--0.63%
   1,500   MBNA American Bank................................        12/10/02                 7.175++              1,476,209
                                                                                                                ------------
ENERGY--0.93%
   2,200   NRG Energy Inc....................................        11/01/03                  8.000               2,190,870
                                                                                                                ------------
FINANCIAL SERVICES--7.13%
   3,700   AT&T Capital Corp.................................        04/23/02                 7.010++              3,706,068
   6,800   General Motors Acceptance Corp....................  08/06/01 to 04/05/04      6.853 to 7.020++          6,804,005
   4,000   Infrastructure Finance Corp.......................        03/26/09                 6.435++              3,997,500
     236   Midland Funding Corp..............................        07/23/02                10.330++                241,298
   2,000   Textron Financial Corp............................        05/28/02                 7.178++              1,994,618
                                                                                                                ------------
                                                                                                                  16,743,489
                                                                                                                ------------
INSURANCE--PROPERTY/CASUALTY--0.43%
   1,000   Nehi Inc.+........................................        06/09/03                11.260++              1,000,000
                                                                                                                ------------
MEDIA--0.86%
   2,000   Cox Enterprises, Inc..............................        02/15/07                  8.000               2,015,772
                                                                                                                ------------
MEDICAL PROVIDERS--0.70%
   1,700   Columbia HCA Health Care Corp.....................        07/15/45                  6.630               1,638,123
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                INTEREST
  (000)                                                               DATES                    RATES               VALUE
---------                                                      --------------------  -------------------------  ------------
CORPORATE BONDS--(CONCLUDED)
OTHER INSURANCE--0.43%
 $ 1,000   Alpha Wind Reinsurance............................        05/23/01                11.320%++          $  1,000,000
                                                                                                                ------------
SECURITIES & ASSET MANAGEMENT--4.29%
   3,250   Goldman Sachs Group, Inc.+........................        03/19/01                 6.898++              3,251,661
   2,300   Lehman Brothers Holdings Inc......................        04/02/02                 7.679++              2,308,673
   4,500   Morgan Stanley Dean Witter & Co...................        04/22/04                 6.990++              4,497,143
                                                                                                                ------------
                                                                                                                  10,057,477
                                                                                                                ------------
TOBACCO--1.63%
   4,000   Philip Morris Companies Inc.......................  04/01/04 to 07/15/05       7.000 to 7.500           3,833,711
                                                                                                                ------------
UTILITIES--1.55%
   1,663   Niagara Mohawk Power Co...........................        10/01/02                  7.250               1,647,712
   2,000   TXU Corp..........................................        06/25/01                 7.315++              1,997,514
                                                                                                                ------------
                                                                                                                   3,645,226
                                                                                                                ------------
YANKEE--6.89%
   2,500   Compagnie Financiere de CIC et de l'Union
             Europeenne......................................        10/29/49                 7.434++              2,387,500
   2,000   Fuji Finance Cayman Ltd...........................        04/15/10                 8.625++              1,964,700
   1,000   Korea Development Bank............................        10/06/00                 7.675++                999,081
   1,000   Mexico Credit Link+...............................        02/25/02                11.804++              1,040,460
   2,900   Nacional Financiera...............................        05/08/03                 8.575++              2,932,338
   1,000   National Power Corp...............................        05/15/28                 9.625++                725,200
   2,300   Nordbanken AB+....................................        11/29/49                 8.950++              2,305,012
   1,400   Petroleos Mexicanos...............................        09/15/27                  9.500               1,435,000
   2,400   Residential Reinsurance...........................        06/01/01                10.926++              2,394,000
                                                                                                                ------------
                                                                                                                  16,183,291
                                                                                                                ------------
Total Corporate Bonds (cost--$62,998,328)....................                                                     62,583,451
                                                                                                                ------------

CONVERTIBLE BONDS--0.80%
MEDIA--0.45%
   1,070   Clear Channel Communications......................        12/01/02                  1.500               1,052,612
                                                                                                                ------------
SEMI-CONDUCTOR--0.14%
     500   Conexant Systems Inc..............................        02/01/07                  4.000                 335,625
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--0.21%
     500   Nextel Communications.............................        01/15/10                  5.250                 498,750
                                                                                                                ------------
Total Convertible Bonds (cost--$2,092,352)...................                                                      1,886,987
                                                                                                                ------------

INTERNATIONAL GOVERNMENT OBLIGATIONS--2.01%
  EUR790   Federal Republic of Germany.......................  01/04/24 to 01/04/30            6.250                 818,044
 $ 2,097   Republic of Brazil................................  01/01/01 to 07/26/07       7.875 to 11.250          2,002,391
   2,000   United Mexican States.............................  04/07/04 to 12/31/19      6.250 to 10.495++         1,900,000
                                                                                                                ------------
Total International Government Obligations
  (cost--$4,597,095).........................................                                                      4,720,435
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                INTEREST
  (000)                                                               DATES                    RATES               VALUE
---------                                                      --------------------  -------------------------  ------------
MUNICIPAL SECURITIES--0.73%
 $ 1,000   Massachusetts State Turnpike Authority
             Metropolitan Highway System Revenue Series A
             (MBIA Insured)..................................        01/01/37                 5.000%            $    879,210
   1,000   Massachusetts State Water Resources Authority
             Revenue Series A................................        08/01/37                  4.750                 831,890
                                                                                                                ------------
Total Municipal Securities (cost--$1,700,286)................                                                      1,711,100
                                                                                                                ------------

SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS--0.27%
     630   U.S. Treasury Notes++++++ (cost--$629,212)........        08/31/00                  5.125                 629,212
                                                                                                                ------------

REPURCHASE AGREEMENT--1.20%
   2,822   Repurchase Agreement dated 07/31/00 with State
             Street Bank & Trust Co., collateralized by
             $2,965,452 U.S. Treasury Inflation Index Bond,
             3.625% due 04/15/28; (value-$2,880,500);
             proceeds $2,822,412 (cost $2,822,000)...........        08/01/00                  5.250               2,822,000
                                                                                                                ------------
Total Investments (cost--$286,383,170) 120.58%...............                                                    283,067,496
Liabilities in excess of other assets--(20.58)%..............                                                    (48,319,771)
                                                                                                                ------------
Net Assets--100.00%..........................................                                                   $234,747,725
                                                                                                                ============

-----------------

++ Floating rate securities. The interest rates shown are the current rates as of July 31, 2000.
+      Illiquid securities representing 5.66% of net assets.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++++++ Entire or partial amount pledged as collateral for futures and options transactions.
@      Interest rate shown is the discount rate at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2000.
COFI   Cost of Funds Index.
REMIC  Real Estate Mortgage Investment Conduit.
MBIA   Municipal Bond Investors Assurance.
TBA (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
EUR    Euro.
(1)    Security, or a portion thereof, was on loan at July 31, 2000.
(2)    Annualized yield at date of purchase.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

NUMBER OF                                                        STRIKE       EXPIRATION
CONTRACTS                                                      PRICE/RATE        DATES        VALUE
---------                                                      -----------  ---------------  --------
WRITTEN OPTIONS+
      20   Euro Futures Puts.................................    $ 92.25      December 2000  $    750
      94   Euro Futures Puts.................................      92.75         March 2001    28,200
      94   Euro Futures Calls................................      93.25         March 2001    29,375
     240   Federal National Morgage Association Calls........     100.73     September 2000    62,160
   2,270   Interest Rate Swap Puts...........................       7.75%    September 2000     3,258
   7,000   Interest Rate Swap Calls..........................       7.00%    September 2000    10,745
       8   U.S. Treasury Bonds Futures Puts..................    $ 94.00        August 2000       250
      95   U.S. Treasury Notes Futures Puts..................     100.00        August 2000    14,844
      29   U.S. Treasury Notes Futures Puts..................      97.00        August 2000     1,812
                                                                                             --------
                                                                                             $151,394
                                                                                             ========

FUTURES CONTRACTS

                                                                              IN          EXPIRATION      UNREALIZED
                               CONTRACTS TO RECEIVE                      EXCHANGE FOR        DATES       APPRECIATION
           ------------------------------------------------------------  -------------  ---------------  ------------
    8      10 Year Eurobond Futures....................................  $    195,327    September 2000    $   5,041
   20      Municipal Bond Futures......................................     1,956,875    September 2000      116,875
                                                                                                           ---------
                                                                                                           $ 121,916
                                                                                                           =========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                              CONTRACTS        IN                   UNREALIZED
                                                                  TO        EXCHANGE    MATURITY   APPRECIATION
                                                               DELIVER        FOR        DATES    (DEPRECIATION)
                                                              ----------   ----------   --------  --------------
Euro........................................................     690,000   $  639,863   08/10/00     $ (13,015)
Euro........................................................     140,000      129,863   08/14/00         2,221
Euro........................................................   3,533,000    3,277,185   08/14/00       (21,772)
Euro........................................................   3,200,000    2,968,909   08/17/00       (80,275)
Japanese Yen................................................  70,000,000      640,406   08/17/00         7,742
                                                                                                     ---------
                                                                                                     $(105,099)
                                                                                                     =========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--100.53%
ALABAMA--0.21%
   $  105     Birmingham Medical Clinic Board Revenue Baptist
                Medical Centers (Escrow to Maturity)............        07/01/05             7.300%       $   112,189
                                                                                                          -----------
ALASKA--3.92%
    2,055     Alaska Student Loan Corporation Revenue Series A
                (AMBAC Insured)*................................  07/01/06 to 07/01/09   5.350 to 5.550     2,102,005
                                                                                                          -----------
ARIZONA--2.21%
      490     Peoria Water & Sewer Revenue (FGIC Insured)*......        07/01/04             7.500            541,112
       65     Pima County Hospital Revenue St. Joseph Hospital
                Project (Escrow to Maturity)....................        01/01/09             7.500             71,315
      570     Show Low Industrial Development Authority Revenue
                Navapache Regional Medical Center Series A (ACA
                Insured)........................................        12/01/06             5.125            573,785
                                                                                                          -----------
                                                                                                            1,186,212
                                                                                                          -----------
ARKANSAS--0.37%
       60     Arkansas State Development Finance Authority (MBIA
                Insured)........................................        10/01/16             5.100             60,131
       35     Pulaski County Residential Housing Single-Family
                (Escrow to Maturity)............................        06/01/10             7.250             38,757
       92     Springdale Residential Housing Mortgage Series A
                (FNMA Collateralized)...........................        09/01/11             7.650             98,975
                                                                                                          -----------
                                                                                                              197,863
                                                                                                          -----------
CALIFORNIA--10.35%
      880     Abag Finance Authority For Nonprofit Refunding
                Housing Sundale Arms Apartments Project A (FNMA
                Collateralized)*................................        03/01/19             5.100            783,816
      170     California Pollution Control Financing Kaiser
                Steel Corporation Project (Escrow to
                Maturity).......................................        10/01/08             7.250            184,477
      920     California Statewide Community Development Housing
                Riverside Gardens Project Series J (Letter of
                Credit)*........................................        10/01/12             5.100            906,660
       30     California Statewide Community Housing Senior Lien
                (FHA Insured)...................................        09/01/00             5.000             30,008
      150     Inglewood Residential Rehabilitation (Escrow to
                Maturity).......................................        08/01/10             7.500            168,431
      355     Lancaster Redevelopment Agency Multi-Family
                Housing Refunding FHA High Valley Apartments
                Project Series A (FHA Insured)..................        12/01/05             5.250            352,046
      470     Los Angeles Community Redevelopment Agency
                Refunding Monterey Hills Redevelopment Project
                B...............................................        12/01/22             8.650            508,084
      280     Los Angeles Multi-Family Revenue Housing
                Earthquake Rehabilitation Project Series C (FNMA
                Collateralized)*................................        07/01/07             5.150            280,311
      110     Palmdale Residential Mortgage (Escrow to
                Maturity).......................................        11/01/12             9.250            136,755
       20     Sacramento Utility District Electric Revenue
                (Escrow to
                Maturity).......................................        02/01/11             5.500             20,735
    1,055     Sacramento Utility District Electric Revenue White
                Rock Project (Escrow to Maturity)...............  03/01/10 to 05/01/10   6.750 to 6.800     1,157,246
    1,000     Vista Multi-Family Housing Pepperwood Apartments
                (Mandatory Put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25             5.700          1,016,350
                                                                                                          -----------
                                                                                                            5,544,919
                                                                                                          -----------
COLORADO--0.82%
      440     Colorado Housing Finance Authority Single-Family
                Program Subordinated*...........................        11/01/04             5.750            436,691
                                                                                                          -----------
DISTRICT OF COLUMBIA--6.31%
      505     District of Columbia Housing Finance Authority
                Certificate of Participation (Asset Guaranty
                Insured)........................................        06/01/08             4.850            495,809
    1,340     District of Columbia Revenue Refunding Howard
                University Project (MBIA Insured)...............        10/01/02             5.250          1,359,618

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
DISTRICT OF COLUMBIA--(CONCLUDED)
   $1,500     District of Columbia Series A (MBIA Insured)......        06/01/08             5.250%       $ 1,525,905
                                                                                                          -----------
                                                                                                            3,381,332
                                                                                                          -----------
FLORIDA--1.11%
      250     Alachua County Health Facilities Authority Shands
                Hospital at The University of Florida (MBIA
                Insured)........................................        12/01/05             6.100            258,020
       50     Clearwater Housing Development Corp. Revenue
                Refunding Clearwater Apartments Series A (FHA
                Insured)........................................        07/01/01             6.200             50,377
      100     Dade County Educational Facilities Authority
                Revenue (Letter of Credit)......................        01/01/02             5.150            100,769
      165     Palm Beach County Solid Waste Authority Revenue
                (Escrow to Maturity) (MBIA Insured).............        12/01/04             10.000           185,234
                                                                                                          -----------
                                                                                                              594,400
                                                                                                          -----------
GEORGIA--1.41%
      130     Gwinnett County Water & Sewer Authority (Escrow to
                Maturity).......................................        10/01/04             9.600            145,830
      600     Marietta Housing Authority Multi-Family Housing
                Refunding Ridge Apartments Project A (Mandatory
                Put 06/01/05 @ 100) (FNMA Collateralized).......        06/01/25             5.700            611,088
                                                                                                          -----------
                                                                                                              756,918
                                                                                                          -----------
ILLINOIS--4.99%
      315     Belleville St. Clair County (Escrow to
                Maturity).......................................        11/01/09             7.250            346,859
      350     Greater Peoria Airport Authority (AMBAC
                Insured)*.......................................        12/01/07             6.700            375,004
      500     Illinois Educational Facilities Authority Revenues
                Refunding Northwestern Medical Facility
                Foundation (MBIA Insured).......................        11/15/28             5.125            441,410
      710     Illinois Health Facilities Authority Revenue
                Ravenswood Hospital (Escrow to Maturity)........        08/01/06             7.250            754,183
      250     Palatine Housing Revenue Clover Ridge (Mandatory
                Put 12/15/02 @ 100) (Letter of Credit)..........        12/15/07             4.750            247,615
      510     St. Clair County Certificates of Participation
                Series A (FSA Insured)..........................  10/01/07 to 10/01/08   4.900 to 5.000       509,562
                                                                                                          -----------
                                                                                                            2,674,633
                                                                                                          -----------
INDIANA--3.11%
      200     Fort Wayne Hospital Authority Revenue (Escrow to
                Maturity).......................................        01/01/07             6.625            210,762
       40     Fort Wayne Hospital Authority Revenue Lutheran
                Hospital Project (Escrow to Maturity)...........        01/01/02             6.875             40,368
      400     Fort Wayne Hospital Authority Revenue Parkview
                Memorial Hospital (Escrow to Maturity)..........        01/01/05             6.500            413,580
      415     Indianapolis Economic Development Revenue Knob In
                The Woods Project (Mandatory Put 12/01/04 @ 100)
                (FNMA Collateralized)*..........................        12/01/24             6.375            435,796
      595     Indianapolis Economic Development Revenue
                Refunding Bethany Series A (GNMA
                Collateralized)*................................        04/20/17             5.350            566,285
                                                                                                          -----------
                                                                                                            1,666,791
                                                                                                          -----------
IOWA--0.39%
      140     Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Forest Glen Apartments Project
                A (FNMA Collateralized).........................        11/01/03             4.700            138,513
       70     Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Hillcrest Series C (FNMA
                Collateralized).................................        11/01/02             4.600             69,556
                                                                                                          -----------
                                                                                                              208,069
                                                                                                          -----------
KANSAS--1.08%
      500     Burlington Pollution Control Revenue Refunding
                Kansas Gas & Electric Company Project (MBIA
                Insured)........................................        06/01/31             7.000            518,850

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
KANSAS--(CONCLUDED)
   $   60     Wichita Hospital Revenue St. Francis Hospital &
                Nursing Senior A. (Escrow to Maturity)                  10/01/07             6.750%       $    60,117
                                                                                                          -----------
                                                                                                              578,967
                                                                                                          -----------
KENTUCKY--0.42%
       60     Kentucky State Revenue Turnpike Authority (Escrow
                to
                Maturity).......................................        07/01/09             7.200             66,627
      155     Kentucky State Revenue Turnpike Authority Toll
                Road (Escrow to Maturity).......................        07/01/08             5.875            159,782
                                                                                                          -----------
                                                                                                              226,409
                                                                                                          -----------
LOUISIANA--4.51%
      410     East Baton Rouge Parish Womans Hospital Foundation
                (Escrow to Maturity)............................        10/01/08             7.200            445,026
       75     East Baton Rouge Single-Family Mortgage Series C
                (GNMA/FNMA Collateralized)......................        04/01/32             7.000             76,930
      500     Jefferson Parish Home Mortgage Single-Family
                Housing Revenue Series D-1 (Mandatory Put
                08/01/01 @ 100) (FNMA/GNMA Collateralized)......        06/01/10             5.600            503,340
      800     Louisiana Public Facilities Authority and Health
                Education A1 (Mandatory Put 06/01/02 @ 100)
                (AMBAC Insured).................................        12/01/15             5.000            800,080
      540     Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to
                Maturity).......................................        05/01/05             8.750            590,819
                                                                                                          -----------
                                                                                                            2,416,195
                                                                                                          -----------
MASSACHUSETTS--3.78%
      520     Massachusetts Bay Transport Authority General
                Transportation Systems Series B (FSA Insured)...        03/01/26             5.250            488,670
      600     Massachusetts State Development Finance Agency
                Biomedical Research Series C....................        08/01/02             5.500            604,620
    1,005     Massachusetts State Development Finance Agency
                Curry College Series A (ACA Insured)............        03/01/19             5.375            933,032
                                                                                                          -----------
                                                                                                            2,026,322
                                                                                                          -----------
MICHIGAN--0.86%
      115     Michigan State Hospital Finance Authority Revenue
                St. Joseph's Mercy Hospital (Escrow to
                Maturity).......................................        07/01/03             9.250            123,981
      125     Michigan State Housing Development Authority
                Series B*.......................................        12/01/12             7.650            127,811
      195     Michigan State Strategic Limited Obligation
                (Escrow to
                Maturity).......................................        08/15/05             7.875            207,601
                                                                                                          -----------
                                                                                                              459,393
                                                                                                          -----------
MINNESOTA--1.53%
      385     Coon Rapids Hospital Revenue Health Central
                Incorporated (Escrow to Maturity)...............        08/01/08             7.625            422,168
      123     Eden Prairie Multi-Family Housing (GNMA
                Collateralized).................................        01/20/06             5.500            125,027
      200     Edina Refunding Tax Increment Series B............        02/01/06             5.800            200,222
       65     Moorhead Residential Mortgage (Escrow to
                Maturity).......................................        08/01/11             7.100             71,974
                                                                                                          -----------
                                                                                                              819,391
                                                                                                          -----------
MISSOURI--2.92%
    1,500     Missouri State Development Finance Board
                Recreation Facility YMCA Greater St. Louis
                Project Series A (Letter of Credit).............  09/01/06 to 09/01/08   4.600 to 4.800     1,453,201
      110     St. Louis County Single-Family Housing (AMBAC
                Insured)........................................        10/01/16             9.250            111,825
                                                                                                          -----------
                                                                                                            1,565,026
                                                                                                          -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
NEBRASKA--0.47%
   $  250     Nebraska Investment Finance Authority Multi-Family
                Housing Series A (FNMA Collateralized)*.........        12/01/15             6.000%       $   250,563
                                                                                                          -----------
NEW JERSEY--0.25%
      125     New Jersey Health Care Facilities Financing St.
                Barnabas Medical Center (Escrow to Maturity)....        07/01/11             7.000            136,043
                                                                                                          -----------
NEW YORK--3.98%
      200     New York City Housing Authority Multi-Family
                Revenue Refunding Series A......................        07/01/05             5.250            199,222
      300     New York City Housing Authority Multi-Family
                Revenue Refunding Series A (AMBAC Insured)......        07/01/08             5.450            302,865
    1,030     New York City Municipal Water Finance Authority
                Series B........................................        06/15/04             5.125          1,049,652
      320     New York State Energy Research & Development
                Authority Series C..............................        06/01/29             4.250            320,000
      195     Onondaga County Industrial Development Civic
                Facility Lemoyne College Project Series A.......        03/01/04             5.000            191,921
       75     Onondaga County Industrial Development Civic
                Facility Syracuse Home Association Project
                (Letter of Credit)..............................        12/01/07             4.500             71,301
                                                                                                          -----------
                                                                                                            2,134,961
                                                                                                          -----------
OHIO--0.46%
      190     Dayton Hospital Revenue Good Samaritan (Escrow to
                Maturity).......................................        12/01/05             6.000            195,979
       50     Ohio Housing Finance Agency Single-Family Mortgage
                Series C (GNMA Collateralized)*.................        09/01/21             7.850             51,059
                                                                                                          -----------
                                                                                                              247,038
                                                                                                          -----------
OKLAHOMA--4.08%
      335     Comanche County Hospital Authority Revenue Series
                A (Connie Lee Insured)..........................        07/01/06             5.100            338,611
      425     McAlester Public Works Authority Revenue (FSA
                Insured) (Escrow to Maturity)...................        12/01/04             8.250            485,635
    1,330     Tulsa Metropolitan Utility Authority Revenue......        02/01/03             7.000          1,364,460
                                                                                                          -----------
                                                                                                            2,188,706
                                                                                                          -----------
PENNSYLVANIA--6.83%
      140     Allegheny County Residential Mortgage Revenue
                Single-Family Mortgage Series D2 (GNMA
                Insured)*.......................................        05/01/08             4.850            136,097
      400     Blair County Hospital Authority Revenue Hospital
                Altoona Hospital Project A (AMBAC Insured)......        07/01/06             5.375            410,464
       30     Caln Township Municipal Sewer Revenue (Escrow to
                Maturity).......................................        01/01/09             5.700             30,695
      535     Chester County Health & Education Jefferson Health
                Systems Series B (AMBAC Insured)................        05/15/12             5.000            519,196
       45     Chester County Hospital Authority Revenue (Escrow
                to Maturity)....................................        07/01/09             7.500             49,485
       60     Conneaut School District (Escrow to Maturity)
                (AMBAC Insured).................................        05/01/02             9.250             63,324
      145     Lancaster County Hospital Authority Lancaster
                General Hospital Project (AMBAC Insured)........        07/01/11             4.750            137,067
       75     Lancaster Sewer Authority (Escrow to Maturity)....        04/01/12             6.000             79,276
      400     Luzerne County Industrial Development Authority
                Pennsylvania Gas & Water Series B*..............        12/01/22             7.125            423,592
       15     Montgomery County Higher Education Beaver College
                (Escrow to Maturity)............................        10/01/00             6.750             15,054
      600     Pennsylvania State Finance Authority Revenue
                (Investment Agreement--Sun America).............        11/01/09             6.600            637,512
      500     Pennsylvania State Higher Education Facilities
                Temple University First Series (MBIA Insured)...        04/01/29             5.000            446,940
      125     Philadelphia Hospital & Higher Education Health
                Systems Jefferson Health Systems A (MBIA
                Insured)........................................        05/15/07             5.250            127,564

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
PENNSYLVANIA--(CONCLUDED)
   $  600     Saucon Valley School District (AMBAC Insured).....        10/15/09             4.650%       $   585,222
                                                                                                          -----------
                                                                                                            3,661,488
                                                                                                          -----------
RHODE ISLAND--4.77%
    1,500     Rhode Island Depositors Protection Corporation
                Series A (Escrow to Maturity)...................        08/01/22             6.950          1,598,535
    1,000     Rhode Island State Turnpike & Bridge Refunding....        12/01/17             5.350            960,200
                                                                                                          -----------
                                                                                                            2,558,735
                                                                                                          -----------
SOUTH CAROLINA--1.03%
      220     Charleston County Hospital Facility Roper Hospital
                (Escrow to Maturity)............................        10/01/11             7.000            243,349
      325     South Carolina Jobs Economic Development
                Caterpillar Incorporated Project*...............        06/01/08             5.050            309,998
                                                                                                          -----------
                                                                                                              553,347
                                                                                                          -----------
SOUTH DAKOTA--0.91%
      460     South Dakota State Health & Educational Revenue
                St. Lukes Hospital Project (Escrow to
                Maturity).......................................        10/01/07             6.800            487,301
                                                                                                          -----------
TENNESSEE--1.55%
      420     Knox County Health Educational & Housing Facility
                St. Mary's Medical Center (Escrow to
                Maturity).......................................        08/01/03             7.250            435,969
      170     La Follette Housing Development Corporation
                (FHA/MBIA Insured)..............................        01/01/05             5.400            171,652
      190     Metropolitan Government Nashville Health &
                Education Southern Advantist Hospital Health
                Systems (Escrow to Maturity)....................        10/01/09             8.700            223,396
                                                                                                          -----------
                                                                                                              831,017
                                                                                                          -----------
TEXAS--18.02%
      975     De Soto Housing Finance Corporation Multi-Family
                Mortgage The Colonies Apartments Project
                (Mandatory Put 10/01/07 @ 100) (FNMA
                Collateralized).................................        10/01/27             5.125            975,799
      330     Galena Park Independent School District...........        08/15/02             6.250            341,253
      265     Galveston County Housing Finance Corporation
                Single-Family Mortgage Revenue..................        04/01/15             9.750            278,952
      100     Grapevine Industrial Development Corporation
                Revenue America Airlines B1 Project (Letter of
                Credit).........................................        12/01/24             4.400            100,000
      400     Hidalgo County Health Services Corporation Mission
                Hospital Project (Pre-Refunded 08/01/00 @
                103)............................................        02/01/25             10.250           412,000
      245     Houston Texas Airport Systems Revenue (Escrow to
                Maturity).......................................        07/01/10             7.600            276,777
    1,000     Lewisville Housing Finance Corporation
                Multi-Family Housing Lewisville Limited Project
                (FSA Insured)*..................................        12/01/08             5.000            975,330
      505     Mckinney Independent School District School
                Building Revenue................................        02/15/04             6.000            526,765
    1,285     Mission Consolidated Independent School District
                Revenue.........................................        02/15/04             6.500          1,362,151
      645     Odessa Junior College District Revenue Refunding &
                Imot Series A (MBIA Insured)....................        12/01/09             4.750            631,165
    1,015     South Plains Finance Corporation Refunding
                Mortgage Series C (FMNA/GNMA Collateralized)....        03/01/21             7.400          1,132,192
    1,500     Southeast Housing Finance Corporation Series B
                (Pre-refunded to 12/01/02 @ 36.127).............        12/01/16             7.625#           485,475
    1,100     Tarrant County Housing Finance Corporation
                Refunding Multi-Family Housing Summit Project A
                (Mandatory Put 09/01/07 @ 100) (FNMA
                Collateralized).................................        03/01/27             5.080          1,087,724
    1,040     Texas State Refunding Series A....................        10/01/03             5.700          1,074,206
                                                                                                          -----------
                                                                                                            9,659,789
                                                                                                          -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONCLUDED)
UTAH--4.58%
   $  250     Salt Lake City Hospital Revenue (Escrow to
                Maturity).......................................        06/01/09             7.350%       $   272,130
      490     Salt Lake County Multi-Family Housing James Pointe
                Apartment (Mandatory Put 10/01/05 @ 100) (Asset
                Guaranty Insured)...............................        10/01/25             5.500            492,803
      105     Salt Lake County Water Conservation (Escrow to
                Maturity) (MBIA Insured)........................        10/01/02             10.875           112,932
    1,000     Utah Associated Municipal Power Systems Revenue
                San Juan Project (MBIA Insured).................        06/01/22             6.375          1,077,720
      360     Utah State Housing Finance Agency Single-Family
                Mortgage Sub A1 (AMBAC Insured).................        07/01/08             5.900            372,373
       75     Utah State Housing Finance Agency Single-Family
                Mortgage Sub G (AMBAC Insured)..................        07/01/07             5.650             76,101
       50     Utah State Housing Finance Agency Single-Family
                Mortgage Sub H1 (AMBAC Insured).................        07/01/07             5.650             50,734
                                                                                                          -----------
                                                                                                            2,454,793
                                                                                                          -----------
WASHINGTON--1.92%
    1,000     King County Sewer Revenue Series A................        01/01/03             5.800          1,028,260
                                                                                                          -----------
WEST VIRGINIA--0.67%
       55     Kanawha County Residential Mortgage Revenue
                (Escrow to Maturity)............................        09/01/10             7.375             60,895
      300     Preston County Pollution Control Revenue
                Monongahhela Power Services.....................        03/01/03             4.500            295,257
                                                                                                          -----------
                                                                                                              356,152
                                                                                                          -----------
WISCONSIN--0.19%
      100     Wisconsin Housing & Economic Development Series
                G*..............................................        03/01/04             5.250            100,481
                                                                                                          -----------
WYOMING--0.52%
      295     Teton County Hospital District Refunding
                Improvement (ACA Insured).......................        12/01/09             5.100            277,619
                                                                                                          -----------
Total Municipal Bonds and Notes (cost--$54,247,945).............                                           53,880,018
                                                                                                          -----------
TAX-FREE MONEY MARKET FUND--0.15%
       79     Seven Seas Money Market Fund (cost--$78,573)......                                               78,573
                                                                                                          -----------
Total Investments (cost--$54,326,518)--100.68%..................                                           53,958,591
                                                                                                             (364,310)
Liabilities in excess of other assets--(0.68)%..................
                                                                                                          -----------
Net Assets--100.00%.............................................                                          $53,594,281
                                                                                                          ===========

-----------------

#      Zero coupon bond; rate represents annualized yield at date of purchase.
*      Security subject to Alternative Minimum Tax.
ACA    American Capital Access.
AMBAC  American Municipal Bond Assurance Corporation.
FGIC   Federal Guaranty Insurance Corporation.
FHA    Federal Housing Authority.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
MBIA   Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES          VALUE
-------------                                                      ------------------------  --------------  ------------
LONG-TERM GLOBAL DEBT SECURITIES--95.64%
CANADA--4.98%
       7,700   Government of Canada..............................    06/01/09 to 06/01/10        5.500%      $  5,019,613
                                                                                                             ------------
DENMARK--8.54%
      66,170   Kingdom of Denmark................................    03/15/06 to 11/15/11    6.000 to 8.000     8,612,900
                                                                                                             ------------
GERMANY--16.57%
      18,130   Federal Republic of Germany.......................    06/14/02 to 07/04/10    4.500 to 5.375    16,707,743
                                                                                                             ------------
ITALY--3.50%
 JPY  80,000   Republic of Italy.................................          05/12/02              0.375            726,355
       3,120   Republic of Italy.................................          05/01/08              5.000          2,801,572
                                                                                                             ------------
                                                                                                                3,527,927
                                                                                                             ------------
JAPAN--11.10%
     100,000   Export-Import Bank of Japan.......................          10/01/03              4.375          1,018,052
     100,000   Inter-American Development Bank...................          02/05/02              2.250            938,558
     900,000   Japan Government Bond.............................          06/22/15              0.900          8,328,395
     100,000   Primus Financial Services.........................          12/16/02              0.790            910,841
                                                                                                             ------------
                                                                                                               11,195,846
                                                                                                             ------------
KOREA--0.48%
 JPY  34,000   Korea Development Bank............................          08/16/02              2.700            311,929
 JPY  20,000   Korea Industrial Leasing Corp. ...................          08/07/02              2.200            174,101
                                                                                                             ------------
                                                                                                                  486,030
                                                                                                             ------------
MALAYSIA--1.23%
  USD    300   Government of Malaysia............................          06/01/09              8.750            312,765
  USD    520   Petroliam Nasional Berhad (Petronas)..............          08/15/15              7.750            483,600
  USD    450   Tenaga Nasional Berhad............................          04/29/07              7.200            447,043
                                                                                                             ------------
                                                                                                                1,243,408
                                                                                                             ------------
MEXICO--3.05%
  USD  1,000   PEMEX Petrolium...................................          09/15/27              9.500          1,025,000
 EUR   2,245   United Mexican States#............................          03/08/10              7.500          2,049,235
                                                                                                             ------------
                                                                                                                3,074,235
                                                                                                             ------------
NETHERLANDS--12.85%
      13,363   Government of the Netherlands.....................    02/15/07 to 07/15/09    3.750 to 5.750    11,960,550
  USD  1,000   Repsol International Finance B.V. ................          07/15/05              7.450            993,500
                                                                                                             ------------
                                                                                                               12,954,050
                                                                                                             ------------
NORWAY--4.67%
      42,600   Kingdom of Norway.................................    11/30/04 to 05/15/09    5.500 to 6.750     4,703,948
                                                                                                             ------------
SOUTH KOREA--3.03%
  USD  2,930   Republic of Korea.................................          04/15/08              8.875          3,055,111
                                                                                                             ------------
SPAIN--3.23%
       3,600   Kingdom of Spain..................................          07/30/09              5.150          3,258,388
                                                                                                             ------------
TUNISIA--0.34%
  USD    400   Banque Centrale de Tunisie........................          09/19/27              8.250            346,000
                                                                                                             ------------
UNITED KINGDOM--1.26%
  USD  1,300   Diageo PLC........................................          06/24/04              6.625          1,266,714
                                                                                                             ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GLOBAL FIXED INCOME INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES          VALUE
-------------                                                      ------------------------  --------------  ------------
LONG-TERM GLOBAL DEBT SECURITIES--(CONCLUDED)
UNITED STATES--20.81%
       1,100   Amoco Corp. ......................................          06/09/08              6.000%      $  1,011,450
       1,000   AT&T Universal Card Master Trust Class A..........          09/17/03              6.878          1,000,300
 JPY 107,000   BMW US Capital Corp. .............................          12/20/02              0.700            974,908
       1,000   Ford Motor Credit Co. ............................          03/15/05              7.500            995,383
 JPY 131,000   General Motors Acceptance Corp. ..................          07/26/02              0.299+         1,183,658
 JPY 100,000   International Business Machines Corp. ............          04/14/03              0.900+           913,047
         500   Israel Electric Corp. Ltd. MTN....................          10/15/09              8.250            500,155
  EUR    915   PEMEX Master Trust................................          08/02/07              7.750            839,451
         550   State of Israel...................................          03/15/10              7.750            543,523
 JPY 200,000   Toyota Motor Credit Corp. ........................          05/23/03              0.625          1,819,118
       9,490   United States Treasury Notes(1)...................    01/15/09 to 02/15/10    3.875 to 6.500     9,752,859
 JPY 100,000   Westpac Banking Corp. ............................          09/24/01              0.129+           910,790
         550   Xerox Corp. MTN...................................          06/15/37              5.875            538,188
                                                                                                             ------------
                                                                                                               20,982,830
                                                                                                             ------------
Total Long-Term Global Debt Securities (cost--$102,472,213)......                                              96,434,743
                                                                                                             ------------

SHORT TERM GLOBAL DEBT SECURITIES--1.12%
 JPY 120,000   Republic of Italy (cost--$1,109,303)..............          06/20/01              3.500          1,126,207
                                                                                                             ------------

REPURCHASE AGREEMENT--1.94%
 $     1,958   Repurchase Agreement dated 07/31/00 with SG
                 Warburg collateralized by $1,947,000 U.S.
                 Treasury Bonds, 6.125% due 11/15/27
                 (value--$1,998,109); proceeds: $1,958,354
                 (cost--$1,958,000)..............................          08/01/00              6.500          1,958,000
                                                                                                             ------------
Total Investments (cost--$105,539,516)--98.70%...................                                              99,518,950
                                                                                                                1,312,032
Other assets in excess of liabilities--1.30%.....................
                                                                                                             ------------
Net Assets--100.00%..............................................                                            $100,830,982
                                                                                                             ============

-----------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
**     In local currency unless otherwise indicated.
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
+ Floating rate securities. The interest rates shown are the current rates as of July 31, 2000.
(1)    Security, or portion thereof, was on loan at July 31, 2000.
EUR    Euro Dollars.
JPY    Japanese Yen.
MTN    Medium Term Note.
USD    U.S. Dollars.

                See accompanying notes to financial statements.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                           UNREALIZED
                                                               CONTRACT TO          IN         MATURITY   APPRECIATION
                                                                 DELIVER       EXCHANGE FOR     DATES    (DEPRECIATION)
                                                              --------------  ---------------  --------  --------------
British Pounds..............................................       627,021    USD    938,149   09/28/00    $     2,404
Euro........................................................    11,014,524    USD 10,200,000   09/28/00         43,516
Euro........................................................     9,740,849    USD  9,141,787   09/28/00        (82,790)
Euro........................................................     5,575,123    USD  5,246,330   09/28/00        (61,462)
Euro........................................................     3,552,471    USD  3,336,303   09/28/00        (32,502)
Japanese Yen................................................   832,452,135    USD  7,853,322   09/28/00       (182,590)
Swedish Krona...............................................    12,350,310    USD  1,389,499   09/28/00        (37,094)
Swedish Krona...............................................        36,083    USD     3,972    09/28/00            (20)
U.S. Dollars................................................       202,624    CAD    136,908   09/28/00            458
U.S. Dollars................................................    10,350,532    DKK  1,301,626   11/24/00         11,674
U.S. Dollars................................................    17,080,498    DKK  2,146,317   11/24/00         17,632
U.S. Dollars................................................     8,982,031    EUR  8,420,654   09/28/00         67,358
U.S. Dollars................................................     5,660,954    EUR  5,315,976   09/28/00         51,284
U.S. Dollars................................................       939,824    EUR    880,963   09/28/00          6,926
U.S. Dollars................................................       502,493    EUR    467,319   09/28/00              0
U.S. Dollars................................................       627,021    GBP    942,589   09/28/00          2,035
U.S. Dollars................................................   460,176,135    JPY   4,300,712  09/28/00         60,362
U.S. Dollars................................................   372,276,000    JPY   3,512,038  09/28/00         81,655
U.S. Dollars................................................    12,234,765    NOK  1,404,496   09/28/00         23,814
U.S. Dollars................................................    12,386,393    SEK  1,391,261   09/28/00         34,905
                                                                                                           -----------
                                                                                                           $     7,565
                                                                                                           ===========

CURRENCY TYPE ABBREVIATIONS:

CAD Canadian Dollars.
DKK Danish Krone.
EUR Euro.
GBP British Pounds.
JPY Japanese Yen.
NOK Norwegian Krone.
SEK Swedish Krona.
USD U.S. Dollars.

INVESTMENTS BY TYPE OF ISSUER

                                                              PERCENT OF PORTFOLIO
                                                                     ASSETS
                                                              ---------------------
                                                              LONG-TERM  SHORT-TERM
                                                              ---------  ----------
Government and other public issuers.........................    78.21%       1.13%
Repurchase agreements.......................................       --        1.97%
Bank and other financial institutions.......................     9.47          --
Industrial..................................................     9.22          --
                                                               ------      ------
                                                                96.90%       3.10%
                                                               ======      ======

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--97.82%
AGRICULTURE, FOOD & BEVERAGE--1.37%
 114,900   H. J. Heinz Co.................................................................  $  4,588,819
                                                                                            ------------
AIRLINES--1.50%
  93,700   Delta Air Lines, Inc. .........................................................     5,030,519
                                                                                            ------------
ALCOHOL--2.87%
  63,700   Anheuser-Busch Companies, Inc. ................................................     5,127,850
  79,900   Seagram Co. Ltd. ..............................................................     4,479,394
                                                                                            ------------
                                                                                               9,607,244
                                                                                            ------------
APPAREL, RETAIL--1.34%
 220,100   The Limited, Inc. .............................................................     4,498,294
                                                                                            ------------
BANKS--8.37%
  37,900   Bank One Corp.(1)..............................................................     1,205,694
 101,300   Chase Manhattan Corp. .........................................................     5,033,344
 152,100   Citigroup, Inc. ...............................................................    10,732,556
  91,100   PNC Bank Corp. ................................................................     4,634,712
 108,800   Wells Fargo and Co. ...........................................................     4,494,800
  45,000   Zions BanCorp. ................................................................     1,968,750
                                                                                            ------------
                                                                                              28,069,856
                                                                                            ------------
CHEMICALS--1.95%
  31,750   Air Products & Chemicals, Inc. ................................................     1,059,656
 122,600   Union Carbide Corp.(1) ........................................................     5,494,013
                                                                                            ------------
                                                                                               6,553,669
                                                                                            ------------
COMPUTER HARDWARE--3.02%
 189,100   Compaq Computer Corp. .........................................................     5,306,619
  44,000   Hewlett-Packard Co. ...........................................................     4,804,250
                                                                                            ------------
                                                                                              10,110,869
                                                                                            ------------
COMPUTER SOFTWARE--3.96
 120,700   Computer Associates International, Inc. .......................................     2,994,869
  91,400   International Business Machines Corp. .........................................    10,276,787
                                                                                            ------------
                                                                                              13,271,656
                                                                                            ------------
DEFENSE/AEROSPACE--1.63%
  59,800   General Dynamics Corp. ........................................................     3,374,963
  46,800   TRW Inc. ......................................................................     2,103,075
                                                                                            ------------
                                                                                               5,478,038
                                                                                            ------------
DIVERSIFIED RETAIL--1.74%
  82,600   Federated Department Stores, Inc.*.............................................     1,987,562
 132,000   Target Corp. ..................................................................     3,828,000
                                                                                            ------------
                                                                                               5,815,562
                                                                                            ------------
DRUGS & MEDICINE--4.06%
  90,700   Bristol-Myers Squibb Co. ......................................................     4,500,988
 166,500   Pharmacia Corp. ...............................................................     9,115,875
                                                                                            ------------
                                                                                              13,616,863
                                                                                            ------------
ELECTRIC UTILITIES--4.57%
 127,900   Edison International, Inc. ....................................................     2,518,031
 100,200   Florida Progress Corp. ........................................................     4,909,800
  52,300   FPL Group, Inc. ...............................................................     2,523,475
 160,000   Reliant Energy, Inc. ..........................................................     5,360,000
                                                                                            ------------
                                                                                              15,311,306
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
ELECTRICAL EQUIPMENT--1.37%
 139,100   Motorola, Inc. ................................................................  $  4,598,994
                                                                                            ------------
ELECTRICAL POWER--2.15%
 160,319   Koninklijke (Royal) Philips Electronics N.V., ADR*(1)..........................     7,199,976
                                                                                            ------------
ENERGY RESERVES & PRODUCTION--1.81%
  96,300   Apache Corp.(1)................................................................     4,790,925
  39,500   Burlington Resources, Inc.(1)..................................................     1,288,687
                                                                                            ------------
                                                                                               6,079,612
                                                                                            ------------
ENERGY SOURCES--3.17%
 132,800   Exxon Mobil Corp. .............................................................    10,624,000
                                                                                            ------------
FINANCIAL SERVICES--3.81%
 174,650   Associates First Capital Corp. ................................................     4,573,647
  95,150   Federal National Mortgage Association..........................................     4,745,606
  77,200   Household International, Inc...................................................     3,440,225
                                                                                            ------------
                                                                                              12,759,478
                                                                                            ------------
FOREST PRODUCTS, PAPER--2.09%
  68,200   Kimberly Clark Corp. ..........................................................     3,917,237
  67,600   Weyerhaeuser Co. ..............................................................     3,088,475
                                                                                            ------------
                                                                                               7,005,712
                                                                                            ------------
FREIGHT, AIR, SEA & LAND--1.40%
  80,100   United Parcel Service, Inc. ...................................................     4,705,875
                                                                                            ------------
HEAVY MACHINERY--1.43%
 124,700   Deere & Co.(1).................................................................     4,808,744
                                                                                            ------------
HOTELS--0.77%
  75,600   Starwood Hotels & Resorts Worldwide, Inc.(1)...................................     2,579,850
                                                                                            ------------
HOUSEHOLD PRODUCTS--1.98%
 120,600   Avon Products, Inc.(1).........................................................     4,786,312
  68,850   Newell Rubbermaid, Inc. .......................................................     1,854,647
                                                                                            ------------
                                                                                               6,640,959
                                                                                            ------------
INDUSTRIAL SERVICES & SUPPLIES--1.02%
  64,000   Tyco International Ltd. .......................................................     3,424,000
                                                                                            ------------
INFORMATION & COMPUTER SERVICES--1.08%
  84,200   Electronic Data Systems Corp. .................................................     3,620,600
                                                                                            ------------
LIFE INSURANCE--0.74%
  44,650   Aetna Life & Casualty Co. .....................................................     2,478,075
                                                                                            ------------
LONG DISTANCE & PHONE COMPANIES--8.42%
 157,900   AT&T Corp. ....................................................................     4,885,031
 119,700   MCI Worldcom Inc.*.............................................................     4,675,781
  80,642   Qwest Communications International Inc.*.......................................     3,785,134
 110,600   SBC Communications, Inc. ......................................................     4,707,413
 216,802   Verizon Communications.........................................................    10,189,694
                                                                                            ------------
                                                                                              28,243,053
                                                                                            ------------
MEDIA--4.97%
  35,600   AM/FM Inc.*....................................................................     2,543,175
 141,700   Fox Entertainment Group Inc.*..................................................     4,339,563

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONCLUDED)
MEDIA--(CONCLUDED)
  61,000   Time Warner, Inc. .............................................................  $  4,677,937
 132,200   Walt Disney Co. ...............................................................     5,114,487
                                                                                            ------------
                                                                                              16,675,162
                                                                                            ------------
MEDICAL PRODUCTS--3.91%
  92,000   Abbott Laboratories............................................................     3,829,500
  22,150   Bausch & Lomb, Inc. ...........................................................     1,377,453
  70,000   Baxter International Inc. .....................................................     5,442,500
  97,900   Becton, Dickinson & Co. .......................................................     2,471,975
                                                                                            ------------
                                                                                              13,121,428
                                                                                            ------------
MEDICAL PROVIDERS--1.63%
  62,700   Wellpoint Health Networks, Inc.*...............................................     5,466,656
                                                                                            ------------
MINING & METALS--1.50%
 165,900   Alcoa, Inc. ...................................................................     5,018,475
                                                                                            ------------
MOTOR VEHICLES--3.97%
 122,600   Ford Motor Co. ................................................................     5,708,563
  88,000   General Motors Corp. ..........................................................     5,010,500
 111,300   Lear Corp.*....................................................................     2,594,681
                                                                                            ------------
                                                                                              13,313,744
                                                                                            ------------
OIL REFINING--5.89%
 351,800   Conoco, Inc. ..................................................................     8,113,387
  90,300   Texaco, Inc. ..................................................................     4,464,206
  96,600   USX-Marathon Group.............................................................     2,348,588
 115,700   Williams Companies, Inc. ......................................................     4,830,475
                                                                                            ------------
                                                                                              19,756,656
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
OIL SERVICES--1.45%
 106,500   Devon Energy Corp. ............................................................  $  4,872,375
                                                                                            ------------
OTHER INSURANCE--2.37%
 147,700   Allstate Corp. ................................................................     4,070,981
 183,800   MetLife Inc.*..................................................................     3,859,800
                                                                                            ------------
                                                                                               7,930,781
                                                                                            ------------
PUBLISHING--0.59%
  38,100   Knight-Ridder, Inc. ...........................................................     1,985,963
                                                                                            ------------
RAILROADS--0.46%
  62,600   Burlington Northern Santa Fe Inc. .............................................     1,529,788
                                                                                            ------------
REAL PROPERTY--1.20%
  45,000   Kimco Realty Corp. ............................................................     1,856,250
  55,000   Vornado Realty Trust...........................................................     2,151,875
                                                                                            ------------
                                                                                               4,008,125
                                                                                            ------------
RESTAURANTS--0.50%
  69,000   Tricon Global Restaurants, Inc.*...............................................     1,668,938
                                                                                            ------------
SPECIALTY RETAIL--0.75%
  73,600   Tiffany & Co. .................................................................     2,520,800
                                                                                            ------------
WIRELESS TELECOMMUNICATIONS--1.01%
  78,900   Vodafone Group PLC, ADR*(1)....................................................     3,402,562
                                                                                            ------------
Total Common Stocks (cost--$337,104,360)..................................................   327,993,076
                                                                                            ------------

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                     DATES              RATES
---------                                            --------------------  --------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.15%
 $   500   U.S. Treasury Bills (cost--$498,747)....        08/17/00               5.640%@       498,747
                                                                                           ------------
REPURCHASE AGREEMENTS--2.03%
   5,996   Repurchase Agreement dated 07/31/00 with
             SG Cowen Securities Group,
             collateralized by $4,608,000 U.S.
             Treasury Bonds, 8.875% due 08/15/17
             (value--$6,117,120); proceeds:
             $5,997,083 (cost--$5,996,000).........        08/01/00               6.500       5,996,000
     804   Repurchase Agreement dated 07/31/00 with
             State Street Bank & Trust Co.,
             collateralized by $236,517 U.S.
             Treasury Notes, 6.625% due 03/31/02;
             (value--$242,430) and $449,247 U.S.
             Treasury Bonds, 8.125% due 08/15/19;
             (value--$577,844); proceeds: $804,117
             (cost--$804,000)......................        08/01/00               5.250         804,000
                                                                                           ------------
Total Repurchase Agreement (cost--$6,800,000)......                                           6,800,000
                                                                                           ------------
Total Investments (cost--$344,403,107)--100.00%....                                         335,291,823
Other assets in excess of liabilities--0.00%.......                                               2,587
                                                                                           ------------
Net Assets--100.00%................................                                        $335,294,410
                                                                                           ============

-----------------

*      Non-Income producing security.
@      Interest rate shown is discounted rate at date of purchase.
ADR    American Depositary Receipt.
(1)    Security, or portion thereof, was on loan at July 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--99.91%
BANKS--6.41%
 183,600   Chase Manhattan Corp. .........................................................  $  9,122,625
 267,323   Citigroup, Inc. ...............................................................    18,862,979
                                                                                            ------------
                                                                                              27,985,604
                                                                                            ------------
CHEMICALS--0.31%
  26,500   Sealed Air Corp.*(1)...........................................................     1,334,938
                                                                                            ------------
COMPUTER HARDWARE--10.62%
 368,100   Cisco Systems, Inc.*...........................................................    24,087,544
 375,400   Dell Computer Corp.*...........................................................    16,494,137
  55,000   Sun Microsystems, Inc.*........................................................     5,799,063
                                                                                            ------------
                                                                                              46,380,744
                                                                                            ------------
COMPUTER SOFTWARE--6.31%
 126,200   Microsoft Corp.*...............................................................     8,810,338
 187,600   Oracle Corp.*..................................................................    14,105,175
  45,500   VERITAS Software Corp.*........................................................     4,638,156
                                                                                            ------------
                                                                                              27,553,669
                                                                                            ------------
DIVERSIFIED RETAIL--4.24%
 232,600   Kohls Corp.*(1)................................................................    13,200,050
  97,100   Wal-Mart Stores, Inc.(1).......................................................     5,334,431
                                                                                            ------------
                                                                                              18,534,481
                                                                                            ------------
DRUGS & MEDICINE--8.53%
 494,450   Pfizer, Inc. ..................................................................    21,323,156
 369,100   Schering-Plough Corp. .........................................................    15,940,506
                                                                                            ------------
                                                                                              37,263,662
                                                                                            ------------
ELECTRIC UTILITIES--1.51%
 123,800   AES Corp.*.....................................................................     6,615,563
                                                                                            ------------
ELECTRICAL EQUIPMENT--6.10%
  63,400   Flextronics International Ltd.*................................................     4,488,522
 143,870   Honeywell, Inc. ...............................................................     4,837,629
 430,000   Solectron Corp.*(1)............................................................    17,334,375
                                                                                            ------------
                                                                                              26,660,526
                                                                                            ------------
FINANCIAL SERVICES--6.21%
 340,000   General Electric Co. ..........................................................    17,488,750
 288,150   MBNA Corp. ....................................................................     9,617,006
                                                                                            ------------
                                                                                              27,105,756
                                                                                            ------------
FOOD RETAIL--1.28%
 269,600   Kroger Co.*(1).................................................................     5,577,350
                                                                                            ------------
HOUSEHOLD PRODUCTS--2.12%
 166,600   Colgate-Palmolive Co. .........................................................     9,277,538
                                                                                            ------------
INDUSTRIAL SERVICES & SUPPLIES--4.33%
 353,400   Tyco International Ltd. .......................................................    18,906,900
                                                                                            ------------
INFORMATION & COMPUTER SERVICES--3.50%
  50,800   America Online Inc.*...........................................................     2,708,275
  27,000   Computer Sciences Corp.*.......................................................     1,687,500
  56,900   Nortel Networks Corp. .........................................................     4,231,937
  26,000   VeriSign, Inc.*(1).............................................................     4,125,875


NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
INFORMATION & COMPUTER SERVICES--(CONCLUDED)
  19,600   Yahoo, Inc.*...................................................................  $  2,522,275
                                                                                            ------------
                                                                                              15,275,862
                                                                                            ------------
LEISURE--2.08%
 202,700   Harley Davidson Inc.(1)........................................................     9,096,163
                                                                                            ------------
LONG DISTANCE & PHONE COMPANIES--0.50%
  61,700   Sprint Corp. ..................................................................     2,198,062
                                                                                            ------------
MEDIA--5.35%
  91,300   Comcast Corp., Class A.........................................................     3,105,626
 643,100   Liberty Media Group, Class A*..................................................    14,308,975
  77,700   Time Warner, Inc. .............................................................     5,958,619
                                                                                            ------------
                                                                                              23,373,220
                                                                                            ------------
MEDICAL PRODUCTS--3.44%
 112,000   Guidant Corp.*.................................................................     6,314,000
 171,000   Medtronic, Inc.(1).............................................................     8,731,687
                                                                                            ------------
                                                                                              15,045,687
                                                                                            ------------
OTHER INSURANCE--3.10%
 154,200   American International Group, Inc. ............................................    13,521,412
                                                                                            ------------
SECURITIES & ASSET MANAGEMENT--3.56%
  16,000   Merrill Lynch & Co., Inc. .....................................................     2,068,000
 147,800   Morgan Stanley Dean Witter & Co.(1)............................................    13,486,750
                                                                                            ------------
                                                                                              15,554,750
                                                                                            ------------
SEMICONDUCTOR--11.24%
 133,200   Altera Corp.*(1)...............................................................    13,078,575
  44,600   Applied Materials, Inc.*.......................................................     3,384,025
 354,400   Intel Corp.(1).................................................................    23,656,200
  36,000   JDS Uniphase Corp.*(1).........................................................     4,252,500
  24,300   PMC-Sierra, Inc.*..............................................................     4,711,162
                                                                                            ------------
                                                                                              49,082,462
                                                                                            ------------
SPECIALTY RETAIL--2.69%
 166,350   Home Depot, Inc. ..............................................................     8,608,613
  92,000   Tiffany & Co. .................................................................     3,151,000
                                                                                            ------------
                                                                                              11,759,613
                                                                                            ------------
WIRELESS TELECOMMUNICATIONS--6.48%
  71,575   Amdocs LTD*(1).................................................................     4,808,945
 165,000   AT&T Wireless Group*...........................................................     4,537,500
 284,700   Nokia Corp., ADR...............................................................    12,615,769
 146,900   Vodafone Group PLC, ADR*(1)....................................................     6,335,063
                                                                                            ------------
                                                                                              28,297,277
                                                                                            ------------
Total Investments (cost--$304,876,461)--99.91%............................................   436,401,239
                                                                                                 404,870
Other assets in excess of liabilities--0.09%..............................................
                                                                                            ------------
Net Assets--100.00%.......................................................................  $436,806,109
                                                                                            ============

-----------------

*      Non-Income producing security.
ADR    American Depositary Receipt.
(1)    Security, or portion thereof, was on loan at July 31, 2000.

                See accompanying notes to financial statements.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--94.31%
AGRICULTURE, FOOD & BEVERAGE--3.89%
   7,500   Agribrands International, Inc.*....................................................................  $    281,250
   9,700   Andersons Inc......................................................................................        84,269
   6,200   International Multifoods Corp......................................................................       108,112
 132,900   McCormick & Company Inc............................................................................     3,895,631
  13,700   Nash Finch Co......................................................................................       124,156
  18,950   Pilgrims Pride Corp., Class A......................................................................        99,488
  37,900   Pilgrims Pride Corp., Class B......................................................................       274,775
  14,600   Sanderson Farms Inc................................................................................        93,075
   5,500   Suprema Specialties Inc.*..........................................................................        56,719
   9,300   Sylvan, Inc.*......................................................................................        90,094
 209,100   Whitman Corp.......................................................................................     3,123,431
  20,000   WLR Foods Inc.*....................................................................................        92,500
                                                                                                                ------------
                                                                                                                   8,323,500
                                                                                                                ------------
AIRLINES--0.70%
  21,000   Alaska Air Group, Inc.* (1)........................................................................       576,187
  44,700   America West Holding Corp.* (1)....................................................................       717,994
   7,100   Amtran Inc.*.......................................................................................        93,188
  49,600   Hawaiian Airlines Inc.*............................................................................       114,700
                                                                                                                ------------
                                                                                                                   1,502,069
                                                                                                                ------------
ALCOHOL--0.02%
   1,200   Golden State Vintners, Inc.*.......................................................................         5,550
   5,900   Todhunter International Inc.*......................................................................        44,250
                                                                                                                ------------
                                                                                                                      49,800
                                                                                                                ------------
APPAREL, RETAIL--0.90%
  17,400   Abercrombie and Fitch Co.* (1).....................................................................       279,487
  35,300   Burlington Coat Factory Warehouse Corp.............................................................       414,775
   1,900   Cache, Inc.*.......................................................................................         5,581
  19,200   Cato Corp., Class A................................................................................       213,600
  14,400   Finish Line Inc.*..................................................................................       116,100
  22,100   Genesco Inc.*......................................................................................       337,025
  40,200   Goodys Family Clothing Inc.*.......................................................................       209,794
  11,200   J. Baker, Inc......................................................................................        57,400
   8,200   Jos. A. Bank Clothiers, Inc.*......................................................................        32,800
  12,400   One Price Clothing Stores Inc.*....................................................................        23,250
  10,400   Paul Harris Stores Inc.*...........................................................................        30,550
   5,700   S & K Famous Brands Inc.*..........................................................................        45,244
   7,700   Shoe Carnival, Inc.*...............................................................................        48,125
   4,900   Shoe Pavilion, Inc.*...............................................................................        11,025
   4,900   The Buckle, Inc.*..................................................................................        66,762
   3,600   United Retail Group Inc.*..........................................................................        21,038
                                                                                                                ------------
                                                                                                                   1,912,556
                                                                                                                ------------
APPAREL, TEXTILES--1.36%
  17,200   Brown Shoe Inc.....................................................................................       244,025
  30,000   Burlington Industries Inc.*........................................................................        48,750
   6,700   Culp, Inc..........................................................................................        38,106
   8,200   Cutter & Buck Inc.*................................................................................        70,725
  10,700   Dan River Inc.*....................................................................................        48,150
   3,832   Decorator Industries, Inc..........................................................................        16,765
  14,700   Dixie Group Inc.*..................................................................................        77,175
   6,400   Garan Inc..........................................................................................       140,000
  13,400   Gerber Childrenswear Inc.*.........................................................................        69,512

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

APPAREL, TEXTILES--(CONCLUDED)
   2,500   Haggar Corp........................................................................................  $     30,938
   1,800   Hallwood Group Inc.*...............................................................................        12,713
   4,600   Hampshire Group, Ltd.*.............................................................................        38,238
   6,400   K-Swiss, Inc.......................................................................................       108,800
  19,600   Kellwood Co........................................................................................       438,550
  10,600   Maxwell Shoe Inc.*.................................................................................       114,612
  26,700   Nautica Enterprises Inc.*..........................................................................       290,362
   9,600   Oxford Industries Inc..............................................................................       185,400
   8,100   Perry Ellis International Inc.*....................................................................        78,975
   1,482   Simone Central Holdings Inc.*......................................................................         2,779
     400   Sport Haley Inc.*..................................................................................         1,475
   6,900   Tandy Brands Accessories Inc.*.....................................................................        61,237
   9,200   Tarrant Apparel Group*.............................................................................        73,600
  12,900   Warnaco Group Inc., Class A........................................................................        53,213
  31,200   Westpoint Stevens Inc. (1).........................................................................       374,400
   3,600   Weyco Group Inc....................................................................................        90,000
  17,700   Wolverine World Wide Inc. (1)......................................................................       186,956
                                                                                                                ------------
                                                                                                                   2,895,456
                                                                                                                ------------
BANKS--2.08%
   1,100   American Bank Inc..................................................................................        20,900
   5,200   Arrow Financial Corp...............................................................................        79,625
   3,000   BostonFed Bancorp, Inc.............................................................................        44,625
   1,500   BYL Bancorp*.......................................................................................        13,406
  34,300   Citizens Banking Corp..............................................................................       686,000
   2,700   Columbia Bancorp...................................................................................        26,831
  34,900   Commercial Federal Corp............................................................................       619,475
   3,700   Community Bank Systems, Inc........................................................................        81,862
  17,500   Corus Bank Shares Inc..............................................................................       511,875
  18,600   Delta Financial Corp.*.............................................................................        25,575
  12,800   First Citizens Bancshares, Inc.....................................................................       780,800
   3,200   GBC Bancorp........................................................................................       104,000
   3,900   IBERIABANK Corp....................................................................................        64,350
   1,900   Independent Bank Corp..............................................................................        21,969
   3,500   Industrial Bancorp, Inc............................................................................        42,000
   6,800   Merchants Bancshares Inc...........................................................................       132,600
  10,600   National City Bancorp..............................................................................       155,025
   3,130   Northrim Bank Alaska...............................................................................        23,084
   2,100   PFF Bancorp, Inc...................................................................................        36,488
   4,000   Republic Bancorp Inc...............................................................................        32,500
   6,000   Sterling Bancorp...................................................................................        96,000
   9,700   Sterling Financial Corp.*..........................................................................       108,519
   8,050   Three Rivers Bancorp, Inc..........................................................................        65,909
  16,100   U.S. Bancorp, Inc..................................................................................        79,494
  22,700   Webster Financial Corp.............................................................................       507,912
   3,600   West Coast Bancorp.................................................................................        33,075
   3,900   Yardville National Bancorp.........................................................................        41,438
                                                                                                                ------------
                                                                                                                   4,435,337
                                                                                                                ------------
CHEMICALS--2.84%
   7,100   A. Schulman, Inc...................................................................................        89,194
   4,100   American Biltrite Inc..............................................................................        50,738
   5,100   American Pacific Corp.*............................................................................        32,513
   3,300   American Vanguard Corp.............................................................................        26,813
   4,800   Ameron, Inc........................................................................................       180,000
   4,700   Associate Materials Inc............................................................................        76,963

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
CHEMICALS--(CONCLUDED)
  24,500   Avery Dennison Corp................................................................................  $  1,329,125
   9,600   Bairnco Corp.......................................................................................        69,000
   5,900   Chemfab Corp.*.....................................................................................       106,937
 101,100   Ethyl Corp.........................................................................................       202,200
   4,300   Foamex International Inc.*.........................................................................        29,025
  50,400   Gencorp Inc........................................................................................       400,050
  49,600   International Specialty Products Inc.*.............................................................       291,400
  15,100   Ivex Packaging Corp.*..............................................................................       156,662
   9,100   Lydall Inc.*.......................................................................................       101,238
  15,700   Myers Industries, Inc..............................................................................       209,987
   3,100   NCH Corp...........................................................................................       118,187
  61,600   NL Industries Inc..................................................................................     1,139,600
   4,100   Oil-Dri Corporation of America.....................................................................        32,800
  50,400   Omnova Solutions Inc...............................................................................       321,300
   8,100   Patrick Industries Inc.............................................................................        55,434
  10,800   Quaker Chemical....................................................................................       184,275
   5,300   Raven Industries Inc...............................................................................        79,500
  11,700   Stepan Chemical Co.................................................................................       257,400
   5,200   Summa Industries*..................................................................................        62,075
  46,300   W.R. Grace & Co.*..................................................................................       457,212
                                                                                                                ------------
                                                                                                                   6,059,628
                                                                                                                ------------
COMPUTER HARDWARE--1.50%
  14,400   Amplicon Inc.......................................................................................       136,800
  17,400   Gerber Scientific, Inc.............................................................................       174,000
   4,000   Global Imaging Systems, Inc.*......................................................................        31,000
   9,400   Gradco Systems Inc.*...............................................................................        14,394
   4,100   McRae Industries Inc...............................................................................        21,012
  21,100   Paravant Inc.*.....................................................................................        60,662
  73,000   Pitney Bowes, Inc..................................................................................     2,527,625
  14,400   PSC Inc.*..........................................................................................        52,200
  18,900   ScanSoft, Inc.*....................................................................................        34,847
  43,300   Systemax Inc.*.....................................................................................       159,669
                                                                                                                ------------
                                                                                                                   3,212,209
                                                                                                                ------------
COMPUTER SOFTWARE--0.35%
  40,400   Avant Corp.*.......................................................................................       631,250
   6,900   Bell Industries, Inc.*.............................................................................        17,250
   9,600   Comdial Corp.*.....................................................................................        24,600
   2,700   Concentrex, Inc.*..................................................................................        18,394
   4,300   Software Spectrum, Inc.*...........................................................................        66,112
                                                                                                                ------------
                                                                                                                     757,606
                                                                                                                ------------
CONSTRUCTION--6.75%
  10,100   Beazer Homes USA, Inc.*............................................................................       212,731
   8,500   Butler Manufacturing Co............................................................................       176,906
   4,100   Catalina Lighting, Inc.*...........................................................................        17,425
  34,100   Champion Enterprise Inc.*..........................................................................       185,419
  77,200   D.R. Horton Inc....................................................................................     1,196,600
  35,000   Dal-Tile International Inc.*.......................................................................       315,000
   6,100   Dominion Homes Inc.*...............................................................................        32,597
   3,500   EMCOR Group, Inc.*.................................................................................        82,031
  13,500   Engle Homes Inc....................................................................................       129,094
  33,800   Hovnanian Enterprises Inc.*........................................................................       202,800
  35,100   Kaufman and Broad Home Corp........................................................................       686,644
  19,900   M.D.C. Holdings, Inc...............................................................................       398,000

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

CONSTRUCTION--(CONCLUDED)
  10,700   M/I Schottenstein Homes, Inc.......................................................................  $    192,600
   2,700   Meadow Valley Corp.*...............................................................................         8,269
   4,300   Miller Building Systems Inc.*......................................................................        32,788
  13,100   Morrison Knudsen Corp.*............................................................................       126,087
  21,900   NCI Building Systems Inc.*.........................................................................       413,362
   3,800   Nobility Homes Inc.*...............................................................................        21,494
  13,200   NVR Inc.*..........................................................................................       813,450
  22,900   Owens Corning......................................................................................       125,950
  17,900   Palm Harbor Homes Inc.*............................................................................       264,025
   6,100   Park Ohio Holdings Corp.*..........................................................................        56,425
   6,900   Perini Corp........................................................................................        27,600
  33,600   Pulte Corp.........................................................................................       770,700
  10,300   Railworks Corp.*...................................................................................        95,275
 190,900   Rouse Co...........................................................................................     4,975,331
  18,000   Ryland Group Inc...................................................................................       360,000
   7,500   Silverleaf Resorts Inc.*...........................................................................        25,313
  10,900   Skyline Corp.......................................................................................       220,044
  35,900   Standard Pacific Corp..............................................................................       455,481
  44,100   Toll Brothers Inc.*................................................................................     1,066,669
  27,100   Trammell Crow Co.*.................................................................................       281,162
   5,300   Wabash National Corp...............................................................................        56,975
   9,400   Washington Homes Inc...............................................................................        61,100
  22,000   Webb Delaware Corp.................................................................................       335,500
                                                                                                                ------------
                                                                                                                  14,420,847
                                                                                                                ------------
CONSUMER DURABLES--5.00%
  12,900   Chromcraft Revington Inc.*.........................................................................       141,900
  12,200   Flexsteel Industries Inc...........................................................................       150,213
  39,100   Furniture Brands International, Inc.*..............................................................       579,169
 174,900   Herman Miller Inc..................................................................................     5,487,487
   8,900   Home Products International Inc.*..................................................................        26,700
  63,900   Interface, Inc.....................................................................................       327,487
 188,200   Leggett & Platt, Inc. (1)..........................................................................     3,293,500
  16,390   Rowe Furniture Corp................................................................................        73,755
  19,900   Royal Appliance Manufacturing Co.*.................................................................       104,475
   8,600   Stanley Furniture Co., Inc.*.......................................................................       194,575
   7,200   The First Years Inc................................................................................        78,750
   7,900   U.S. Can Corp.*....................................................................................       148,125
   6,788   Virco Manufacturing Corp...........................................................................        86,547
                                                                                                                ------------
                                                                                                                  10,692,683
                                                                                                                ------------
DEFENSE/AEROSPACE--1.02%
   5,900   AAR Corp...........................................................................................        70,800
   6,900   Ducommun Inc.*.....................................................................................        92,287
   8,100   EDO Corp...........................................................................................        48,094
   6,200   Herley Industries, Inc.*...........................................................................       111,600
   1,900   International Airline Support Inc.*................................................................         3,800
   6,900   Kellstrom Industries Inc.*.........................................................................        38,812
   9,800   Ladish Co., Inc.*..................................................................................       106,575
   1,000   LMI Aerospace Inc.*................................................................................         2,438
   6,600   Moog Inc.*.........................................................................................       191,400
  23,100   Precision Castparts Corp...........................................................................     1,476,956
   6,000   SIFCO Industries, Inc..............................................................................        36,375
                                                                                                                ------------
                                                                                                                   2,179,137
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
DIVERSIFIED RETAIL--0.35%
  18,500   BonTon Stores Inc.*................................................................................  $     43,938
  11,800   Elder Beerman Stores Corp.*........................................................................        51,256
  45,900   Homebase Inc.*.....................................................................................       111,881
  14,100   Jo-Ann Stores, Inc.*...............................................................................       102,225
  20,700   RDO Equipment Co.*.................................................................................        90,562
  23,600   Shopko Stores, Inc.*...............................................................................       340,725
   5,300   Specialty Catalog Corp.*...........................................................................        13,913
                                                                                                                ------------
                                                                                                                     754,500
                                                                                                                ------------
DRUGS & MEDICINE--1.47%
  34,600   Cardinal Health, Inc. (1)..........................................................................     2,543,100
   5,800   Chattem, Inc.*.....................................................................................        71,050
  32,004   Herbalife International Inc., Class A..............................................................       306,038
  19,533   Herbalife International Inc., Class B*.............................................................       180,680
   5,000   Natrol, Inc.*......................................................................................        11,875
   7,700   USANA Health Sciences, Inc.*.......................................................................        23,100
                                                                                                                ------------
                                                                                                                   3,135,843
                                                                                                                ------------
ELECTRIC UTILITIES--1.09%
   8,900   Bangor Hydro Electric Co...........................................................................       208,594
   3,100   Central Vermont Public Service Corp................................................................        36,813
  14,271   Lennox International Inc...........................................................................       188,199
     400   Maine Public Service Co............................................................................         9,450
  49,300   Public Service Co. of New Mexico...................................................................       893,562
  43,500   RGS Energy Group Inc...............................................................................       997,781
                                                                                                                ------------
                                                                                                                   2,334,399
                                                                                                                ------------
ELECTRICAL EQUIPMENT--0.03%
   4,200   Pioneer-Standard Electronics, Inc..................................................................        56,700
                                                                                                                ------------
ELECTRICAL POWER--0.71%
  10,000   A.O. Smith Corp....................................................................................       161,250
  10,500   Alpine Group, Inc.*................................................................................        69,563
  10,100   Carbide/Graphite Group Inc.*.......................................................................        43,556
  28,300   Hughes Supply, Inc.................................................................................       535,931
  10,500   Lamson & Sessions Co.*.............................................................................       182,438
   2,800   Lincoln Electric Holdings Inc......................................................................        42,350
   2,200   LSI Industries Inc.................................................................................        36,850
  13,400   Woodward Governor Co...............................................................................       442,200
                                                                                                                ------------
                                                                                                                   1,514,138
                                                                                                                ------------
ELECTRONIC COMPONENTS--0.27%
  12,200   SLI, Inc...........................................................................................       131,913
  14,200   Triumph Group Inc.*................................................................................       434,875
                                                                                                                ------------
                                                                                                                     566,788
                                                                                                                ------------
ENTERTAINMENT--0.76%
  86,400   Carnival Corp......................................................................................     1,614,600
                                                                                                                ------------
ENVIRONMENTAL SERVICES--0.52%
   2,400   ATG Inc.*..........................................................................................         5,550
   7,100   Exponent Inc.*.....................................................................................        63,013
  16,500   IT Group, Inc.*....................................................................................        72,188
   5,000   Met-Pro Corp.......................................................................................        50,625
  99,800   ServiceMaster Co...................................................................................       929,387
                                                                                                                ------------
                                                                                                                   1,120,763
                                                                                                                ------------

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
FINANCIAL SERVICES--3.58%
  30,700   Advanta Corp. (1)..................................................................................  $    351,131
   2,700   American Business Financial Services, Inc. (1).....................................................        36,788
  28,000   Bluegreen Corp.*...................................................................................        77,000
   5,100   CCBT Financial Companies Inc.......................................................................        80,962
   3,800   DeWolfe Companies, Inc.*...........................................................................        28,975
  11,400   Ezcorp Inc.*.......................................................................................        16,744
  11,400   Gallagher (Arthur J) & Co..........................................................................       559,312
  49,100   H&R Block, Inc.....................................................................................     1,571,200
   3,800   Hawthorne Financial Corp.*.........................................................................        38,950
   9,200   Kaye Group Inc.....................................................................................        57,500
   4,100   Main St. & Main Inc.*..............................................................................        10,891
   3,900   Matrix Bancorp Inc.*...............................................................................        40,463
 132,100   MBNA Corp..........................................................................................     4,408,837
   3,700   New Century Financial Corp.* (1)...................................................................        44,227
   4,800   Onyx Acceptance Corp.*.............................................................................        21,900
   3,200   Pacific Crest Capital Inc..........................................................................        39,200
   5,900   Refac*.............................................................................................        18,806
  22,300   Resource Bank Shares Mortgage Group Inc............................................................        91,987
   1,300   TFC Enterprises, Inc.*.............................................................................         2,356
   3,500   Ugly Duckling Corp.*...............................................................................        24,938
   1,700   Union Acceptance Corp.*............................................................................        10,413
  23,000   World Acceptance Corp.*............................................................................       117,875
                                                                                                                ------------
                                                                                                                   7,650,455
                                                                                                                ------------
FOOD RETAIL--0.88%
  52,025   Albertson's Inc....................................................................................     1,570,504
  25,000   M & F Worldwide Corp.*.............................................................................       137,500
   8,700   Marsh Supermarkets Inc.............................................................................       130,500
   3,650   Schultz Sav-O Stores, Inc..........................................................................        43,344
                                                                                                                ------------
                                                                                                                   1,881,848
                                                                                                                ------------
FOREST PRODUCTS, PAPER--0.35%
   3,000   Baltek Corp.*......................................................................................        20,437
   6,400   BCT International Inc.*............................................................................        10,000
   9,450   Fibermark Inc.*....................................................................................       112,809
  34,400   Graphic Packaging International Corp.*.............................................................        81,700
   1,000   Quipp Inc.*........................................................................................        21,000
  14,290   Republic Group Inc.................................................................................       184,877
  19,100   Schweitzer Mauduit International Inc...............................................................       253,075
   4,700   Universal Forest Products, Inc.....................................................................        59,044
   1,100   Wickes Co.*........................................................................................         5,294
                                                                                                                ------------
                                                                                                                     748,236
                                                                                                                ------------
FREIGHT, AIR, SEA & LAND--1.69%
   7,500   AirNet Systems, Inc.*..............................................................................        35,625
  23,800   Arkansas Best Corp.*...............................................................................       337,662
  34,900   Arnold Industries Inc..............................................................................       477,694
   4,300   Boyd Brothers Transportation Inc.*.................................................................        17,200
   8,500   CD&L, Inc.*........................................................................................         9,563
  10,700   Consolidated Freightways Corp.*....................................................................        47,147
  12,500   Covenant Transport, Inc., Class A*.................................................................       100,000
   5,800   Genesee & Wyoming Inc.*............................................................................       108,750
   3,500   M.S. Carriers, Inc.*...............................................................................        70,219
   4,100   Motor Cargo Industries, Inc.*......................................................................        18,963

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
FREIGHT, AIR, SEA & LAND--(CONCLUDED)
  14,200   Old Dominion Freight Lines Inc.*...................................................................  $    138,450
  10,200   PAM Transportation Services Inc.*..................................................................        93,075
  36,500   Roadway Express Inc................................................................................       866,875
   6,100   Smithway Motor Xpress Corp.*.......................................................................        18,681
   8,100   Transport Corp. of America*........................................................................        48,600
  17,800   U.S. Xpress Enterprises Inc.*......................................................................       145,181
  11,300   USA Truck Inc.*....................................................................................        74,862
  19,000   USFreightways Corp.................................................................................       527,250
  30,100   Yellow Corp.*......................................................................................       483,481
                                                                                                                ------------
                                                                                                                   3,619,278
                                                                                                                ------------
GAS UTILITY--0.03%
   3,850   Energysouth Inc....................................................................................        72,188
                                                                                                                ------------
HEAVY MACHINERY--0.73%
  13,800   Cascade Corp.......................................................................................       175,087
  16,400   Columbus Mckinnon Corp.............................................................................       241,900
   7,800   Gehl Co.*..........................................................................................       106,275
  32,000   JLG Industries, Inc................................................................................       326,000
   9,900   NACCO Industries Inc...............................................................................       359,494
   1,100   Richton International Corp.*.......................................................................        21,175
  19,700   Terex Corp.*.......................................................................................       325,050
                                                                                                                ------------
                                                                                                                   1,554,981
                                                                                                                ------------
HOTELS--0.74%
   8,700   Anchor Gaming*.....................................................................................       471,431
   4,500   Black Hawk Gaming & Development Inc.*..............................................................        29,250
  74,900   Boyd Gaming Corp.*.................................................................................       332,369
  12,825   Lakes Gaming Inc.*.................................................................................       115,425
  62,500   Prime Hospitality Corp.*...........................................................................       593,750
   6,700   Suburban Lodges America Inc.*......................................................................        47,738
                                                                                                                ------------
                                                                                                                   1,589,963
                                                                                                                ------------
HOUSEHOLD PRODUCTS--4.30%
  77,800   Clorox Co. (1).....................................................................................     3,214,112
   7,500   CPAC Inc...........................................................................................        56,250
   2,000   Dixon Ticonderoga Co.*.............................................................................         6,250
  70,300   Fortune Brands, Inc. (1)...........................................................................     1,581,750
  16,700   French Fragrances Inc.* (1)........................................................................       133,600
  24,700   Jason Inc.*........................................................................................       265,525
  32,300   National Service Industries, Inc...................................................................       660,131
 121,700   Newell Rubbermaid, Inc.............................................................................     3,278,294
                                                                                                                ------------
                                                                                                                   9,195,912
                                                                                                                ------------
INDUSTRIAL PARTS--0.29%
  17,700   Briggs & Stratton Corp.............................................................................       622,819
                                                                                                                ------------
INDUSTRIAL SERVICES & SUPPLIES--3.84%
  16,200   Amerco*............................................................................................       319,950
  29,200   ArvinMeritor, Inc..................................................................................       456,250
  37,800   Avis Rental A Car Inc.*............................................................................       845,775
  14,200   Burns International Services Corp.*................................................................       188,150
   5,300   Butler International Inc.*.........................................................................        38,425
  22,000   CDI Corp.*.........................................................................................       437,250
   7,400   Childrens Comprehensive Services*..................................................................        21,738

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

INDUSTRIAL SERVICES & SUPPLIES--(CONCLUDED)
  27,600   Comfort Systems USA Inc.*..........................................................................  $    122,475
   7,500   Cornell Companies, Inc.*...........................................................................        48,281
   7,000   Correctional Services Corp.*.......................................................................        32,375
  19,200   Dollar Thrifty Automotive Group, Inc.*.............................................................       361,200
  90,300   Harte-Hanks Co.....................................................................................     2,285,719
   8,500   Headway Corporate Resources Inc.*..................................................................        24,969
  13,350   Healthcare Services Group Inc.*....................................................................        63,412
   5,600   Innotrac Corp.*....................................................................................        28,700
   1,200   International Aircraft Investors*..................................................................         6,300
  36,350   Interpool Inc......................................................................................       415,753
   7,900   McGrath Rentcorp...................................................................................       119,487
  16,800   National Equipment Services Inc.*..................................................................        88,200
  10,100   National Technical Systems Inc.....................................................................        37,875
  34,500   Personnel Group of America Inc.*...................................................................       109,969
  12,216   Pittston Brinks Group..............................................................................       146,592
  44,700   Rollins Truck Leasing Corp.........................................................................       318,487
  21,800   Simpson Industries, Inc............................................................................       177,125
  15,300   SOS Staffing Services Inc.*........................................................................        40,163
   3,300   Sterile Recoveries Inc.*...........................................................................        32,175
   7,700   Superior Surgical Manufacturing Inc................................................................        60,638
  23,900   Unifirst Corp......................................................................................       224,062
  31,500   Wallace Computer Series, Inc.......................................................................       281,531
  19,200   Westaff Inc.*......................................................................................        81,600
  28,700   York International Corp............................................................................       798,219
     680   Zimmerman Sign Co.*................................................................................         2,040
                                                                                                                ------------
                                                                                                                   8,214,885
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--4.14%
   5,400   Amrep Corp.*.......................................................................................        27,338
   9,300   Corrpro Companies Inc.*............................................................................        33,131
  56,100   Dun & Bradstreet Corp..............................................................................     1,658,456
 167,700   Equifax, Inc. (1)..................................................................................     3,961,912
   5,800   FTI Consulting, Inc.*..............................................................................        59,812
   3,795   General Employment Enterprises*....................................................................        13,757
  23,100   Magellan Health Services Inc.*.....................................................................        37,538
   2,900   Marlton Technologies, Inc.*........................................................................         5,619
  10,400   Navigant Consulting Co.*...........................................................................        35,100
   7,700   OrthAlliance, Inc.*................................................................................        43,313
   2,800   Pomeroy Computer Resources, Inc.*..................................................................        47,600
   4,600   Right Management Consultants, Inc.*................................................................        46,000
  71,800   Sun Guard Data Systems*............................................................................     2,373,887
   1,000   Transport Lux Corp.................................................................................         4,625
  12,400   URS Corp.*.........................................................................................       186,000
  63,800   US Oncology, Inc.*.................................................................................       319,000
                                                                                                                ------------
                                                                                                                   8,853,088
                                                                                                                ------------
LEISURE--4.55%
   6,050   Boston Acoustics Inc...............................................................................        65,794
   6,400   Brass Eagle Inc.*..................................................................................        24,000
   5,600   Cannondale Corp.*..................................................................................        35,175
  19,200   Department 56 Inc.*................................................................................       189,600
   4,800   Ellett Brothers Inc................................................................................        15,900
   2,300   Escalade Inc.*.....................................................................................        41,688
  43,400   GTECH Holdings Corp.*..............................................................................       886,987
 269,200   Hasbro, Inc........................................................................................     3,062,150
 143,100   International Game Technology*.....................................................................     4,248,281

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
LEISURE--(CONCLUDED)
   8,000   Johnson Outdoors Inc.*.............................................................................  $     49,500
  20,000   K2 Inc.*...........................................................................................       198,750
   3,600   Koss Corp.*........................................................................................        68,400
  10,900   MarineMax, Inc.*...................................................................................        84,475
   5,400   McNaughton Apparel Group Inc.*.....................................................................        68,850
  12,900   Oneida Ltd.........................................................................................       233,812
   7,600   OroAmerica Inc.*...................................................................................        53,200
   9,900   Russ Berrie & Company Inc..........................................................................       194,288
  20,900   Sturm Ruger & Co. Inc..............................................................................       184,181
   5,200   Travis Boats & Motors, Inc.*.......................................................................        21,450
                                                                                                                ------------
                                                                                                                   9,726,481
                                                                                                                ------------
LIFE INSURANCE--1.17%
  23,800   AmerUs Life Holdings, Inc..........................................................................       544,425
   2,812   Cotton States Life Insurance Co....................................................................        25,132
  24,881   Delphi Financial Group, Inc.*......................................................................       957,918
  21,400   Great American Financial Resources, Inc............................................................       374,500
   5,800   Independence Holding Co............................................................................        79,388
   4,200   National Western Life Insurance Co.*...............................................................       308,700
   9,200   Penn Treaty American Corp.*........................................................................       147,200
   1,700   Presidential Life Corp.............................................................................        24,544
   9,200   Standard Management Corp.*.........................................................................        34,500
                                                                                                                ------------
                                                                                                                   2,496,307
                                                                                                                ------------
LONG DISTANCE & PHONE COMPANIES--1.83%
 133,700   CenturyTel, Inc....................................................................................     3,919,081
                                                                                                                ------------
MANUFACTURING--GENERAL--2.62%
   8,100   Alltrista Corp.*...................................................................................       180,225
   9,600   Amcast Industrial Corp.............................................................................       103,200
  11,600   Ampco-Pittsburgh Corp..............................................................................       137,750
   6,800   Avteam Inc.*.......................................................................................        12,538
  27,800   Baldwin Technology Inc.*...........................................................................        53,862
   9,000   Ballantyne Omaha Inc.*.............................................................................        19,688
  23,000   Barnes Group Inc...................................................................................       454,250
     500   Chicago Rivet Machine Co...........................................................................        10,625
   7,100   CTB International Corp.*...........................................................................        53,250
   6,000   Denali Inc.*.......................................................................................         7,125
  18,500   Detroit Diesel Corp................................................................................       420,875
   6,500   Farrel Corp........................................................................................         9,750
   7,900   Featherlite Manufacturing Inc.*....................................................................        27,650
  27,900   Fedders Corp.......................................................................................       144,731
  25,100   Gentek Inc.........................................................................................       288,650
   1,800   Graham Corp.*......................................................................................        14,175
   9,000   Hardinge, Inc......................................................................................       119,250
   7,200   Hurco Companies Inc.*..............................................................................        27,000
   6,500   JLK Direct Distribution Inc.*......................................................................        46,313
   3,600   K Tron International Inc.*.........................................................................        61,200
  28,500   Kaman Corp.........................................................................................       356,250
  15,400   Media Arts Group Inc.*.............................................................................        60,637
   8,700   Mestek, Inc.*......................................................................................       146,269
  44,800   Milacron Inc.......................................................................................       644,000
   6,800   Nortek, Inc.*......................................................................................       133,450
   2,500   P & F Industries Inc.*.............................................................................        21,250
   1,000   Peerless Manufacturing Co..........................................................................        16,250
   3,200   Q E P Inc.*........................................................................................        28,400

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

MANUFACTURING--GENERAL--(CONCLUDED)
   4,000   Riviera Tool Co.*..................................................................................  $     13,750
  23,400   Specialty Equipment Companies Inc.*................................................................       637,650
   1,600   SPS Technologies, Inc.*............................................................................        71,800
   1,700   Standard Motor Products Inc........................................................................        16,469
   8,200   Starrett LS Co.....................................................................................       149,137
   8,500   TB Woods Corp......................................................................................        90,312
  15,100   Tecumseh Products Co., Class A.....................................................................       536,050
   7,400   Transtechnology Corp...............................................................................        74,925
  41,200   Wabtec Corp........................................................................................       414,575
                                                                                                                ------------
                                                                                                                   5,603,281
                                                                                                                ------------
MANUFACTURING--HIGH TECHNOLOGY--1.34%
   6,100   Acme Electric Corp.*...............................................................................        52,231
  10,100   Applied Signal Technology Inc......................................................................        98,475
   7,600   Bel Fuse Inc.......................................................................................       209,000
   1,300   Bio Rad Laboratories Inc.*.........................................................................        30,713
   2,900   Blonder Tongue Labs Inc.*..........................................................................        19,575
   8,200   Channell Commercial Corp.*.........................................................................       102,500
   7,300   Cobra Electronics Corp.*...........................................................................        45,169
   9,300   Delaware Global Technologies Corp.*................................................................        84,862
  16,600   Esterline Technologies Corp.*......................................................................       244,850
  67,800   Galileo International Inc. (1).....................................................................     1,305,150
  30,600   Generale Cable Corp................................................................................       263,925
  36,800   Griffon Corp.*.....................................................................................       230,000
   2,200   Lowrance Electronics, Inc.*........................................................................         7,975
   1,300   Napco Security Systems Inc.*.......................................................................         4,956
  15,647   Superior TeleCom Inc...............................................................................       135,933
   2,300   Tech/Ops Sevcon, Inc...............................................................................        21,850
   1,100   Thermwood Corp.*...................................................................................         5,638
                                                                                                                ------------
                                                                                                                   2,862,802
                                                                                                                ------------
MEDIA--0.82%
  53,600   Tribune Co. (1)....................................................................................     1,742,000
                                                                                                                ------------
MEDICAL PRODUCTS--1.78%
  11,500   American Medical Technologies Inc.*................................................................        14,375
   3,200   Lakeland Industries, Inc.*.........................................................................        18,800
   4,700   Mesa Labs Inc.*....................................................................................        26,437
   5,400   Minntech Corp......................................................................................        37,125
  21,300   Natures Sunshine Products Inc......................................................................       170,400
  18,000   Sola International Inc.*...........................................................................       106,875
 161,500   Sybron International Corp.*........................................................................     3,361,219
  11,000   Utah Medical Products Inc.*........................................................................        77,000
                                                                                                                ------------
                                                                                                                   3,812,231
                                                                                                                ------------
MEDICAL PROVIDERS--1.19%
   6,100   Air Methods Corp.*.................................................................................        26,687
  25,500   Ameripath Inc.*....................................................................................       323,531
 124,000   Beverly Enterprises Inc.*..........................................................................       426,250
  23,800   Capital Senior Living Corp.*.......................................................................        71,400
   9,400   Carriage Services Inc.*............................................................................        20,563
   7,800   Castle Dental Centers, Inc.*.......................................................................        24,375
   5,700   Coast Dental Services Inc.*........................................................................         9,263
   1,000   Curative Health Services, Inc.*....................................................................         6,375
  13,900   Healthcare Recoveries Inc.*........................................................................        54,731
   8,300   Horizon Health Corp.*..............................................................................        43,575

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
MEDICAL PROVIDERS--(CONCLUDED)
  14,400   Monarch Dental Corp.*..............................................................................  $     39,600
  16,800   Pediatrix Medical Group*...........................................................................       258,300
  10,500   Prime Medical Services, Inc.*......................................................................        85,312
  25,500   Promedco Management Co.*...........................................................................        34,266
  10,600   Raytel Medical Corp.*..............................................................................        12,588
  15,000   Rehabcare Group Inc.*..............................................................................       533,437
   6,200   Rural/Metro Corp.*.................................................................................        11,819
 127,000   Service Corporation International..................................................................       325,437
  32,400   Sierra Health Services Inc.*.......................................................................       103,275
  64,900   Stewart Enterprises Inc............................................................................       141,969
                                                                                                                ------------
                                                                                                                   2,552,753
                                                                                                                ------------
MINING & METALS--2.75%
   2,000   AK Steel Holding Corp..............................................................................        20,125
   9,200   Atchinson Casting Corp.*...........................................................................        55,200
  23,600   Ball Corp..........................................................................................       818,625
  17,300   Bayou Steel Corp.*.................................................................................        38,925
  23,500   Centex Construction Products Inc...................................................................       575,750
  18,400   Chase Industries Inc.*.............................................................................       167,900
  17,300   Commercial Metals Co...............................................................................       508,187
   4,400   Eastern Co.........................................................................................        64,350
   6,200   Fansteel Inc.*.....................................................................................        25,188
   9,039   Friedman Industries, Inc...........................................................................        30,507
  21,100   IMCO Recycling Inc.................................................................................       102,862
  30,700   Intermet Corp......................................................................................       222,575
  12,500   Lawson Products, Inc...............................................................................       321,875
   7,100   Lindberg Corp......................................................................................        50,588
  46,200   Metals USA Inc.*...................................................................................       199,237
  11,300   Niagara Corp.*.....................................................................................        49,084
   7,800   Northwest Pipe Co.*................................................................................        99,938
   5,800   Oglebay Norton Co..................................................................................       152,250
   6,300   Pitt-Des Moines, Inc...............................................................................       183,881
  20,800   Quanex Corp........................................................................................       374,400
  13,450   Roanoke Electric Steel Corp........................................................................       159,719
  11,800   Ryerson Tull, Inc..................................................................................       103,987
   5,100   Schuff Steel Co.*..................................................................................        13,388
  20,900   Silgan Holdings Inc.*..............................................................................       185,161
  13,500   Steel Technologies Inc.............................................................................        92,813
  25,400   Texas Industries, Inc..............................................................................       823,912
  38,200   USEC Inc...........................................................................................       167,125
  16,100   Wolverine Tube Inc.*...............................................................................       279,737
                                                                                                                ------------
                                                                                                                   5,887,289
                                                                                                                ------------
MOTOR VEHICLES--2.39%
   7,800   Bandag Inc.........................................................................................       201,825
  20,100   Coachmen Industries, Inc...........................................................................       208,538
  59,400   Cooper Tire & Rubber Co............................................................................       664,537
  14,200   Delco Remy International Inc.*.....................................................................       118,925
   9,500   Donnelly Corp......................................................................................       124,688
  20,900   Dura Automotive Systems, Inc.*.....................................................................       215,531
   6,000   Edelbrock Corp.....................................................................................        58,500
  55,900   Federal-Mogul Corp.................................................................................       510,088
  40,300   Fleetwood Enterprises Inc. (1).....................................................................       521,381
  22,400   Hayes Lemmerz International Inc.*..................................................................       302,400
   9,100   Keystone Automotive Industries, Inc.*..............................................................        55,738

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

MOTOR VEHICLES--(CONCLUDED)
  54,200   Mascotech Inc......................................................................................  $    623,300
  20,100   Modine Manufacturing Co............................................................................       542,700
  10,100   R & B Inc.*........................................................................................        25,881
   3,805   Rexhall Industries, Inc.*..........................................................................        18,549
   8,000   Rush Enterprises Inc.*.............................................................................        48,250
  16,900   Shiloh Industries Inc.*............................................................................       111,963
   2,900   Standard Automotive Corp.*.........................................................................        16,675
  15,823   Supreme Industries, Inc.*..........................................................................        79,115
  25,600   TBC Corp.*.........................................................................................       118,400
  26,300   Tower Automotive, Inc.* (1)........................................................................       320,531
   1,500   Transportation Components Inc.*....................................................................         2,531
  16,800   Winnebago Industries, Inc..........................................................................       217,350
                                                                                                                ------------
                                                                                                                   5,107,396
                                                                                                                ------------
OIL REFINING--0.27%
   5,100   Adams Resources & Energy Inc.......................................................................        68,213
   9,300   Castle Energy Corp.................................................................................        65,681
   6,100   Giant Industries Inc.*.............................................................................        42,700
  10,000   Holly Corp.........................................................................................       120,000
   4,000   Kaneb Services Inc.*...............................................................................        16,750
   7,962   Mercury Air Group, Inc.*...........................................................................        50,758
  18,800   Petroleum Development Corp.*.......................................................................        94,000
  14,700   World Fuel Services Corp...........................................................................       116,681
                                                                                                                ------------
                                                                                                                     574,783
                                                                                                                ------------
OIL SERVICES--0.09%
  28,400   Friede Goldman International Inc.*.................................................................       182,825
                                                                                                                ------------
OTHER INSURANCE--6.53%
  10,200   Acceptance Insurance Co.*..........................................................................        47,175
  10,200   Atlantic American Corp.*...........................................................................        21,038
   5,880   Bancinsurance Corp.*...............................................................................        23,152
  42,200   Commerce Group Inc.................................................................................     1,171,050
   8,733   Donegal Group Inc..................................................................................        62,223
  46,000   Enhance Financial Services Group Inc...............................................................       727,375
  36,783   Fidelity National Financial, Inc. (1)..............................................................       650,599
   7,500   FPIC Insurance Group Inc.* (1).....................................................................        89,531
  32,500   Harleysville Group Inc.............................................................................       591,094
   2,200   Investors Title Insurance Co.......................................................................        26,400
  18,500   LandAmerica Financial Group Inc....................................................................       448,625
  94,600   MBIA, Inc..........................................................................................     5,268,037
   2,100   Midland Co.........................................................................................        55,650
   7,300   Philadelphia Consolidated Holding Corp.* (1).......................................................       118,169
   5,596   Professionals Insurance Company Management Group*..................................................       124,511
  15,300   Radiologix Inc.*...................................................................................        61,200
  13,875   RLI Corp...........................................................................................       485,625
  23,100   State Auto Financial Corp..........................................................................       264,206
  17,400   Stewart Information Services Corp.*................................................................       230,550
   7,600   Unico American Corp................................................................................        50,825
   8,800   Vesta Insurance Group, Inc.........................................................................        47,850
  51,400   Xl Capital Ltd. (1)................................................................................     3,392,400
                                                                                                                ------------
                                                                                                                  13,957,285
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
PRECIOUS METALS--0.00%
   1,900   Michael Anthony Jewelers Inc.*.....................................................................  $      4,038
                                                                                                                ------------
PRINTING-COMMERCIAL--0.02%
   6,100   Mail-Well, Inc.*...................................................................................        43,081
                                                                                                                ------------
PUBLISHING--5.72%
  11,400   Cadmus Communications Corp.........................................................................        92,625
  11,000   Consolidated Graphics, Inc.*.......................................................................       117,563
   3,400   Courier Corp.......................................................................................        99,450
  19,700   Ennis Business Forms Inc...........................................................................       157,600
  96,600   Houghton Mifflin Co. (1)...........................................................................     4,576,425
 155,400   Lee Enterprises Inc................................................................................     4,118,100
  64,200   McClatchy Co.......................................................................................     2,178,787
  10,000   New England Business Service, Inc..................................................................       207,500
   7,900   Primesource Corp...................................................................................        39,994
  21,400   Standard Register..................................................................................       274,187
  20,800   Standex International Corp.........................................................................       358,800
                                                                                                                ------------
                                                                                                                  12,221,031
                                                                                                                ------------
RAILROADS--0.35%
  26,800   Greenbrier Companies, Inc..........................................................................       222,775
  27,400   Trinity Industries, Inc............................................................................       527,450
                                                                                                                ------------
                                                                                                                     750,225
                                                                                                                ------------
REAL PROPERTY--0.02%
   1,300   Crossmann Communities, Inc.*.......................................................................        19,500
   2,000   Meritage Corp.*....................................................................................        26,000
                                                                                                                ------------
                                                                                                                      45,500
                                                                                                                ------------
RESTAURANTS--1.30%
   4,000   Arkansas Restaurants Corp.*........................................................................        37,500
   3,500   Benihana Inc.*.....................................................................................        45,500
  93,400   Bob Evans Farms Inc................................................................................     1,494,400
  63,000   CKE Restaurants, Inc...............................................................................       185,063
   1,700   Dave & Busters Inc.*...............................................................................        10,944
   5,200   ELXSI Corp.*.......................................................................................        57,850
  27,100   Lubys Cafeterias Inc...............................................................................       220,187
  16,300   NPC International, Inc.*...........................................................................       142,625
  29,300   Rainforest Cafe Inc.*..............................................................................        62,263
  44,900   Ryan's Family Steak Houses, Inc.*..................................................................       409,712
   9,800   Schlotzskys Inc.*..................................................................................        51,450
  34,200   Sizzler International Inc.*........................................................................        64,125
                                                                                                                ------------
                                                                                                                   2,781,619
                                                                                                                ------------
SECURITIES & ASSET MANAGEMENT--2.46%
  96,700   Franklin Resources, Inc............................................................................     3,469,113
   5,700   ITLA Capital Corp.*................................................................................        79,889
   8,328   Stifel Financial Corp..............................................................................        97,854
  39,600   T. Rowe Price & Associates Inc.....................................................................     1,618,650
                                                                                                                ------------
                                                                                                                   5,265,506
                                                                                                                ------------
SEMICONDUCTOR--0.11%
   1,339   Avnet, Inc.........................................................................................        76,240
     800   Bell Microproducts Inc.*...........................................................................        18,900
   2,600   Katy Industries Inc................................................................................        27,300
  30,200   Neomagic Corp.*....................................................................................        89,656

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

SEMICONDUCTOR--(CONCLUDED)
   3,900   O.I. Corp.*........................................................................................  $     13,650
                                                                                                                ------------
                                                                                                                     225,746
                                                                                                                ------------
SPECIALTY RETAIL--2.12%
   5,900   A.C. Moore Arts & Crafts, Inc.*....................................................................        49,413
  19,600   Barnett Inc.*......................................................................................       242,550
   4,100   Bebe Stores, Inc.*.................................................................................        40,744
   6,500   Brookstone, Inc.*..................................................................................        76,375
  15,300   Building Materials Holding Corp.*..................................................................       154,912
  34,100   Central Garden & Pet Co.*..........................................................................       251,487
  20,100   CSK Auto Corp.*....................................................................................       170,850
   2,100   Discount Auto Parts Inc.*..........................................................................        17,063
   6,100   Duckwall Alto Stores Inc.*.........................................................................        51,088
  12,600   Finlay Enterprises Inc.*...........................................................................       162,225
  17,400   Friedman's Inc.....................................................................................       100,050
  13,700   Hancock Fabrics, Inc...............................................................................        55,656
  16,500   Haverty Furniture Companies, Inc...................................................................       190,781
 117,500   Longs Drug Stores Corp.............................................................................     2,379,375
   9,500   Movie Gallery Inc.*................................................................................        35,031
  43,700   Musicland Stores, Corp.*...........................................................................       344,137
   2,700   Piercing Pagoda, Inc.*.............................................................................        39,825
   1,200   Tractor Supply Co.*................................................................................        17,550
   5,100   United Auto Group, Inc.*...........................................................................        39,844
   6,400   Wolohan Lumber Co..................................................................................        70,400
  10,800   York Group Inc.*...................................................................................        33,750
                                                                                                                ------------
                                                                                                                   4,523,106
                                                                                                                ------------
THRIFT--2.25%
   1,400   Alliance Bancorp of New England, Inc...............................................................        11,200
   2,700   Bank of the Ozarks, Inc............................................................................        40,500
   2,100   Bank United Corp...................................................................................        76,519
  50,537   BankAtlantic Bancorp Inc...........................................................................       170,562
  13,500   Bay View Capital Corp..............................................................................       118,125
  10,500   BSB Bancorp, Inc...................................................................................       224,437
   4,100   Camco Financial Corp...............................................................................        34,338
   4,700   Capital Crossing Bank*.............................................................................        35,838
   7,500   Dime Community Bancorp Inc.........................................................................       128,437
  34,100   Downey Financial Corp. (1).........................................................................     1,193,500
   3,000   First Bell Bancorp Inc.............................................................................        46,500
   4,400   First Essex Bancorp Inc............................................................................        69,850
   5,500   First Republic Bank*...............................................................................       119,625
   2,500   FirstFed America Bancorp, Inc......................................................................        33,125
  23,400   FirstFed Financial Corp.*..........................................................................       374,400
   9,800   Flagstar Bancorp Inc...............................................................................       113,312
  12,200   Hamilton Bancorp Inc.*.............................................................................       219,600
   3,100   Klamath First Bancorp Inc..........................................................................        34,100
  18,800   Local Financial Corp.*.............................................................................       159,800
  18,400   MAF Bancorp, Inc...................................................................................       366,850
   7,300   Parkvale Financial Corp............................................................................       124,100
   6,200   PennFed Financial Services, Inc....................................................................        81,375
   5,000   Quaker City Bancorp Inc.*..........................................................................        83,750
  11,400   Republic Security Financial Corp...................................................................        49,163
   2,300   Southwest Bancorp, Inc.............................................................................        36,513
  37,600   Washington Federal Inc.............................................................................       705,000
   2,000   Westcorp Inc.......................................................................................        26,000
   3,100   WesterFed Financial Corp...........................................................................        45,725

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONCLUDED)
THRIFT--(CONCLUDED)
   8,000   WSFS Financial Corp................................................................................  $     81,000
                                                                                                                ------------
                                                                                                                   4,803,244
                                                                                                                ------------
TOBACCO--0.45%
   1,700   Holts Cigar Holdings Inc.*.........................................................................         8,500

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

TOBACCO--(CONCLUDED)
  15,700   Standard Commercial Corp...........................................................................  $     76,538
  39,200   Universal Corp.....................................................................................       869,750
                                                                                                                ------------
                                                                                                                     954,788
                                                                                                                ------------
Total Common Stocks (cost--$218,240,032)......................................................................   201,584,610
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--5.19%
$ 11,103   Repurchase Agreement dated 07/31/00 with State Street Bank &
             Trust Co., collateralized by $3,266,232 U.S. Treasury
             Notes, 6.625% due 03/31/02; (value--$3,347,888) and
             $6,203,964 U.S. Treasury Bonds, 8.125% due 08/15/19;
             (value--$7,979,849); proceeds: $11,104,619
             (cost--$11,103,000).......................................        08/01/00               5.250%     11,103,000
                                                                                                               ------------
Total Investments (cost--$229,343,032)--99.50%.........................                                         212,687,610
Other assets in excess of liabilities--0.50%...........................                                           1,061,259
                                                                                                               ------------
Net Assets--100.00%....................................................                                        $213,748,869
                                                                                                               ============

-----------------

*      Non-income producing security.
(1)    Security, or portion thereof, was on loan at July 31, 2000.

                See accompanying notes to financial statements.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--95.01%
APPAREL, RETAIL--0.91%
  90,000   Hot Topic Inc.*(1).................................................................................  $  2,902,500
                                                                                                                ------------
BANKS--1.27%
 137,200   Doral Financial Corp. .............................................................................     1,783,600
 102,200   Webster Financial Corp. ...........................................................................     2,286,725
                                                                                                                ------------
                                                                                                                   4,070,325
                                                                                                                ------------
BUSINESS & PUBLIC SERVICES--3.34%
  89,700   Bright Horizons Family Solutions*..................................................................     2,186,438
  74,900   Corporate Executive Board Co.*.....................................................................     4,793,600
  20,300   Heidrick & Struggles
             International, Inc.*.............................................................................     1,360,100
  99,100   West Teleservices Corp.*...........................................................................     2,341,237
                                                                                                                ------------
                                                                                                                  10,681,375
                                                                                                                ------------
CABLE--0.10%
  24,800   Insight Communications Inc.*.......................................................................       303,800
                                                                                                                ------------
COMPUTER-BUSINESS SERVICES--2.66%
  69,100   Bisys Group Inc.*..................................................................................     4,387,850
  47,300   Digital Insight Corp.*(1)..........................................................................     1,481,081
  52,700   eLoyalty Corp.*....................................................................................       782,266
  60,500   Espeed Inc.*.......................................................................................     1,852,812
                                                                                                                ------------
                                                                                                                   8,504,009
                                                                                                                ------------
COMPUTER HARDWARE--5.50%
 174,100   Network Appliance, Inc.*(1)........................................................................    15,005,244
  40,500   RSA Security Inc.*.................................................................................     2,566,687
                                                                                                                ------------
                                                                                                                  17,571,931
                                                                                                                ------------
COMPUTER SOFTWARE--14.73%
 111,200   Broadbase Software, Inc.*(1).......................................................................     2,620,150
 117,700   CareScience, Inc.*(1)..............................................................................       706,200
  56,900   Concord Communications Inc.*(1)....................................................................     1,564,750
  76,000   Cysive, Inc.*......................................................................................     1,824,000
  94,800   Exchange Applications Software*(1).................................................................     2,085,600
  29,700   Extensity Inc.*....................................................................................       480,769
  57,585   i2 Technologies, Inc.*(1)..........................................................................     7,471,654
 168,700   Jack Henry & Associates Inc.(1)....................................................................     7,570,413
  34,500   Manugistics Group, Inc.*...........................................................................     1,914,750
  74,900   NetIQ Corp.*(1)....................................................................................     3,613,925
 136,100   New Era of Networks, Inc.*(1)......................................................................     3,402,500
  77,000   Onyx Software Corp.*...............................................................................     1,862,437
  53,200   Register.com, Inc.*................................................................................     1,441,388
 103,275   VERITAS Software Corp.*............................................................................    10,527,595
                                                                                                                ------------
                                                                                                                  47,086,131
                                                                                                                ------------
CONSTRUCTION--2.40%
 179,050   Dycom Industries Inc.*(1)..........................................................................     7,654,388
                                                                                                                ------------
DIVERSIFIED RETAIL--1.82%
 174,700   Cost Plus Inc.*....................................................................................     5,819,694
                                                                                                                ------------
DRUGS & MEDICINE--7.72%
  93,200   Cima Labs Inc.*....................................................................................     2,830,950
  86,200   Cubist Pharmaceuticals Inc.*.......................................................................     3,889,775
  33,300   Inhale Therapeutic Systems, Inc.*..................................................................     2,703,544

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

DRUGS & MEDICINE--(CONCLUDED)
 137,100   IntraBiotics Pharmaceuticals, Inc.*(1).............................................................  $  4,095,862
  69,600   Pharmacopeia, Inc. Class A*........................................................................     2,788,350
  59,500   Pharmacopeia, Inc. Class B*........................................................................     2,176,335
  63,000   United Therapeutics Corp.*(1)......................................................................     6,174,000
                                                                                                                ------------
                                                                                                                  24,658,816
                                                                                                                ------------
ELECTRICAL EQUIPMENT--2.29%
  42,000   Advanced Energy Industries, Inc.*(1)...............................................................     1,890,000
  51,300   LTX Corp.*.........................................................................................     1,128,600
  59,900   Teradyne Inc.*.....................................................................................     3,796,163
  43,000   Western Multiplex Corp. ...........................................................................       516,000
                                                                                                                ------------
                                                                                                                   7,330,763
                                                                                                                ------------
FINANCIAL SERVICES--1.44%
  13,000   GATX Corp. ........................................................................................       519,188
 139,600   Metris Co., Inc. ..................................................................................     4,092,025
                                                                                                                ------------
                                                                                                                   4,611,213
                                                                                                                ------------
FOOD RETAIL--0.53%
  84,300   American Italian Pasta Co.*........................................................................     1,664,925
   1,600   Schultz Sav-O Stores, Inc. ........................................................................        19,000
                                                                                                                ------------
                                                                                                                   1,683,925
                                                                                                                ------------
HOTELS--0.77%
 177,800   Extended Stay America Inc.*........................................................................     2,444,750
                                                                                                                ------------
HUMAN RESOURCES--0.41%
  33,800   Hall, Kinion & Associates, Inc.*...................................................................     1,322,425
                                                                                                                ------------
INDUSTRIAL PARTS--2.12%
 167,600   Mettler-Toledo International Inc.*.................................................................     6,787,800
                                                                                                                ------------
INDUSTRIAL SERVICES & SUPPLIES--0.22%
   9,600   CoorsTek, Inc.*....................................................................................       413,400
  15,800   MSC Industrial Direct Co., Inc. Class A*...........................................................       287,363
                                                                                                                ------------
                                                                                                                     700,763
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--0.68%
  24,500   Diamond Technology Partners Inc.*..................................................................     2,182,031
                                                                                                                ------------
INSURANCE--0.78%
  40,900   Radian Group Inc. .................................................................................     2,489,788
                                                                                                                ------------
MEDIA--6.56%
  37,200   Acme Communications Inc.*..........................................................................       395,250
 102,800   Gemstar-TV Guide International, Inc.*..............................................................     6,251,525
 110,100   Getty Images Inc.*(1)..............................................................................     3,984,244
 113,500   Radio One, Inc. Class A*(1)........................................................................     2,645,968
 171,200   Radio One, Inc. Class D*(1)........................................................................     3,231,400
  49,200   True North Communications, Inc. ...................................................................     2,401,575
  74,400   Westwood One Inc.*.................................................................................     2,069,250
                                                                                                                ------------
                                                                                                                  20,979,212
                                                                                                                ------------
MEDICAL-BIMEDICAL & GENETICS--2.52%
  28,900   Exelixis, Inc.*(1).................................................................................     1,125,294
  60,800   Neurocrine Biosciences Inc.*.......................................................................     1,941,800

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONCLUDED)
MEDICAL-BIMEDICAL & GENETICS--(CONCLUDED)
  87,000   Trimeris, Inc.*(1).................................................................................  $  4,969,875
                                                                                                                ------------
                                                                                                                   8,036,969
                                                                                                                ------------
OPTICAL--0.34%
  29,500   Wesley Jessen Visioncare Inc.*.....................................................................     1,091,500
                                                                                                                ------------
RESTAURANTS--5.76%
 194,800   CEC Entertainment Inc.*............................................................................     5,430,050
 170,625   Cheesecake Factory Inc.*(1)........................................................................     5,172,070
  34,100   Morrison Management Specialists Inc. ..............................................................       982,506
 189,400   Ruby Tuesday Inc. .................................................................................     2,331,988
 147,050   Sonic Corp.*.......................................................................................     4,475,834
                                                                                                                ------------
                                                                                                                  18,392,448
                                                                                                                ------------
SEMICONDUCTOR--14.34%
 105,600   Applied Micro Circuits Corp.*......................................................................    15,760,800
 325,200   Micrel Inc.*.......................................................................................    16,280,325
  71,100   PMC Sierra, Inc.*..................................................................................    13,784,512
                                                                                                                ------------
                                                                                                                  45,825,637
                                                                                                                ------------

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
SPECIALTY RETAIL--8.79%
 264,375   Dollar Tree Stores Inc.*(1)........................................................................  $ 11,252,461
 153,200   Duane Reade Inc.*(1)...............................................................................     3,504,450
 165,100   Linens 'N Things Inc.*.............................................................................     4,942,681
 129,600   Too Inc.*(1).......................................................................................     2,907,900
 152,000   Tweeter Home Entertainment
             Group Inc.*......................................................................................     5,491,000
                                                                                                                ------------
                                                                                                                  28,098,492
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--7.01%
     400   Leap Wireless International, Inc.*.................................................................        25,400
 255,200   Nextlink Communications Inc.*......................................................................     8,437,550
 146,800   Pinnacle Holdings Inc.*............................................................................     8,248,325
 125,900   SBA Communcations Corp.*...........................................................................     5,681,237
                                                                                                                ------------
                                                                                                                  22,392,512
                                                                                                                ------------
Total Common Stocks (cost--$189,563,663)......................................................................   303,623,197
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--4.06%
 $12,966   Repurchase Agreement dated 07/31/00 with State Street
             Bank & Trust Co. collateralized by $3,814,282 U.S.
             Treasury Notes, 6.625% due 03/31/02; (value--$3,909,639)
             and $7,244,943 U.S. Treasury Bonds, 8.125% due 08/15/19;
             (value--$9,318,808); proceeds: $12,967,891
             (cost--$12,966,000).......................................        08/01/00               5.250%     12,966,000
                                                                                                               ------------
                                                                                                                316,589,197
Total Investments (cost--$202,529,663)--99.07%.........................
                                                                                                                  2,982,274
Other assets in excess of liabilities--0.93%...........................
                                                                                                               ------------
Net Assets--100.00%....................................................                                        $319,571,471
                                                                                                               ============

-----------------

*      Non-Income producing security.
(1)    Security, or portion thereof, was on loan at July 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--94.09%
AUSTRALIA--1.88%
LIFE INSURANCE--0.66%
      162,500      AMP Ltd.........................................................................     $  1,628,417
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--0.80%
      400,000      John Fairfax Holdings Ltd.......................................................        1,100,575
       70,900      News Corp. Ltd..................................................................          858,339
                                                                                                        ------------
                                                                                                           1,958,914
                                                                                                        ------------
TRANSPORTATION--0.42%
       35,800      Brambles Industries Ltd.........................................................        1,038,931
                                                                                                        ------------
Total Australia Common Stocks......................................................................        4,626,262
                                                                                                        ------------
BRAZIL--0.51%
OIL & GAS--0.51%
       48,000      Petroleo Brasileiro S.A., ADR(1)................................................        1,254,960
                                                                                                        ------------
CZECH REPUBLIC--0.24%
TELECOMMUNICATIONS--SERVICES--0.24%
       13,000      Cseke Radio KomuniKace A.S.,
                     GDR+..........................................................................          585,000
                                                                                                        ------------
FINLAND--2.25%
SOFTWARE & COMPUTER SERVICES--0.34%
       23,300      Tieto Corp......................................................................          825,898
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--1.91%
      106,510      Nokia (AB) OY...................................................................        4,718,981
                                                                                                        ------------
Total Finland Common Stocks........................................................................        5,544,879
                                                                                                        ------------
FRANCE--18.32%
BANKS--1.03%
       40,760      Societe Generale*...............................................................        2,530,743
                                                                                                        ------------
CHEMICALS--2.16%
       69,190      Aventis S.A.....................................................................        5,328,236
                                                                                                        ------------
DIVERSIFIED INDUSTRIALS--2.83%
       36,178      Vivendi Environnement*..........................................................        1,126,479
       73,066      Vivendi SA......................................................................        5,836,624
                                                                                                        ------------
                                                                                                           6,963,103
                                                                                                        ------------
ENGINEERING & MACHINERY--0.42%
       42,609      Alstom..........................................................................        1,044,793
                                                                                                        ------------
FOOD & DRUG RETAILERS--1.89%
       63,417      Carrefour.......................................................................        4,666,221
                                                                                                        ------------
LIFE INSURANCE--2.22%
       35,973      AXA.............................................................................        5,467,133
                                                                                                        ------------
OIL & GAS--2.21%
       36,744      Total FINA S.A., Series B.......................................................        5,444,701
                                                                                                        ------------
SOFTWARE & COMPUTER SERVICES--1.30%
       16,359      Cap Gemini S.A..................................................................        3,212,379
                                                                                                        ------------
SUPPORT SERVICES--0.59%
        9,190      Sodexho Alliance................................................................        1,446,932
                                                                                                        ------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

FRANCE--(CONCLUDED)
TELECOMMUNICATIONS--SERVICES--2.01%
       67,103      Alcatel*........................................................................     $  4,949,874
                                                                                                        ------------
WATER--1.66%
       25,073      Suez Lyonnaise des Eaux S.A.....................................................        4,101,003
                                                                                                        ------------
Total France Common Stocks.........................................................................       45,155,118
                                                                                                        ------------
GERMANY--1.58%
BANKS--1.58%
       10,511      Allianz AG......................................................................        3,896,314
                                                                                                        ------------
GREECE--0.24%
TELECOMMUNICATIONS--SERVICES--0.24%
       26,100      Hellenic Telecom................................................................          586,630
                                                                                                        ------------
HONG KONG--3.18%
BANKS--0.49%
      537,000      Bank of East Asia, Ltd..........................................................        1,215,384
                                                                                                        ------------
DIVERSIFIED INDUSTRIALS--0.72%
      127,300      Hutchison Whampoa Ltd...........................................................        1,771,139
                                                                                                        ------------
REAL ESTATE--0.98%
      125,000      Cheung Kong (Holdings) Ltd......................................................        1,470,654
      120,000      Sun Hung Kai Properties Ltd.....................................................          942,501
                                                                                                        ------------
                                                                                                           2,413,155
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--0.99%
      159,000      China Telecom Ltd.*.............................................................        1,264,106
       49,860      China Unicom Ltd., ADR*.........................................................        1,174,826
                                                                                                        ------------
                                                                                                           2,438,932
                                                                                                        ------------
Total Hong Kong Common Stocks......................................................................        7,838,610
                                                                                                        ------------
INDIA--0.34%
TELECOMMUNICATIONS--SERVICES--0.34%
       77,000      Videsh Sanchar Nigam Ltd., GDR..................................................          835,450
                                                                                                        ------------
IRELAND--0.21%
PHARMACEUTICALS--0.21%
        9,600      Elan Corp. PLC, ADR*............................................................          506,758
                                                                                                        ------------
ISRAEL--0.44%
BANKS--0.22%
      194,000      Bank Hapoalim Ltd...............................................................          552,117
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--0.22%
        7,400      Nice Systems Ltd., ADR(1)*......................................................          542,050
                                                                                                        ------------
Total Israel Common Stocks.........................................................................        1,094,167
                                                                                                        ------------
ITALY--4.19%
BANKS--1.14%
      166,206      San Paolo--IMI SPA..............................................................        2,818,622
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--0.81%
      155,766      Telecom Italia SPA(1)...........................................................        2,003,555
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONTINUED)
ITALY--(CONCLUDED)
LIFE ASSURANCE--0.60%
      117,399      Alleanza Assicurazioni..........................................................     $  1,463,275
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--1.64%
      427,441      Telecom Italia Mobilare SPA.....................................................        4,040,317
                                                                                                        ------------
Total Italy Common Stocks..........................................................................       10,325,769
                                                                                                        ------------
JAPAN--23.34%
AUTOMOBILES--1.35%
       74,000      Bridgestone Corp................................................................        1,696,768
       45,000      Honda Motor Co. Ltd.............................................................        1,641,063
                                                                                                        ------------
                                                                                                           3,337,831
                                                                                                        ------------
CHEMICALS--3.30%
      238,000      Asahi Chemical Industries Co. Ltd...............................................        1,514,555
       79,000      Shin Etsu Chemical Co. Ltd......................................................        3,961,344
      222,000      Sumitomo Bakelite Co. Ltd.(1)...................................................        2,651,411
                                                                                                        ------------
                                                                                                           8,127,310
                                                                                                        ------------
CONSTRUCTION & BUILDING MATERIALS--0.33%
      128,000      Daiwa House Industry Co. .......................................................          811,050
                                                                                                        ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--3.89%
       81,000      Canon Inc.......................................................................        3,603,774
       14,700      Mabuchi Motor Co. Ltd...........................................................        1,799,891
       23,700      Sony Corp.......................................................................        2,175,858
      124,000      Sumitomo Electric Industries Ltd................................................        2,005,525
                                                                                                        ------------
                                                                                                           9,585,048
                                                                                                        ------------
FOOD & DRUG RETAILERS--0.34%
       26,000      Familymart Co. Ltd..............................................................          853,353
                                                                                                        ------------
GENERAL RETAILERS--1.14%
       23,000      Ito-Yokado Co. Ltd..............................................................        1,369,285
       88,000      Marui Co. Ltd...................................................................        1,442,531
                                                                                                        ------------
                                                                                                           2,811,816
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--4.54%
      105,000      Fujitsu Ltd.....................................................................        2,948,443
      188,000      Hitachi Ltd.....................................................................        2,245,339
       17,300      Matsushita Communication Industrial Co. Ltd.....................................        2,003,100
       15,200      Rohm Co. Ltd....................................................................        3,984,137
                                                                                                        ------------
                                                                                                          11,181,019
                                                                                                        ------------
INSURANCE--0.22%
      120,000      Mitsui Marine & Fire............................................................          533,892
                                                                                                        ------------
LEISURE, ENTERTAINMENT & HOTELS--0.44%
       38,000      Namco Ltd.......................................................................        1,077,449
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--1.40%
       34,000      Fuji Photo Film Co. Ltd.........................................................        1,261,613
      216,000      Toppan Printing Co..............................................................        2,185,896
                                                                                                        ------------
                                                                                                           3,447,509
                                                                                                        ------------
PERSONAL CARE & HOUSEHOLD PRODUCTS--1.04%
       87,000      Kao Corp........................................................................        2,569,905
                                                                                                        ------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

JAPAN--(CONCLUDED)
PHARMACEUTICALS--1.95%
       47,000      Taisho Pharmaceutical Co........................................................     $  1,581,164
       69,000      Yamanouchi Pharmaceutical Co....................................................        3,233,442
                                                                                                        ------------
                                                                                                           4,814,606
                                                                                                        ------------
SOFTWARE & COMPUTER SERVICES--0.76%
       61,000      MKC-STAT Corp...................................................................        1,018,289
        7,000      Trend Micro Inc.................................................................          855,176
                                                                                                        ------------
                                                                                                           1,873,465
                                                                                                        ------------
SUPPORT SERVICES--0.95%
       15,800      Benesse Corp....................................................................          792,269
       25,000      Secom Co. Ltd.(1)...............................................................        1,556,730
                                                                                                        ------------
                                                                                                           2,348,999
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--1.69%
          166      NTT Mobile Communication Network................................................        4,161,918
                                                                                                        ------------
Total Japan Common Stocks..........................................................................       57,535,170
                                                                                                        ------------
KOREA--0.56%
ELECTRONIC & ELECTRICAL EQUIPMENT--0.56%
        9,600      Samsung Electronics, GDR+.......................................................        1,375,200
                                                                                                        ------------
MEXICO--1.97%
DIVERSIFIED INDUSTRIAL--0.13%
      124,000      Alfa, S.A. de C.V., Series A....................................................          325,689
                                                                                                        ------------
GENERAL RETAILERS--0.32%
      336,000      Wal-Mart de Mexico S.A. de C.V., Series V*......................................          774,888
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--0.30%
       11,300      Grupo Televisa S.A. de C.V., ADR*...............................................          730,262
                                                                                                        ------------
SPECIALTY & OTHER FINANCE--0.33%
      170,000      Grupo Financiero Banamex........................................................          814,969
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--0.89%
       41,800      Telefonos de Mexico, S.A. de C.V., ADR..........................................        2,199,725
                                                                                                        ------------
Total Mexico Common Stocks.........................................................................        4,845,533
                                                                                                        ------------
NETHERLANDS--4.62%
BANKS--0.65%
       24,035      ING Groep N.V...................................................................        1,606,791
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--3.97%
      268,340      Elsevier N.V....................................................................        2,971,614
      124,501      VNU N.V.........................................................................        6,807,129
                                                                                                        ------------
                                                                                                           9,778,743
                                                                                                        ------------
Total Netherlands Common Stocks....................................................................       11,385,534
                                                                                                        ------------
POLAND--0.27%
OIL & GAS--0.27%
       71,000      Polski Koncern Naftowy Orlen S.A., GDR+.........................................          670,950
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONCLUDED)
SINGAPORE--1.12%
BANKS--0.88%
       90,000      DBS Group Holdings Ltd..........................................................     $  1,084,994
      260,000      Overseas Union Bank Ltd.........................................................        1,094,800
                                                                                                        ------------
                                                                                                           2,179,794
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--0.24%
      426,500      Singapore Telecommunication Ltd.................................................          590,431
                                                                                                        ------------
Total Singapore Common Stocks......................................................................        2,770,225
                                                                                                        ------------
SOUTH AFRICA--0.23%
BANKS--0.08%
      375,100      BoE Ltd.........................................................................          210,185
                                                                                                        ------------
SOFTWARE & COMPUTER SERVICES--0.15%
      480,000      Softline Ltd*...................................................................          362,069
                                                                                                        ------------
Total South Africa Common Stocks...................................................................          572,254
                                                                                                        ------------
SPAIN--5.06%
BANKS--2.40%
      204,939      Banco Bilbao Vizcaya Argenta....................................................        2,962,704
      286,698      Banco Santander Central Hispanormer.............................................        2,959,709
                                                                                                        ------------
                                                                                                           5,922,413
                                                                                                        ------------
SOFTWARE & COMPUTER SERVICES--0.68%
      151,389      Amadeus Global Travel Distribution S.A.*........................................        1,679,297
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--1.98%
      231,655      Telefonica S.A.*................................................................        4,873,115
                                                                                                        ------------
Total Spain Common Stocks..........................................................................       12,474,825
                                                                                                        ------------
SWEDEN--4.23%
BANKS--0.77%
      124,000      Forenings Sparbanken AB.........................................................        1,893,130
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--2.96%
      374,000      Ericsson LM B Shares*...........................................................        7,300,545
                                                                                                        ------------
SUPPORT SERVICES--0.50%
       57,000      Securitas AB....................................................................        1,243,184
                                                                                                        ------------
Total Sweden Common Stocks.........................................................................       10,436,859
                                                                                                        ------------
SWITZERLAND--0.82%
CONSTRUCTION & BUILDING MATERIALS--0.82%
        1,740      Holderbank Financiere Glarus AG.................................................        2,023,377
                                                                                                        ------------
TAIWAN--0.10%
ELECTRONIC & ELECTRICAL EQUIPMENT--0.10%
       20,761      Compal Electronics Inc., GDR....................................................          243,942
                                                                                                        ------------
UNITED KINGDOM--18.39%
AEROSPACE & DEFENSE--0.57%
      102,771      Smiths Industries PLC...........................................................        1,409,216
                                                                                                        ------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

UNITED KINGDOM--(CONCLUDED)
AUTOMOBILES--0.49%
       95,000      GKN PLC.........................................................................     $  1,216,527
                                                                                                        ------------
BANKS--1.12%
      204,000      HSBC Holdings...................................................................        2,762,132
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--1.54%
      235,000      Marconi PLC.....................................................................        3,794,645
                                                                                                        ------------
LEISURE, ENTERTAINMENT & HOTELS--0.44%
      321,000      Hilton Group PLC................................................................        1,082,365
                                                                                                        ------------
LIFE ASSURANCE--1.11%
      200,000      Prudential PLC..................................................................        2,730,451
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--0.55%
      100,000      WPP Group PLC...................................................................        1,356,983
                                                                                                        ------------
OIL & GAS--1.57%
      169,000      BP Amoco PLC....................................................................        1,479,059
      296,000      Shell Transportation & Trading Co...............................................        2,377,621
                                                                                                        ------------
                                                                                                           3,856,680
                                                                                                        ------------
PHARMACEUTICAL--3.25%
       34,000      AstraZeneca Group PLC...........................................................        1,465,392
      174,000      Glaxo Wellcome PLC..............................................................        5,011,742
      119,000      Smithkline Beecham..............................................................        1,533,668
                                                                                                        ------------
                                                                                                           8,010,802
                                                                                                        ------------
SOFTWARE & COMPUTER SERVICES--1.60%
      325,000      Sage Group PLC..................................................................        2,722,583
       80,000      Sema Group PLC..................................................................        1,209,671
                                                                                                        ------------
                                                                                                           3,932,254
                                                                                                        ------------
SPECIALTY & OTHER FINANCE--1.39%
      161,000      3I Group PLC....................................................................        3,426,102
                                                                                                        ------------
TELECOMMUNICATIONS--SERVICES--4.76%
      135,000      Cable & Wireless PLC............................................................        2,350,856
    2,122,265      Vodafone Group PLC..............................................................        9,382,264
                                                                                                        ------------
                                                                                                          11,733,120
                                                                                                        ------------
Total United Kingdom Common Stocks.................................................................       45,311,277
                                                                                                        ------------
Total Common Stocks (cost--$192,028,739)...........................................................      231,895,063
                                                                                                        ------------

PREFERRED STOCKS--0.96%
BRAZIL--0.44%
TELECOMMUNICATIONS--SERVICES--0.44%
       50,000      Embratel Participacoes S.A., ADR................................................        1,075,000
                                                                                                        ------------
JAPAN--0.52%
BANKS--0.52%
  150,000,000      Sanwa International Finance.....................................................        1,285,499
                                                                                                        ------------
Total Preferred Stocks (cost--$2,499,342)..........................................................        2,360,499
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

 PRINCIPAL
  AMOUNT                                                                                MATURITY    INTEREST
   (000)                                                                                  DATE        RATE       VALUE
-----------                                                                           ------------  --------  ------------
REPURCHASE AGREEMENT--2.93%
$     7,214  Repurchase Agreement dated 07/31/00 with State Street Bank & Trust Co., collateralized by $2,122,183 U.S. Treasury Notes, 6.625% due
               03/31/02; (value--$2,175,237) and $4,030,928 U.S. Treasury Bonds,
               8.125% due 08/15/19; (value--$5,184,782); proceeds: $7,215,052
               (cost--$7,214,000)...................................................    08/01/00     5.250%   $  7,214,000
                                                                                                              ------------
                                                                                                               241,469,562
Total Investments (cost--$201,742,081)--97.98%......................................
                                                                                                                 4,982,396
Other assets in excess of liabilities--2.02%........................................
                                                                                                              ------------
Net Assets--100.00%.................................................................                          $246,451,958
                                                                                                              ============

-----------------

*      Non-Income producing security.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
ADR    American Depositary Receipt.
GDR    Global Depositary Receipt.
(1)    Security, or portion thereof, was on loan at July 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 2000

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--89.50%
ARGENTINA--1.29%
ALCOHOLIC BEVERAGES--0.20%
      15,400       Quilmes Industrial Quinsa S.A., ADR........................................      $   165,550
                                                                                                    -----------
DIVERSIFIED INDUSTRIALS--0.25%
      11,751       P C Holdings...............................................................          202,705
                                                                                                    -----------
FINANCIAL SERVICES--0.14%
       6,728       Grupo Financiero Galicia S.A., ADR, Class B(1)*............................          119,001
                                                                                                    -----------
TELECOMMUNICATIONS--0.70%
     112,000       Telecom Argentina Stet-Fran Tel S.A., Class B..............................          573,543
                                                                                                    -----------
Total Argentina Common Stocks.................................................................        1,060,799
                                                                                                    -----------
BRAZIL--4.23%
BASIC MATERIALS--0.33%
      12,700       Aracruz Celulose S.A., ADR.................................................          273,844
                                                                                                    -----------
FOOD STORES--0.61%
      15,800       Companhia Brasileira de Distribucion.......................................          498,687
                                                                                                    -----------
OIL & GAS--0.26%
      18,300       Ultrapar Participacoes S.A. ...............................................          215,025
                                                                                                    -----------
TELECOMMUNICATIONS--3.03%
       5,000       Brasil Telecom Participacoes S.A., ADR.....................................          360,000
      43,700       Embratel Participacoes S.A., ADR...........................................          939,550
      43,555       Tele Norte Leste Participacoes.............................................        1,042,598
       5,000       Telecomunicacoes Brasileiras S.A. (Telebras), ADR*.........................                0
       4,000       Telesp Celular Participacoes S.A., ADR.....................................          150,750
                                                                                                    -----------
                                                                                                      2,492,898
                                                                                                    -----------
Total Brazil Common Stocks....................................................................        3,480,454
                                                                                                    -----------
CHILE--2.03%
BANKS--0.35%
      16,700       Banco Santiago.............................................................          287,031
                                                                                                    -----------
BREWERIES, PUBS, & RESTAURANTS--0.45%
      17,000       Compania Cervecerias Unidas S.A., ADS(1)...................................          374,000
                                                                                                    -----------
DIVERSIFIED INDUSTRIALS--0.06%
       6,100       Quinenco S.A., ADR.........................................................           51,469
                                                                                                    -----------
ELECTRICITY--0.48%
      11,218       Enersis S.A., ADR..........................................................          218,050
      13,100       Gener S.A., ADR............................................................          173,575
                                                                                                    -----------
                                                                                                        391,625
                                                                                                    -----------
RETAILERS, FOOD--0.25%
      12,200       Distribucion Y Servicio D&S, ADS...........................................          202,825
                                                                                                    -----------
TELECOMMUNICATIONS--0.44%
      23,850       Compania de Telecomunicaciones de Chile S.A., ADR..........................          357,750
                                                                                                    -----------
Total Chile Common Stocks.....................................................................        1,664,700
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
CHINA--0.53%
ELECTRICITY & GAS--0.53%
       3,000       Huaneng Power International, Inc., ADR.....................................      $    49,875
     116,000       Huaneng Power International, Inc., Class H.................................           47,971
   1,468,000       PetroChina Co., Ltd., Class H*.............................................          335,074
                                                                                                    -----------
Total China Common Stocks.....................................................................          432,920
                                                                                                    -----------
CZECH REPUBLIC--0.50%
BANKS--0.00%
           1       Komercni Banka A.S.*.......................................................                8
                                                                                                    -----------
UTILITIES--0.50%
      64,000       Cez*.......................................................................          191,070
      12,100       Cesky Telecom..............................................................          218,931
                                                                                                    -----------
                                                                                                        410,001
                                                                                                    -----------
Total Czech Republic Common Stocks............................................................          410,009
                                                                                                    -----------
EGYPT--0.39%
TELECOMMUNICATIONS--0.39%
       6,700       Mobinil*...................................................................          192,877
      16,900       Orascom Telecommunication S.A.E., GDR*.....................................          131,820
                                                                                                    -----------
Total Egypt Common Stocks.....................................................................          324,697
                                                                                                    -----------
GREECE--1.98%
BANKS--0.76%
      10,066       Alpha Credit Bank..........................................................          376,155
       6,373       National Bank of Greece....................................................          250,409
                                                                                                    -----------
                                                                                                        626,564
                                                                                                    -----------
TELECOMMUNICATIONS--1.22%
      37,180       Hellenic Telecom Organization..............................................          835,666
       8,260       Stet Hellas Telecommunications(1)*.........................................          167,265
                                                                                                    -----------
                                                                                                      1,002,931
                                                                                                    -----------
Total Greece Common Stocks....................................................................        1,629,495
                                                                                                    -----------
HONG KONG--6.84%
COMMERCE/INDUSTRIAL--0.10%
      15,000       Citic Pacific Ltd. ........................................................           80,017
                                                                                                    -----------
ELECTRICAL APPLIANCES--1.08%
     701,000       Founder Holdings Ltd.*.....................................................          350,572
     479,000       Legend Holdings Ltd. ......................................................          540,521
                                                                                                    -----------
                                                                                                        891,093
                                                                                                    -----------
FINANCIAL SERVICES--0.15%
      12,000       Hang Seng Bank Ltd. .......................................................          124,256
                                                                                                    -----------
REAL ESTATE--0.46%
      14,000       Cheung Kong (Holdings) Ltd. ...............................................          164,713
     150,000       China Resources Enterprises Ltd. ..........................................          216,391
                                                                                                    -----------
                                                                                                        381,104
                                                                                                    -----------
TELECOMMUNICATIONS--5.05%
     269,000       China Mobile Ltd.*.........................................................        2,138,644

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
HONG KONG--(CONCLUDED)
TELECOMMUNICATIONS--(CONCLUDED)
     867,000       China Unicom Ltd.*.........................................................      $ 2,006,738
                                                                                                    -----------
                                                                                                      4,145,382
                                                                                                    -----------
Total Hong Kong Common Stocks.................................................................        5,621,852
                                                                                                    -----------
HUNGARY--1.45%
BANKS--0.38%
       6,084       OTP Bank, GDS..............................................................          313,326
                                                                                                    -----------
CHEMICALS--0.09%
       2,180       Borsodchem RT., GDR........................................................           69,433
                                                                                                    -----------
OIL--0.20%
      12,200       Magyar Olaj-Es Gazipare Reszvnytaras Ag., Series "A".......................          162,260
                                                                                                    -----------
TELECOMMUNICATIONS--0.78%
      19,410       Matav RT, ADS, Series "B"..................................................          644,169
                                                                                                    -----------
Total Hungary Common Stocks...................................................................        1,189,188
                                                                                                    -----------
INDIA--6.16%
BANKS--0.30%
      47,000       HDFC Bank..................................................................          243,138
                                                                                                    -----------
CONSTRUCTION/BUILDING MATERIALS--0.07%
      24,250       Associated Cement Compania Ltd. ...........................................           58,189
                                                                                                    -----------
DIVERSIFIED INDUSTRIALS--0.12%
      22,000       Larsen & Toubro............................................................           95,643
                                                                                                    -----------
HOUSEHOLD GOODS & TEXTILES--0.90%
     137,000       Hindustan Lever Ltd.*......................................................          736,242
       1,000       Reliance Industries Ltd. ..................................................            7,501
                                                                                                    -----------
                                                                                                        743,743
                                                                                                    -----------
OIL, INTEGRATED--0.27%
      55,600       Bharat Petrol Corp. Ltd. ..................................................          223,326
                                                                                                    -----------
PHARMACEUTICALS--0.48%
      32,100       Ranbaxy Laboratories Ltd. .................................................          396,743
                                                                                                    -----------
SUPPORT SERVICES--2.93%
      13,500       Infosys Technologies.......................................................        2,038,021
       6,700       Satyam Computer Services Ltd. .............................................          365,845
                                                                                                    -----------
                                                                                                      2,403,866
                                                                                                    -----------
TELECOMMUNICATIONS--1.09%
      84,000       Mahanagar Tele Nigam.......................................................          322,295
      13,000       Videsh Sanchar Nigam Ltd. .................................................          246,033
      13,000       Videsh Sanchar Nigam Ltd., GDR.............................................          141,050
      19,000       Zee Telefilms Ltd.*........................................................          184,623
                                                                                                    -----------
                                                                                                        894,001
                                                                                                    -----------
TRANSPORTATION--0.00%
          10       GESCO Corp. Ltd.*..........................................................                3
          90       Great Eastern Ship.........................................................               35
                                                                                                    -----------
                                                                                                             38
                                                                                                    -----------
Total India Common Stocks.....................................................................        5,058,687
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

INDONESIA--0.69%
FOODS--0.45%
     174,000       H M Sampoerna..............................................................      $   261,000
     237,000       P.T. Indofoods Sukses Makmur*..............................................          114,506
                                                                                                    -----------
                                                                                                        375,506
                                                                                                    -----------
TELECOMMUNICATIONS--0.24%
     569,620       Telekomunikasi Indonesia...................................................          196,167
                                                                                                    -----------
Total Indonesia Common Stocks.................................................................          571,673
                                                                                                    -----------
ISRAEL--5.70%
BANKS--2.02%
     441,680       Bank Hapoalim B.M. ........................................................        1,257,006
     199,030       BkLeumiLe-Israel B.M. .....................................................          403,413
                                                                                                    -----------
                                                                                                      1,660,419
                                                                                                    -----------
COMPUTER HARDWARE--0.07%
       5,500       Scitex Corp. Ltd.*.........................................................           58,781
                                                                                                    -----------
COMPUTER SOFTWARE--1.50%
      10,640       Check Point Software Tech Ltd.*............................................        1,234,240
                                                                                                    -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.26%
       2,890       Nice Systems Ltd.*.........................................................          211,693
                                                                                                    -----------
PHARMACEUTICALS--1.05%
      14,260       Teva Pharmaceutical Industries Ltd., ADR...................................          866,295
                                                                                                    -----------
RETAILERS, FOOD--0.23%
      18,134       Blue Square-Israel Ltd., ADS(1)............................................          191,540
                                                                                                    -----------
TELECOMMUNICATIONS--0.57%
       8,080       ECI Telecommunications Ltd.(1).............................................          287,850
       2,200       Gilat Satellite Networks Ltd.*.............................................          176,000
                                                                                                    -----------
                                                                                                        463,850
                                                                                                    -----------
Total Israel Common Stocks....................................................................        4,686,818
                                                                                                    -----------
KOREA--11.73%
BANKS--1.52%
      58,349       Kookmin Bank...............................................................          692,298
      55,230       Shinhan Bank...............................................................          558,853
                                                                                                    -----------
                                                                                                      1,251,151
                                                                                                    -----------
COMMUNICATIONS--1.73%
       5,400       SK Telecom Co. Ltd. .......................................................        1,344,258
      12,009       Turbo Tek Co. Ltd. ........................................................           78,823
                                                                                                    -----------
                                                                                                      1,423,081
                                                                                                    -----------
ELECTRICAL APPLIANCES--4.16%
      26,000       Hyundai Electronics........................................................          405,104
      11,408       Samsung Electronics Co. ...................................................        3,013,531
                                                                                                    -----------
                                                                                                      3,418,635
                                                                                                    -----------
ELECTRICITY & GAS--2.03%
      57,720       Korea Electric Power Corp. ................................................        1,664,279
                                                                                                    -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
KOREA--(CONCLUDED)
TELECOMMUNICATIONS--2.29%
      26,300       Korea Telecom..............................................................      $ 1,879,329
                                                                                                    -----------
Total Korea Common Stocks.....................................................................        9,636,475
                                                                                                    -----------
MALAYSIA--3.89%
BANKS--0.50%
     111,000       Malayan Banking Berhad.....................................................          411,868
                                                                                                    -----------
COMMERCE/INDUSTRIAL--0.53%
     131,000       AMMB Holdings Berhad.......................................................          430,921
                                                                                                    -----------
COMMUNICATIONS--0.11%
      54,000       Digi.com Berhad*...........................................................           86,684
                                                                                                    -----------
CONSTRUCTION--0.40%
     161,000       United Engineers (Malaysia) Ltd. Berhad....................................          330,474
                                                                                                    -----------
ELECTRICITY & GAS--1.07%
     257,000       Tenaga Nasional Berhad.....................................................          879,211
                                                                                                    -----------
SERVICES--0.49%
     108,000       Genting Berhad.............................................................          338,210
      30,000       Resorts World Berhad.......................................................           67,895
                                                                                                    -----------
                                                                                                        406,105
                                                                                                    -----------
TELECOMMUNICATIONS--0.79%
     207,000       Telekom Malaysia Berhad....................................................          648,237
                                                                                                    -----------
Total Malaysia Common Stocks..................................................................        3,193,500
                                                                                                    -----------
MEXICO--10.60%
ALCOHOLIC BEVERAGES--0.26%
      94,500       Grupo Modelo S.A. de CV....................................................          218,946
                                                                                                    -----------
BANKS--0.85%
     145,100       Grupo Financiero Banamex Accival, Series B*................................          695,600
                                                                                                    -----------
BREWERIES, PUBS, & RESTAURANTS--0.86%
     170,400       Fomento Economico Mexica S.A. de C.V., Series B and 4 Units Series D.......          704,087
                                                                                                    -----------
CONSTRUCTION--0.23%
     128,000       Consorico ARA S.A. de C.V.*................................................          188,597
                                                                                                    -----------
CONSTRUCTION/BUILDING MATERIALS--0.94%
     165,820       Cemex S.A. ................................................................          777,226
                                                                                                    -----------
MEDIA--1.53%
      19,500       Grupo Televisa, S.A. de C.V., GDS*.........................................        1,260,188
                                                                                                    -----------
PAPER, PACKAGING & PRINTING--0.73%
     206,750       Kimberly-Clark de Mexico S.A. de C.V. .....................................          599,323
                                                                                                    -----------
RETAILERS, GENERAL--1.10%
     405,000       Wal-Mart de Mexico S.A. de C.V., Series C*.................................          901,586
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

MEXICO--(CONCLUDED)
TELECOMMUNICATIONS--4.10%
      64,000       Telefonos de Mexico, S.A. de C.V., ADR.....................................      $ 3,368,000
                                                                                                    -----------
Total Mexico Common Stocks....................................................................        8,713,553
                                                                                                    -----------
PERU--0.31%
BANKS--0.21%
      21,500       Credicorp Ltd., ADR........................................................          169,312
                                                                                                    -----------
MINING--0.10%
       5,100       Compania De Minas Buenaventura S.A., ADS...................................           84,150
                                                                                                    -----------
Total Peru Common Stocks......................................................................          253,462
                                                                                                    -----------
PHILIPPINES--0.33%
ELECTRICITY & GAS--0.09%
      56,424       Manila Electric Co., Class B...............................................           72,805
                                                                                                    -----------
TELECOMMUNICATIONS--0.24%
      13,580       Philippine Long Distance Telephone Co. ....................................          202,416
                                                                                                    -----------
Total Philippines Common Stocks...............................................................          275,221
                                                                                                    -----------
POLAND--1.63%
BANKS--0.41%
       5,500       BRE Bank S.A. .............................................................          172,439
       7,400       Powszechny Bank Kredytowy S.A., GDR........................................          169,090
                                                                                                    -----------
                                                                                                        341,529
                                                                                                    -----------
DIVERSIFIED HOLDINGS COMPANIES--0.62%
      45,590       Elektrim...................................................................          509,738
                                                                                                    -----------
METALS & MINING--0.33%
      20,620       KGHM Polska Miedz S.A. ....................................................          271,153
                                                                                                    -----------
TELECOMMUNICATIONS--0.27%
      31,000       Telekomunika Polska S.A., GDR..............................................          221,650
                                                                                                    -----------
Total Poland Common Stocks....................................................................        1,344,070
                                                                                                    -----------
RUSSIA--3.64%
OIL & GAS--2.80%
      35,150       Gazprom, ADR...............................................................          223,202
      23,805       Lukoil Holding, ADR........................................................        1,266,426
      54,050       Surgutneftegaz, ADR(1).....................................................          816,155
                                                                                                    -----------
                                                                                                      2,305,783
                                                                                                    -----------
TELECOMMUNICATIONS--0.48%
      10,029       Mobile Telesystems, ADR*...................................................          228,160
      11,600       Rostelecom, ADR............................................................          164,575
                                                                                                    -----------
                                                                                                        392,735
                                                                                                    -----------
UTILITIES--0.36%
      20,980       Unified Energy Systems.....................................................          293,720
                                                                                                    -----------
Total Russia Common Stocks....................................................................        2,992,238
                                                                                                    -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
SOUTH AFRICA--6.27%
BANKS--0.78%
     260,400       African Bank Investments Ltd.*.............................................      $   304,922
      91,672       Amalgamated Bank of South Africa Group Ltd. ...............................          331,916
                                                                                                    -----------
                                                                                                        636,838
                                                                                                    -----------
DIVERSIFIED INDUSTRIALS--0.30%
      41,032       Barlow Ltd. ...............................................................          247,607
                                                                                                    -----------
FINANCIAL SERVICES--0.45%
     369,475       FirstRand Ltd. ............................................................          372,660
                                                                                                    -----------
HOUSEHOLD GOODS & TEXTILES--0.46%
     572,691       Profurn....................................................................          378,503
                                                                                                    -----------
INSURANCE--0.47%
     322,465       Sanlam Ltd. ...............................................................          386,865
                                                                                                    -----------
MINING--0.97%
      21,900       Anglo American Platinum....................................................          648,189
      11,000       Johnnic Holdings Ltd. .....................................................          150,144
                                                                                                    -----------
                                                                                                        798,333
                                                                                                    -----------
OIL EXPLORATION & PRODUCTION--0.66%
      86,360       Sasol Ltd. ................................................................          545,954
                                                                                                    -----------
OTHER FINANCIAL--0.19%
      33,100       Fedsure Holdings Ltd. .....................................................          152,422
                                                                                                    -----------
PAPER, PACKAGING & PRINTING--0.90%
     117,100       Nampak Ltd. ...............................................................          216,198
      63,200       Sappi......................................................................          519,402
                                                                                                    -----------
                                                                                                        735,600
                                                                                                    -----------
RETAILERS, GENERAL--0.04%
     131,964       LA Retail Stores Ltd. .....................................................           32,233
                                                                                                    -----------
TELECOMMUNICATIONS--1.05%
     100,825       Dimension Data Holdings PLC(1)*............................................          864,835
                                                                                                    -----------
Total South Africa Common Stocks..............................................................        5,151,850
                                                                                                    -----------
TAIWAN--13.03%
CHEMICALS--1.09%
     444,637       Nan Ya Plastic.............................................................          896,157
                                                                                                    -----------
ELECTRICAL APPLIANCES--9.83%
     163,200       Acer Communications & Multimedia Inc. .....................................          457,865
     259,200       Compeq Manufacturing Co. Ltd. .............................................        1,512,906
      13,080       Cosmo Electronics Corp. ...................................................           27,839
     170,700       DBTEL Inc. ................................................................          308,262
     192,240       Macronix International Co. Ltd. ...........................................          399,854
      70,000       Realtek Semiconductor Corp. ...............................................          435,666
     127,680       Siliconware Precision Industries Co. ......................................          216,163
     441,600       Taiwan Semiconductor Manufacturing Co. ....................................        1,808,552
     725,200       United Microelectronics Corp. .............................................        1,753,950
      35,000       Via Technologies Inc. .....................................................          579,007

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

TAIWAN--(CONTINUED)
ELECTRICAL APPLIANCES--(CONCLUDED)
     234,120       Winbond Electronics Corp. .................................................      $   577,561
                                                                                                    -----------
                                                                                                      8,077,625
                                                                                                    -----------
MACHINERY/ENGINE SERVICES--0.38%
      40,300       Hon Hai Precision..........................................................          313,199
                                                                                                    -----------
MISCELLANEOUS FINANCIAL--0.37%
     290,000       Yuanta Securities Co. .....................................................          306,740
                                                                                                    -----------
MISCELLANEOUS MANUFACTURING--0.64%
      75,600       Ambit Microsystems Corp. ..................................................          526,591
                                                                                                    -----------
PRECISION MACHINEY--0.35%
      89,988       Wintek Corp. ..............................................................          284,386
                                                                                                    -----------
TELECOMMUNICATIONS--0.37%
      99,600       Systex Corp. ..............................................................          300,310
                                                                                                    -----------
Total Taiwan Common Stocks....................................................................       10,705,008
                                                                                                    -----------
THAILAND--1.33%
BANKS--0.11%
     156,000       Thai Farmers Bank Public Co. Ltd.(1)*......................................           90,610
                                                                                                    -----------
COMMUNICATIONS--0.35%
     422,000       TelecomAsia Corporation Public Co. Ltd.*...................................          285,963
                                                                                                    -----------
CONSTRUCTION--0.28%
      18,500       Siam Cement Co.*...........................................................          229,235
                                                                                                    -----------
TELECOMMUNICATIONS--0.59%
      43,600       Advanced Info Services Public Co. Ltd.*....................................          485,383
                                                                                                    -----------
Total Thailand Common Stocks..................................................................        1,091,191
                                                                                                    -----------
TURKEY--4.43%
BANKS--2.39%
  28,794,800       Akbank T.A.S. .............................................................          203,945
  25,142,500       Turkiye Is Bankasi (Isbank)................................................          514,445
  38,264,950       Turkyie Garanti Bankasi....................................................          433,631
  77,261,021       Yapi Ve Kredi Bankasi A.S. ................................................          814,746
                                                                                                    -----------
                                                                                                      1,966,767
                                                                                                    -----------
BREWERIES, PUBS AND RESTAURANTS--0.23%
   3,206,162       Anadolu Efes Biracilik ve Malt Sanayii A.S.*...............................          191,759
                                                                                                    -----------
CONSTRUCTION/BUILDING MATERIALS--0.06%
   3,538,000       Akcansa Cimento S.A. ......................................................           48,447
                                                                                                    -----------
DIVERSIFIED INDUSTRIALS--0.29%
   3,926,160       KOC Holding................................................................          234,822
                                                                                                    -----------
ELECTRICAL EQUIPMENT--0.29%
   1,111,600       Vestel Electronic Sanayi ve Ticaret*.......................................          236,194
                                                                                                    -----------
FINANCIAL INSTITUTIONS/SERVICES--0.22%
  16,713,591       Haci Omer Sabanci..........................................................          176,251
                                                                                                    -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONCLUDED)
TURKEY--(CONCLUDED)
HOUSEHOLD GOODS & TEXTILES--0.20%
   4,305,500       Arcelik A.S. ..............................................................      $   160,944
                                                                                                    -----------
MEDIA--0.21%
   7,757,225       Dogan Yayin Holding A.S. ..................................................          107,443
   6,430,522       Hurriyet Gazete............................................................           67,812
                                                                                                    -----------
                                                                                                        175,255
                                                                                                    -----------
RETAIL TRADE--0.38%
   1,906,506       Migros Turk T.A.S. ........................................................          315,075
                                                                                                    -----------
STEEL & OTHER MATERIALS--0.16%
   3,681,000       Eregli Demir Celik.........................................................          131,806
                                                                                                    -----------
Total Turkey Common Stocks....................................................................        3,637,320
                                                                                                    -----------
ZIMBABWE--0.52%
TELECOMMUNICATIONS--0.52%
   1,092,000       Econet Wireless Holding*...................................................          427,676
                                                                                                    -----------
Total Common Stocks (cost--$71,844,347).......................................................       73,552,856
                                                                                                    -----------
PREFERRED STOCKS--6.75%
BRAZIL--6.75%
BANKS/RETAIL--2.41%
  96,155,131       Banco Bradesco S.A. .......................................................          836,956
   2,940,000       Banco Itau S.A. ...........................................................          274,107
      31,300       Companhia Vale Do Rio Doce "A".............................................          867,583
                                                                                                    -----------
                                                                                                      1,978,646
                                                                                                    -----------
BREWERIES, PUBS, & RESTAURANTS--0.49%
     382,000       Companhia Cervejaria Brahma................................................          402,445
                                                                                                    -----------
BUILDING MATERIALS & MERCHANTS--0.27%
   1,380,000       Companhia Cimento Portland Itau............................................          221,578
                                                                                                    -----------
ELECTRICITY--0.83%
      49,600       Companhia Paranaense de Energia Copel, ADR.................................          461,900
   3,309,030       Eletropaulo Electricidade Sao Paulo........................................          224,641
                                                                                                    -----------
                                                                                                        686,541
                                                                                                    -----------
OIL EXPLORATION & PRODUCTION--1.34%
      36,190       Petrol Brasileiro-Petrobras................................................          954,600

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

BRAZIL--(CONCLUDED)
OIL EXPLORATION & PRODUCTION--(CONCLUDED)

       5,600       Petrol Brasileiros.........................................................      $   146,389
                                                                                                    -----------
                                                                                                      1,100,989
                                                                                                    -----------
TELECOMMUNICATIONS--1.41%
  43,550,000       Tele Centro Sul Pa.........................................................          626,384
  35,672,527       Telesp Cellular Participacoes..............................................          532,576
           1       Telesp Tel Sao Paulo.......................................................                0
                                                                                                    -----------
                                                                                                      1,158,960
                                                                                                    -----------
Total Preferred Stocks (cost--$3,904,531).....................................................        5,549,159
                                                                                                    -----------
 NUMBER OF
 WARRANTS/
   RIGHTS
---------------

WARRANTS--0.27%
MEXICO--0.01%
CONSTRUCTION/BUILDING MATERIALS--0.01%
      12,000       Cemex Appreciation*........................................................            3,363
                                                                                                    -----------
SWITZERLAND--0.26%
BANKS--0.26%
       3,000       UBS AG.....................................................................          214,380
                                                                                                    -----------
Total Warrants (cost--$255,945)...............................................................          217,743
                                                                                                    -----------

RIGHTS--0.15%
BRAZIL--0.00%
BANKS/RETAIL--0.00%
      11,000       Companhia Vale do Rio Doce.................................................                0
                                                                                                    -----------
SWITZERLAND--0.15%
BANKS--0.15%
      33,000       UBS AG.....................................................................          124,509
                                                                                                    -----------
THAILAND--0.00%
COMMUNICATIONS--0.00%
     133,263       TelecomAsia Corporation Public Co. Ltd.*...................................                0
                                                                                                    -----------
Total Rights (cost--$96,388)..................................................................          124,509
                                                                                                    -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

 PRINCIPAL
  AMOUNT                                                                           MATURITY    INTEREST
   (000)                                                                             DATE        RATE       VALUE
-----------                                                                      ------------  --------  ------------
REPURCHASE AGREEMENT--0.68%
$       558  Repurchase Agreement dated 07/31/00 with State Street Bank &
               Trust Company, collateralized by $164,150 U.S. Treasury Notes,
               6.625% due 03/31/02; (value--$168,254) and $311,791 U.S.
               Treasury Bonds, 8.125% due 08/15/19; (value--$401,041);
               proceeds: $558,081 (cost--$558,000).............................    08/01/00     5.250%   $   558,000
                                                                                                         -----------
                                                                                                          80,002,267
Total Investments (cost--$76,659,211)--97.35%..................................
                                                                                                           2,176,246
Other assets in excess of liabilities--2.65%...................................
                                                                                                         -----------
Net Assets--100.00%............................................................                          $82,178,513
                                                                                                         ===========

---------------

*      Non-income producing security.
ADR    American Depositary Receipt.
ADS    American Depositary Shares.
GDR    Global Depositary Receipt.
GDS    Global Depositary Shares.
(1)    Security, or a portion thereof, was on loan at July 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES                                JULY 31, 2000

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
ASSETS
Investments, at value
  (cost--$64,384,257; $330,884,058;
  $134,552,671; $286,383,170;
  $54,326,518; $105,539,516;
  $344,403,107; $304,876,461;
  $229,343,032; $202,529,663;
  $201,742,081; $76,659,211,
  respectively).........................  $64,384,257    $328,327,261   $131,946,358   $283,067,496
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $33,624,373;
  $18,710,750; $0; $9,073,875
  $28,786,800; $68,528,100; $18,674,100;
  $47,973,850; $5,729,750; $2,193,700,
  respectively).........................      --              --          33,624,373     18,710,750
Cash (including cash denominated in
  foreign currencies, at value).........      --              --                 731      1,013,088
Receivable for investments sold.........      --                3,260            110          2,748
Receivable for shares of beneficial
  interest sold.........................    1,512,782         110,435        107,910        174,319
Unrealized appreciation of forward
  foreign currency contracts............      --              --             --               9,963
Dividends and interest receivable.......      210,377       1,633,542      2,179,984      2,628,112
Receivable from investment adviser......        6,229         --             --             --
Variation margin receivable.............      --              --             --                 932
Unrealized appreciation on interest rate
  swaps.................................      --              --             --             314,857
Deferred organizational expenses........        1,025           1,025          1,025          1,025
Other assets............................       21,904          32,713         32,366         18,814
                                          -----------    ------------   ------------   ------------
Total assets............................   66,136,574     330,108,236    167,892,857    305,942,104
                                          -----------    ------------   ------------   ------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................      455,959         103,565         34,364         61,842
Dividends payable to shareholders.......      158,206         --             --             --
Payable to custodian....................      --               82,526        --             --
Payable for investments purchased.......      --          130,699,989        --          51,921,062
Payable for cash collateral for
  securities loaned.....................      --              --          33,624,373     18,710,750
Unrealized depreciation of forward
  foreign currency contracts............      --              --             --             115,062
Outstanding options written, at value
  (premium received--$0; $84,375; $0;
  $275,159; $0; $0; $0; $0; $0; $0; $0;
  $0, respectively).....................      --               77,700        --             151,394
Payable to affiliates...................      --              114,807         69,710        135,553
Accrued expenses and other
  liabilities...........................        1,652         111,628         62,051         98,716
                                          -----------    ------------   ------------   ------------
Total liabilities.......................      615,817     131,190,215     33,790,498     71,194,379
                                          -----------    ------------   ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--65,521,320;
  16,458,856; 11,347,462; 19,230,063;
  4,410,094; 9,445,090; 20,507,671;
  14,705,436; 16,034,793; 10,556,285;
  13,203,941; 6,869,421, respectively
  (unlimited amount authorized).........   65,521,320     203,803,263    138,976,267    248,479,090
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................      --            1,181,552        642,139        475,152
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, swaps, options
  and forward contracts denominated in
  foreign currency transactions.........         (563)     (3,516,672)    (2,909,734)   (11,306,390)
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, swaps,
  options written and forward contracts
  denominated in foreign currencies.....      --           (2,550,122)    (2,606,313)    (2,900,127)
                                          -----------    ------------   ------------   ------------
Net assets..............................  $65,520,757    $198,918,021   $134,102,359   $234,747,725
                                          ===========    ============   ============   ============
Net asset value, offering price and
  redemption value per share............  $      1.00    $      12.09   $      11.82   $      12.21
                                          ===========    ============   ============   ============

                                                                                                           PACE           PACE
                                             PACE           PACE           PACE            PACE        SMALL/MEDIUM   SMALL/MEDIUM
                                          MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY     COMPANY         COMPANY
                                         FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY   GROWTH EQUITY
                                         INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS     INVESTMENTS
                                         ------------   ------------   -------------   -------------   ------------   -------------
ASSETS
Investments, at value
  (cost--$64,384,257; $330,884,058;
  $134,552,671; $286,383,170;
  $54,326,518; $105,539,516;
  $344,403,107; $304,876,461;
  $229,343,032; $202,529,663;
  $201,742,081; $76,659,211,
  respectively)......................... $53,958,591    $ 99,518,950   $335,291,823    $436,401,239    $212,687,610   $316,589,197
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $33,624,373;
  $18,710,750; $0; $9,073,875
  $28,786,800; $68,528,100; $18,674,100;
  $47,973,850; $5,729,750; $2,193,700,
  respectively).........................     --            9,073,875     28,786,800      68,528,100     18,674,100      47,973,850
Cash (including cash denominated in
  foreign currencies, at value).........     --              172,970         32,936         --                 843             423
Receivable for investments sold.........     575,314         859,552      1,478,244       2,079,833      1,286,772       7,202,034
Receivable for shares of beneficial
  interest sold.........................      24,569          88,317        175,085         166,754        114,978         130,664
Unrealized appreciation of forward
  foreign currency contracts............     --              404,023        --              --             --              --
Dividends and interest receivable.......     824,948       1,603,698        303,098          45,860        120,739           6,152
Receivable from investment adviser......     --              --             --              --             --              --
Variation margin receivable.............     --              --             --              --             --              --
Unrealized appreciation on interest rate
  swaps.................................     --              --             --              --             --              --
Deferred organizational expenses........       1,025           1,025          1,025           1,025          1,025           1,025
Other assets............................      15,690          17,958         46,443          48,711         66,167          60,023
                                         -----------    ------------   ------------    ------------    ------------   ------------
Total assets............................  55,400,137     111,740,368    366,115,454     507,271,522    232,952,234     371,963,368
                                         -----------    ------------   ------------    ------------    ------------   ------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................     103,206          47,038        111,422         145,262         99,013         118,601
Dividends payable to shareholders.......     --              --             --              --             --              --
Payable to custodian....................     --              --             --              733,188        --              --
Payable for investments purchased.......   1,629,457       1,306,383      1,538,295         621,687        154,954       3,956,880
Payable for cash collateral for
  securities loaned.....................     --            9,073,875     28,786,800      68,528,100     18,674,100      47,973,850
Unrealized depreciation of forward
  foreign currency contracts............     --              396,458        --              --             --              --
Outstanding options written, at value
  (premium received--$0; $84,375; $0;
  $275,159; $0; $0; $0; $0; $0; $0; $0;
  $0, respectively).....................     --              --             --              --             --              --
Payable to affiliates...................      26,102          45,469        231,826         306,627        140,995         233,378
Accrued expenses and other
  liabilities...........................      47,091          40,163        152,701         130,549        134,303         109,188
                                         -----------    ------------   ------------    ------------    ------------   ------------
Total liabilities.......................   1,805,856      10,909,386     30,821,044      70,465,413     19,203,365      52,391,897
                                         -----------    ------------   ------------    ------------    ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--65,521,320;
  16,458,856; 11,347,462; 19,230,063;
  4,410,094; 9,445,090; 20,507,671;
  14,705,436; 16,034,793; 10,556,285;
  13,203,941; 6,869,421, respectively
  (unlimited amount authorized).........  55,163,504     115,037,575    354,857,514     249,985,378    230,680,256      97,573,619
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................     200,660      (5,181,475)     1,716,264           1,131      1,068,966           1,131
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, swaps, options
  and forward contracts denominated in
  foreign currency transactions.........  (1,401,956)     (2,984,485)   (12,168,084)     55,294,822     (1,344,931)    107,937,187
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, swaps,
  options written and forward contracts
  denominated in foreign currencies.....    (367,927)     (6,040,633)    (9,111,284)    131,524,778    (16,655,422)    114,059,534
                                         -----------    ------------   ------------    ------------    ------------   ------------
Net assets.............................. $53,594,281    $100,830,982   $335,294,410    $436,806,109    $213,748,869   $319,571,471
                                         ===========    ============   ============    ============    ============   ============
Net asset value, offering price and
  redemption value per share............ $     12.15    $      10.68   $      16.35    $      29.70    $     13.33    $      30.27
                                         ===========    ============   ============    ============    ============   ============

                                                                PACE
                                              PACE         INTERNATIONAL
                                          INTERNATIONAL   EMERGING MARKETS
                                             EQUITY            EQUITY
                                           INVESTMENTS      INVESTMENTS
                                          -------------   ----------------
ASSETS
Investments, at value
  (cost--$64,384,257; $330,884,058;
  $134,552,671; $286,383,170;
  $54,326,518; $105,539,516;
  $344,403,107; $304,876,461;
  $229,343,032; $202,529,663;
  $201,742,081; $76,659,211,
  respectively).........................  $241,469,562       $80,002,267
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $33,624,373;
  $18,710,750; $0; $9,073,875
  $28,786,800; $68,528,100; $18,674,100;
  $47,973,850; $5,729,750; $2,193,700,
  respectively).........................     5,729,750         2,193,700
Cash (including cash denominated in
  foreign currencies, at value).........     3,515,630         1,714,189
Receivable for investments sold.........     2,201,468           790,978
Receivable for shares of beneficial
  interest sold.........................       171,835            60,258
Unrealized appreciation of forward
  foreign currency contracts............       --               --
Dividends and interest receivable.......       476,283           180,590
Receivable from investment adviser......       --               --
Variation margin receivable.............       --               --
Unrealized appreciation on interest rate
  swaps.................................       --               --
Deferred organizational expenses........         1,025             1,025
Other assets............................        50,567            42,836
                                          ------------       -----------
Total assets............................   253,616,120        84,985,843
                                          ------------       -----------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................        60,860            34,311
Dividends payable to shareholders.......       --               --
Payable to custodian....................       --               --
Payable for investments purchased.......     1,044,522           331,662
Payable for cash collateral for
  securities loaned.....................     5,729,750         2,193,700
Unrealized depreciation of forward
  foreign currency contracts............       --               --
Outstanding options written, at value
  (premium received--$0; $84,375; $0;
  $275,159; $0; $0; $0; $0; $0; $0; $0;
  $0, respectively).....................       --               --
Payable to affiliates...................       196,714            59,813
Accrued expenses and other
  liabilities...........................       132,316           187,844
                                          ------------       -----------
Total liabilities.......................     7,164,162         2,807,330
                                          ------------       -----------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--65,521,320;
  16,458,856; 11,347,462; 19,230,063;
  4,410,094; 9,445,090; 20,507,671;
  14,705,436; 16,034,793; 10,556,285;
  13,203,941; 6,869,421, respectively
  (unlimited amount authorized).........   190,876,988        79,889,855
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................       264,006          (134,207)
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, swaps, options
  and forward contracts denominated in
  foreign currency transactions.........    15,631,499          (877,165)
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, swaps,
  options written and forward contracts
  denominated in foreign currencies.....    39,679,465         3,300,030
                                          ------------       -----------
Net assets..............................  $246,451,958       $82,178,513
                                          ============       ===========
Net asset value, offering price and
  redemption value per share............  $      18.67       $     11.96
                                          ============       ===========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2000

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes of $0; $0; $0; $0; $0; $15,333;
  $0; $0; $0; $0; $2,686; $10,
  respectively).........................   $3,574,741    $13,773,465    $ 9,289,251    $15,708,916
Dividends (net of foreign withholding
  taxes of $0; $0; $0; $0; $0; $0; $0;
  $9,433; $0; $4,461; $419,116;
  $160,996, respectively)...............      --             --             --             --
                                           ----------    -----------    -----------    -----------
                                            3,574,741     13,773,465      9,289,251     15,708,916
                                           ----------    -----------    -----------    -----------

EXPENSES:
Investment advisory and administration
  fees..................................      210,048      1,380,076        828,218      1,596,218
Transfer agency fees and expenses.......      196,018         87,822         44,344         95,883
Reports and notices to shareholders.....       47,591         37,193         22,325         37,321
Legal and audit.........................       31,850         67,927         47,894         64,261
Federal and state registration fees.....       26,367          8,935         17,274         36,694
Trustees' fees..........................       26,250         26,250         26,250         26,250
Amortization of organizational
  expenses..............................       19,032         19,032         19,032         19,032
Custody and accounting..................        7,925        120,092         84,658        138,630
Interest expense........................      --              39,447        --             --
Other expenses..........................        4,366         12,281          2,438          4,842
                                           ----------    -----------    -----------    -----------
                                              569,447      1,799,055      1,092,433      2,019,131
Less: Fee waivers and reimbursements
  from investment adviser...............     (269,771)       (83,618)       (13,758)       (84,075)
                                           ----------    -----------    -----------    -----------
Net expenses............................      299,676      1,715,437      1,078,675      1,935,056
                                           ----------    -----------    -----------    -----------
Net investment income (loss)............    3,275,065     12,058,028      8,210,576     13,773,860
                                           ----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............           66       (537,607)    (2,315,802)    (2,240,419)
  Futures...............................      --             410,235        --          (1,982,336)
  Options...............................      --             142,578        --            (462,361)
  Foreign currency transactions.........      --             --             --            (840,910)
  Swaps.................................      --             --             --              (8,999)
Net change in unrealized
  apprecation/depreciation of:
  Investments...........................      --             107,428        387,836      2,319,663
  Futures...............................      --             --             --             596,167
  Options...............................      --               6,675        --              59,268
  Swaps.................................      --             --             --             314,857
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --             --             --            (139,495)
                                           ----------    -----------    -----------    -----------
Net realized and unrealized gains
  (losses) from investment activities...           66        129,309     (1,927,966)    (2,384,565)
                                           ----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations.............   $3,275,131    $12,187,337    $ 6,282,610    $11,389,295
                                           ==========    ===========    ===========    ===========

                                                                                                           PACE           PACE
                                             PACE           PACE           PACE            PACE        SMALL/MEDIUM   SMALL/MEDIUM
                                          MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY     COMPANY         COMPANY
                                         FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY   GROWTH EQUITY
                                         INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS     INVESTMENTS
                                         ------------   ------------   -------------   -------------   ------------   -------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes of $0; $0; $0; $0; $0; $15,333;
  $0; $0; $0; $0; $2,686; $10,
  respectively)......................... $ 3,036,217    $  5,703,986   $    517,478     $   223,698    $   505,157    $    764,224
Dividends (net of foreign withholding
  taxes of $0; $0; $0; $0; $0; $0; $0;
  $9,433; $0; $4,461; $419,116;
  $160,996, respectively)...............     --              --           5,821,563       2,041,322      2,978,001         200,751
                                         -----------    ------------   ------------     -----------    ------------   ------------
                                           3,036,217       5,703,986      6,339,041       2,265,020      3,483,158         964,975
                                         -----------    ------------   ------------     -----------    ------------   ------------

EXPENSES:
Investment advisory and administration
  fees..................................     329,466         821,382      2,800,505       3,458,178      1,574,930       2,495,426
Transfer agency fees and expenses.......      25,659          96,771        153,350         129,725        110,990         121,245
Reports and notices to shareholders.....      20,820          24,921         48,573          43,320         43,030          42,332
Legal and audit.........................      26,148          37,266         44,674          61,118         57,490          69,680
Federal and state registration fees.....       6,105          23,239         53,991          42,471         36,260          29,682
Trustees' fees..........................      26,250          26,250         26,250          26,250         26,250          26,250
Amortization of organizational
  expenses..............................      19,032          19,032         19,032          19,032         19,032          19,032
Custody and accounting..................      35,947         155,144        210,038         247,363        118,120         187,662
Interest expense........................     --              --             --              --             --              --
Other expenses..........................       1,034          10,533         18,862          13,538         11,259           2,530
                                         -----------    ------------   ------------     -----------    ------------   ------------
                                             490,461       1,214,538      3,375,275       4,040,995      1,997,361       2,993,839
Less: Fee waivers and reimbursements
  from investment adviser...............     (23,718)       (240,342)       (16,771)        (22,200)       (32,450)        (17,105)
                                         -----------    ------------   ------------     -----------    ------------   ------------
Net expenses............................     466,743         974,196      3,358,504       4,018,795      1,964,911       2,976,734
                                         -----------    ------------   ------------     -----------    ------------   ------------
Net investment income (loss)............   2,569,474       4,729,790      2,980,537      (1,753,775)     1,518,247      (2,011,759)
                                         -----------    ------------   ------------     -----------    ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............  (1,121,348)     (2,984,485)    (4,668,473)     56,955,344      2,717,494     128,087,825
  Futures...............................     --              --             227,223         --             --              --
  Options...............................     --              --             --              --             --              --
  Foreign currency transactions.........     --           (4,448,096)       --              --             --              --
  Swaps.................................     --              --             --              --             --              --
Net change in unrealized
  apprecation/depreciation of:
  Investments...........................    (233,014)     (1,873,643)   (56,807,461)     14,949,193    (25,897,124)     30,703,199
  Futures...............................     --              --            (102,667)        --             --              --
  Options...............................     --              --             --              --             --              --
  Swaps.................................     --              --             --              --             --              --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................     --             (730,712)       --              --             --              --
                                         -----------    ------------   ------------     -----------    ------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...  (1,354,362)    (10,036,936)   (61,351,378)     71,904,537    (23,179,630)    158,791,024
                                         -----------    ------------   ------------     -----------    ------------   ------------
Net increase (decrease) in net assets
  resulting from operations............. $ 1,215,112    $ (5,307,146)  $(58,370,841)    $70,150,762    $(21,661,383)  $156,779,265
                                         ===========    ============   ============     ===========    ============   ============

                                                                PACE
                                              PACE         INTERNATIONAL
                                          INTERNATIONAL   EMERGING MARKETS
                                             EQUITY            EQUITY
                                           INVESTMENTS      INVESTMENTS
                                          -------------   ----------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes of $0; $0; $0; $0; $0; $15,333;
  $0; $0; $0; $0; $2,686; $10,
  respectively).........................   $   878,820       $    78,638
Dividends (net of foreign withholding
  taxes of $0; $0; $0; $0; $0; $0; $0;
  $9,433; $0; $4,461; $419,116;
  $160,996, respectively)...............     2,901,895         1,198,182
                                           -----------       -----------
                                             3,780,715         1,276,820
                                           -----------       -----------
EXPENSES:
Investment advisory and administration
  fees..................................     2,227,716           991,438
Transfer agency fees and expenses.......       111,468            99,510
Reports and notices to shareholders.....        42,612            26,062
Legal and audit.........................        47,330            60,522
Federal and state registration fees.....        33,082            21,964
Trustees' fees..........................        26,250            26,250
Amortization of organizational
  expenses..............................        19,032            19,032
Custody and accounting..................       351,286           320,527
Interest expense........................       --               --
Other expenses..........................        10,070             6,599
                                           -----------       -----------
                                             2,868,846         1,571,904
Less: Fee waivers and reimbursements
  from investment adviser...............        (7,642)         (222,127)
                                           -----------       -----------
Net expenses............................     2,861,204         1,349,777
                                           -----------       -----------
Net investment income (loss)............       919,511           (72,957)
                                           -----------       -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............    16,408,727         9,997,594
  Futures...............................       --               --
  Options...............................       --               --
  Foreign currency transactions.........      (966,600)         (242,500)
  Swaps.................................       --               --
Net change in unrealized
  apprecation/depreciation of:
  Investments...........................    16,466,174        (8,406,705)
  Futures...............................       --               --
  Options...............................       --               --
  Swaps.................................       --               --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................       (84,984)          256,660
                                           -----------       -----------
Net realized and unrealized gains
  (losses) from investment activities...    31,823,317         1,605,049
                                           -----------       -----------
Net increase (decrease) in net assets
  resulting from operations.............   $32,742,828       $ 1,532,092
                                           ===========       ===========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                     PACE                         PACE
                                                 MONEY MARKET             GOVERNMENT SECURITIES
                                                 INVESTMENTS            FIXED INCOME INVESTMENTS
                                          --------------------------   ---------------------------
                                             FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                                   JULY 31,                     JULY 31,
                                          --------------------------   ---------------------------
                                             2000           1999           2000           1999
                                          -----------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income.................  $3,275,065    $  1,534,974   $ 12,058,028   $ 10,030,353
  Net realized gains (losses) from:
    Investment, future, swap, and option
     transactions.......................          66             165         15,206     (2,597,744)
    Foreign currency transactions.......      --             --             --              57,256
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures, swaps and
     options............................      --             --             114,103     (4,324,044)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      --             --             --             --
                                          -----------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............   3,275,131       1,535,139     12,187,337      3,165,821
                                          -----------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................  (3,275,065)     (1,534,974)   (12,319,000)   (10,395,294)
  Net realized gains from investment
   transactions.........................      --             --             --            (453,493)
  Paid in capital.......................      --             --             --             --
                                          -----------   ------------   ------------   ------------
                                          (3,275,065)     (1,534,974)   (12,319,000)   (10,848,787)
                                          -----------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................  95,347,054      73,861,364     62,815,799     76,221,851
  Cost of shares repurchased............  (80,153,026)   (53,636,534)   (67,554,961)   (49,556,340)
  Proceeds from dividends reinvested....   3,153,036       1,455,251     12,069,998     10,617,096
                                          -----------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................  18,347,064      21,680,081      7,330,836     37,282,607
                                          -----------   ------------   ------------   ------------
  Net increase (decrease) in net
   assets...............................  18,347,130      21,680,246      7,199,173     29,599,641

NET ASSETS:
  Beginning of year.....................  47,173,627      25,493,381    191,718,848    162,119,207
                                          -----------   ------------   ------------   ------------
  End of year...........................  $65,520,757   $ 47,173,627   $198,918,021   $191,718,848
                                          ===========   ============   ============   ============
  Undistributed net investment income...  $   --        $    --        $  1,181,552   $  1,228,999
                                          ===========   ============   ============   ============

                                                    PACE                          PACE                          PACE
                                          INTERMEDIATE FIXED INCOME      STRATEGIC FIXED INCOME        MUNICIPAL FIXED INCOME
                                                 INVESTMENTS                   INVESTMENTS                   INVESTMENTS
                                         ---------------------------   ---------------------------   ---------------------------
                                             FOR THE YEARS ENDED           FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                                  JULY 31,                      JULY 31,                      JULY 31,
                                         ---------------------------   ---------------------------   ---------------------------
                                             2000           1999           2000           1999           2000           1999
                                         ------------   ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income................. $  8,210,576   $  6,492,499   $13,773,860    $10,253,465    $ 2,569,474    $ 2,491,105
  Net realized gains (losses) from:
    Investment, future, swap, and option
     transactions.......................   (2,315,802)      (168,313)   (4,705,796)    (4,006,750)    (1,121,348)      (112,308)
    Foreign currency transactions.......      --             --           (829,229)       (11,967)       --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures, swaps and
     options............................      387,836     (3,749,017)    3,289,955     (8,421,318)      (233,014)    (1,140,661)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      --             --           (139,495)        (5,496)       --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............    6,282,610      2,575,169    11,389,295     (2,192,066)     1,215,112      1,238,136
                                         ------------   ------------   ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................   (8,211,628)    (6,342,333)  (13,546,286)    (9,918,107)    (2,581,602)    (2,465,695)
  Net realized gains from investment
   transactions.........................      (35,975)      (724,632)      --          (4,178,827)       --             --
  Paid in capital.......................      --             --            --             --             --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
                                           (8,247,603)    (7,066,965)  (13,546,286)   (14,096,934)    (2,581,602)    (2,465,695)
                                         ------------   ------------   ------------   ------------   ------------   ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   40,293,964     71,711,855    64,108,891    139,745,175     16,187,372     20,483,781
  Cost of shares repurchased............  (51,337,322)   (34,775,205)  (62,812,383)   (42,026,189)   (20,370,295)   (16,611,583)
  Proceeds from dividends reinvested....    8,067,808      6,908,534    13,393,884     13,904,642      2,484,786      2,376,569
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................   (2,975,550)    43,845,184    14,690,392    111,623,628     (1,698,137)     6,248,767
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net
   assets...............................   (4,940,543)    39,353,388    12,533,401     95,334,628     (3,064,627)     5,021,208

NET ASSETS:
  Beginning of year.....................  139,042,902     99,689,514   222,214,324    126,879,696     56,658,908     51,637,700
                                         ------------   ------------   ------------   ------------   ------------   ------------
  End of year........................... $134,102,359   $139,042,902   $234,747,725   $222,214,324   $53,594,281    $56,658,908
                                         ============   ============   ============   ============   ============   ============
  Undistributed net investment income... $    642,139   $    622,555   $   475,152    $ 1,046,199    $   200,660    $   212,788
                                         ============   ============   ============   ============   ============   ============

                                                      PACE
                                               GLOBAL FIXED INCOME
                                                   INVESTMENTS
                                          -----------------------------
                                               FOR THE YEARS ENDED
                                                    JULY 31,
                                          -----------------------------
                                              2000            1999
                                          ------------   --------------
FROM OPERATIONS:
  Net investment income.................  $  4,729,790    $  4,600,527
  Net realized gains (losses) from:
    Investment, future, swap, and option
     transactions.......................    (2,984,485)      3,498,901
    Foreign currency transactions.......    (4,448,096)      2,153,170
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures, swaps and
     options............................    (1,873,645)     (5,366,888)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      (730,710)        889,876
                                          ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations............    (5,307,146)      5,775,586
                                          ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (3,785,353)     (6,373,655)
  Net realized gains from investment
   transactions.........................      (781,420)     (3,639,664)
  Paid in capital.......................      (586,535)       --
                                          ------------    ------------
                                            (5,153,308)    (10,013,319)
                                          ------------    ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    39,653,457      35,855,990
  Cost of shares repurchased............   (34,559,600)    (29,144,329)
  Proceeds from dividends reinvested....     5,054,468       9,831,275
                                          ------------    ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................    10,148,325      16,542,936
                                          ------------    ------------
  Net increase (decrease) in net
   assets...............................      (312,129)     12,305,203
NET ASSETS:
  Beginning of year.....................   101,143,111      88,837,908
                                          ------------    ------------
  End of year...........................  $100,830,982    $101,143,111
                                          ============    ============
  Undistributed net investment income...  $    --         $   --
                                          ============    ============

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                     PACE                         PACE
                                              LARGE COMPANY VALUE         LARGE COMPANY GROWTH
                                              EQUITY INVESTMENTS           EQUITY INVESTMENTS
                                          ---------------------------  ---------------------------
                                              FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                   JULY 31,                     JULY 31,
                                          ---------------------------  ---------------------------
                                              2000           1999          2000           1999
                                          -------------  ------------  -------------  ------------
FROM OPERATIONS:
  Net investment income (loss)..........  $   2,980,537  $  2,276,863  $  (1,753,775) $   (781,224)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     (4,441,250)   25,011,927     56,955,344    10,229,777
    Foreign currency transactions.......       --             --            --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....    (56,910,128)   14,372,120     14,949,193    52,000,533
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --             --            --             --
                                          -------------  ------------  -------------  ------------
  Net increase (decrease) in net assets
   resulting from operations............    (58,370,841)   41,660,910     70,150,762    61,449,086
                                          -------------  ------------  -------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (2,495,534)   (2,068,017)      --             --
  Net realized gains from investment
   transactions.........................    (30,040,611)  (21,559,073)   (11,567,261)  (19,611,543)
                                          -------------  ------------  -------------  ------------
                                            (32,536,145)  (23,627,090)   (11,567,261)  (19,611,543)
                                          -------------  ------------  -------------  ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    147,357,307   148,206,501    135,593,185   142,031,214
  Cost of shares repurchased............   (128,553,245)  (80,472,039)  (148,736,983)  (98,726,785)
  Proceeds from dividends reinvested....     31,932,335    23,342,638     11,378,823    19,384,120
                                          -------------  ------------  -------------  ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................     50,736,397    91,077,100     (1,764,975)   62,688,549
                                          -------------  ------------  -------------  ------------
  Contribution to capital from
   Sub-Adviser..........................       --             --            --             --
                                          -------------  ------------  -------------  ------------
  Net increase (decrease) in net
   assets...............................    (40,170,589)  109,110,920     56,818,526   104,526,092

NET ASSETS:
  Beginning of year.....................    375,464,999   266,354,079    379,987,583   275,461,491
                                          -------------  ------------  -------------  ------------
  End of year...........................  $ 335,294,410  $375,464,999  $ 436,806,109  $379,987,583
                                          =============  ============  =============  ============
  Undistributed net investment income...  $   1,716,264  $  1,275,994  $       1,131  $      1,132
                                          =============  ============  =============  ============

                                                     PACE                        PACE
                                             SMALL/MEDIUM COMPANY     SMALL/MEDIUM COMPANY GROWTH
                                           VALUE EQUITY INVESTMENTS       EQUITY INVESTMENTS
                                          --------------------------  ---------------------------
                                             FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                   JULY 31,                    JULY 31,
                                          --------------------------  ---------------------------
                                              2000          1999          2000           1999
                                          ------------  ------------  -------------  ------------
FROM OPERATIONS:
  Net investment income (loss)..........  $  1,518,247  $    776,036  $  (2,011,759) $ (1,031,067)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     2,717,494     6,402,434    128,087,825    15,551,333
    Foreign currency transactions.......       --            --            --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....   (25,897,124)   (2,998,643)    30,703,199    54,182,221
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --            --            --             --
                                          ------------  ------------  -------------  ------------
  Net increase (decrease) in net assets
   resulting from operations............   (21,661,383)    4,179,827    156,779,265    68,702,487
                                          ------------  ------------  -------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (832,372)   (1,010,551)      --             --
  Net realized gains from investment
   transactions.........................    (9,001,354)  (17,717,110)   (33,399,940)   (5,125,542)
                                          ------------  ------------  -------------  ------------
                                            (9,833,726)  (18,727,661)   (33,399,940)   (5,125,542)
                                          ------------  ------------  -------------  ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    83,666,072    78,192,098     71,190,367    69,286,726
  Cost of shares repurchased............   (54,265,656)  (59,597,665)  (173,407,222)  (71,374,034)
  Proceeds from dividends reinvested....     9,712,297    18,526,406     33,003,540     5,060,397
                                          ------------  ------------  -------------  ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................    39,112,713    37,120,839    (69,213,315)    2,973,089
                                          ------------  ------------  -------------  ------------
  Contribution to capital from
   Sub-Adviser..........................       --            --            --             --
                                          ------------  ------------  -------------  ------------
  Net increase (decrease) in net
   assets...............................     7,617,604    22,573,005     54,166,010    66,550,034

NET ASSETS:
  Beginning of year.....................   206,131,265   183,558,260    265,405,461   198,855,427
                                          ------------  ------------  -------------  ------------
  End of year...........................  $213,748,869  $206,131,265  $ 319,571,471  $265,405,461
                                          ============  ============  =============  ============
  Undistributed net investment income...  $  1,068,966  $    392,044  $       1,131  $      1,131
                                          ============  ============  =============  ============

                                                                                       PACE
                                                        PACE                  INTERNATIONAL EMERGING
                                          INTERNATIONAL EQUITY INVESTMENTS  MARKETS EQUITY INVESTMENTS
                                          --------------------------------  --------------------------
                                                FOR THE YEARS ENDED            FOR THE YEARS ENDED
                                                      JULY 31,                       JULY 31,
                                          --------------------------------  --------------------------
                                               2000             1999            2000          1999
                                          ---------------  ---------------  ------------  ------------
FROM OPERATIONS:
  Net investment income (loss)..........   $    919,511     $    951,372    $    (72,957) $    715,293
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     16,408,727       13,004,589       9,997,594    (3,396,344)
    Foreign currency transactions.......       (966,600)         547,518        (242,500)      140,459
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     16,466,174          857,043      (8,406,705)   17,387,157
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        (84,984)         252,109         256,660      (298,617)
                                           ------------     ------------    ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations............     32,742,828       15,612,631       1,532,092    14,547,948
                                           ------------     ------------    ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (1,491,665)      (1,983,217)       (724,583)     (468,284)
  Net realized gains from investment
   transactions.........................    (13,070,076)      (3,678,063)        --            --
                                           ------------     ------------    ------------  ------------
                                            (14,561,741)      (5,661,280)       (724,583)     (468,284)
                                           ------------     ------------    ------------  ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     73,257,178       78,914,213      30,492,713    34,235,058
  Cost of shares repurchased............    (73,965,090)     (44,926,114)    (38,335,487)  (23,516,593)
  Proceeds from dividends reinvested....     14,268,026        5,599,716         716,496       462,033
                                           ------------     ------------    ------------  ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................     13,560,114       39,587,815      (7,126,278)   11,180,498
                                           ------------     ------------    ------------  ------------
  Contribution to capital from
   Sub-Adviser..........................        694,257         --               --            --
                                           ------------     ------------    ------------  ------------
  Net increase (decrease) in net
   assets...............................     32,435,458       49,539,166      (6,318,769)   25,260,162
NET ASSETS:
  Beginning of year.....................    214,016,500      164,477,334      88,497,282    63,237,120
                                           ------------     ------------    ------------  ------------
  End of year...........................   $246,451,958     $214,016,500    $ 82,178,513  $ 88,497,282
                                           ============     ============    ============  ============
  Undistributed net investment income...   $    264,006     $  1,160,098    $    --       $    725,160
                                           ============     ============    ============  ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

  The Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Programs.

  The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Each Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and administrator of the Portfolios, or by the Portfolio's sub-adviser. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments of the PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

NOTES TO FINANCIAL STATEMENTS

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

  REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios primarily use financial futures contracts for hedging purposes or to manage the average duration of a portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the year ended July 31, 2000, the PACE Government Securities Fixed Income Portfolio was the only Portfolio which engaged in reverse repurchase agreements. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2000 was $638,164 at a weighted average interest rate of 6.08%.

  INTEREST RATE SWAP AGREEMENTS--Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations on a portion of their borrowings. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

NOTES TO FINANCIAL STATEMENTS

  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

  The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

  For the year ended July 31, 2000, PACE Strategic Fixed Income Investments was the only Portfolio that had outstanding interest rate swap contracts with the following terms:

                                                                 RATE TYPE
                                               ---------------------------------------------
      NOTIONAL              TERMINATION            PAYMENTS MADE         PAYMENTS RECEIVED          UNREALIZED
       AMOUNT                  DATE                 BY THE FUND             BY THE FUND            APPRECIATION
      --------              -----------            -------------         -----------------         ------------
      $880,000               01/04/09                  6.000%                       5.149%+          $148,665
       670,000               05/22/30                  6.175                        4.655+            127,034
       190,000               01/04/24                  6.250                        4.110+             39,158
                                                                                                     --------
                                                                                                     $314,857
                                                                                                     ========

-------------

+      Rate based on LIBOR (London Interbank Offered Rate).

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                    ANNUAL RATE
                                                                 AS A PERCENTAGE OF
                                                                  EACH PORTFOLIO'S
                         PORTFOLIO                            AVERAGE DAILY NET ASSETS
------------------------------------------------------------  ------------------------
PACE Money Market Investments...............................            0.35%
PACE Government Securities Fixed Income Investments.........            0.70%
PACE Intermediate Fixed Income Investments..................            0.60%
PACE Strategic Fixed Income Investments.....................            0.70%
PACE Municipal Fixed Income Investments.....................            0.60%
PACE Global Fixed Income Investments........................            0.80%
PACE Large Company Value Equity Investments.................            0.80%
PACE Large Company Growth Equity Investments................            0.80%
PACE Small/Medium Company Value Equity Investments..........            0.80%
PACE Small/Medium Company Growth Equity Investments.........            0.80%
PACE International Equity Investments.......................            0.90%
PACE International Emerging Markets Equity Investments......            1.10%

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee from the investment advisory fee which Mitchell Hutchins receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                      ANNUAL RATE
                                                                                   AS A PERCENTAGE OF
                                                                                    EACH PORTFOLIO'S
              PORTFOLIO                              SUB-ADVISER                AVERAGE DAILY NET ASSETS
--------------------------------------  --------------------------------------  ------------------------
PACE Government Securities Fixed        Pacific Investment Management Company             0.25%
  Income Investments
PACE Intermediate Fixed Income          Pacific Income Advisors, Inc.                     0.20%
  Investments
PACE Strategic Fixed Income             Pacific Investment Management Company             0.25%
  Investments
PACE Municipal Fixed Income             Standish, Ayer & Wood, Inc.                       0.20%
  Investments
PACE Global Fixed Income Investments    Rogge Global Partners plc                         0.35%
PACE Large Company Value Equity         Institutional Capital Corp. and
  Investments                             Westwood Management Corp.                       0.30%
PACE Large Company Growth Equity        Alliance Capital Management L.P.                  0.30%
  Investments
PACE Small/Medium Company Value Equity  Brandywine Asset Management, Inc. and
  Investments                             Ariel Capital Management, Inc.                  0.30%
PACE Small/Medium Company Growth        Delaware Management Company, Inc.                 0.40%
  Equity Investments
PACE International Equity Investments   Martin Currie Inc.                                0.40%
PACE International Emerging Markets     Schroder Investment Management North
  Equity Investments                      America Inc.                                    0.50%

NOTES TO FINANCIAL STATEMENTS

  As of July 31, 2000 the Portfolios owed Mitchell Hutchins for investment advisory and administration fees as follows:

                                                               AMOUNTS
                         PORTFOLIO                              OWED
------------------------------------------------------------  ---------
PACE Government Securities Fixed Income Investments.........  $114,807
PACE Intermediate Fixed Income Investments..................  $ 66,858
PACE Strategic Fixed Income Investments.....................  $135,134
PACE Municipal Fixed Income Investments.....................  $ 26,102
PACE Global Fixed Income Investments........................  $ 43,680
PACE Large Company Value Equity Investments.................  $231,264
PACE Large Company Growth Equity Investments................  $304,020
PACE Small/Medium Company Value Equity Investments..........  $139,735
PACE Small/Medium Company Growth Equity Investments.........  $225,128
PACE International Equity Investments.......................  $193,648
PACE International Emerging Markets Equity Investments......  $ 59,348

  Mitchell Hutchins agreed to waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the year ended July 31, 2000, which will lower the overall expenses of certain Portfolios. Additionally, Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio investments of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC.

  For the year ended July 31, 2000, Mitchell Hutchins and PaineWebber had the following expense reimbursements and waivers:

                                                                 WAIVERS
                                                                   AND
                                                                 EXPENSE
                         PORTFOLIO                            REIMBURSEMENTS
------------------------------------------------------------  --------------
PACE Money Market Investments...............................     $269,771
PACE Government Securities Fixed Income Investments.........     $ 83,618
PACE Intermediate Fixed Income Investments..................     $ 13,758
PACE Strategic Fixed Income Investments.....................     $ 84,075
PACE Municipal Fixed Income Investments.....................     $ 23,718
PACE Global Fixed Income Investments........................     $240,342
PACE Large Company Value Equity Investments.................     $ 16,771
PACE Large Company Growth Equity Investments................     $ 22,200
PACE Small/Medium Company Value Equity Investments..........     $ 32,450
PACE Small/Medium Company Growth Equity Investments.........     $ 17,105
PACE International Equity Investments.......................     $  7,642
PACE International Emerging Markets Equity Investments......     $222,127

  During the year ended July 31, 2000, the Portfolios did not pay any brokerage commissions to PaineWebber.

  On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

NOTES TO FINANCIAL STATEMENTS

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights. However, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the year ended July 31, 2000 as follows:

                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  ------------
PACE Government Securities Fixed Income Investments.........    $   158
PACE Intermediate Fixed Income Investments..................    $54,662
PACE Strategic Fixed Income Investments.....................    $ 4,240
PACE Global Fixed Income Investments........................    $11,024
PACE Large Company Value Equity Investments.................    $20,527
PACE Large Company Growth Equity Investments................    $26,547
PACE Small/Medium Company Value Equity Investments..........    $15,171
PACE Small/Medium Company Growth Equity Investments.........    $83,313
PACE International Equity Investments.......................    $34,989
PACE International Emerging Markets Equity Investments......    $ 8,171

  For the year ended July 31, 2000 the Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  ------------
PACE Government Securities Fixed Income Investments.........    $    499
PACE Intermediate Fixed Income Investments..................    $160,527
PACE Strategic Fixed Income Investments.....................    $ 11,922
PACE Global Fixed Income Investments........................    $ 31,739
PACE Large Company Value Equity Investments.................    $ 56,467
PACE Large Company Growth Equity Investments................    $ 72,370
PACE Small/Medium Company Value Equity Investments..........    $ 44,252
PACE Small/Medium Company Growth Equity Investments.........    $242,107
PACE International Equity Investments.......................    $101,443
PACE International Emerging Markets Equity Investments......    $ 23,592

NOTES TO FINANCIAL STATEMENTS

  As of July 31, 2000 the Portfolios owed PaineWebber for security lending fees as follows:

                                                               AMOUNTS
                         PORTFOLIO                              OWED
------------------------------------------------------------  ---------
PACE Government Securities Fixed Income Investments.........   $    0
PACE Intermediate Fixed Income Investments..................   $2,852
PACE Strategic Fixed Income Investments.....................   $  419
PACE Global Fixed Income Investments........................   $1,789
PACE Large Company Value Equity Investments.................   $  562
PACE Large Company Growth Equity Investments................   $2,607
PACE Small/Medium Company Value Equity Investments..........   $1,260
PACE Small/Medium Company Growth Equity Investments.........   $8,250
PACE International Equity Investments.......................   $3,066
PACE International Emerging Markets Equity Investments......   $  465

  As of July 31, 2000 the Portfolios held cash as collateral for market values of securities loaned as follows:

                                                                COLLATERAL    MARKET VALUE
                                                              FOR SECURITIES  OF SECURITIES
                         PORTFOLIO                                LOANED         LOANED
------------------------------------------------------------  --------------  -------------
PACE Intermediate Fixed Income Investments..................   $33,624,373     $32,274,971
PACE Strategic Fixed Income Investments.....................   $18,710,750     $17,825,441
PACE Global Fixed Income Investments........................   $ 9,073,875     $ 8,675,630
PACE Large Company Value Equity Investments.................   $28,786,800     $28,347,306
PACE Large Company Growth Equity Investments................   $68,528,100     $64,156,338
PACE Small/Medium Company Value Equity Investments..........   $18,674,100     $18,183,698
PACE Small/Medium Company Growth Equity Investments.........   $47,973,850     $46,184,247
PACE International Equity Investments.......................   $ 5,729,750     $ 5,517,106
PACE International Emerging Markets Equity Investments......   $ 2,193,700     $ 1,995,185

  As of July 31, 2000 the Portfolios invested the collateral in the following money market funds:

      NUMBER OF
       SHARES                                                                            VALUE
---------------------                                                                 -----------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
        4,338,577       AIM Liquid Assets Portfolio.................................  $ 4,338,577
        6,795,672       AIM Prime Portfolio.........................................    6,795,672
       22,351,405       Mitchell Hutchins Private Money Market Fund LLC.............   22,351,405
          138,719       Scudder Institutional Fund..................................      138,719
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$33,624,373).......................................  $33,624,373
                                                                                      ===========
PACE STRATEGIC FIXED INCOME INVESTMENTS:
        1,525,760       AIM Liquid Assets Portfolio.................................  $ 1,525,760
        7,158,920       AIM Prime Portfolio.........................................    7,158,920
       10,020,262       Mitchell Hutchins Private Money Market Fund LLC.............   10,020,262
            5,808       Scudder Institutional Fund..................................        5,808
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$18,710,750).......................................  $18,710,750
                                                                                      ===========

NOTES TO FINANCIAL STATEMENTS

      NUMBER OF
       SHARES                                                                            VALUE
---------------------                                                                 -----------
PACE GLOBAL FIXED INCOME INVESTMENTS:
          518,794       AIM Liquid Assets Portfolio.................................  $   518,794
        2,697,168       AIM Prime Portfolio.........................................    2,697,168
        5,857,913       Mitchell Hutchins Private Money Market Fund LLC.............    5,857,913
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$9,073,875)........................................  $ 9,073,875
                                                                                      ===========
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS:
        3,288,206       AIM Liquid Assets Portfolio.................................  $ 3,288,206
        5,247,608       AIM Prime Portfolio.........................................    5,247,608
       17,247,093       Mitchell Hutchins Private Money Market Fund LLC.............   17,247,093
        3,003,893       Scudder Institutional Fund..................................    3,003,893
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$28,786,800).......................................  $28,786,800
                                                                                      ===========
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS:
        5,563,384       AIM Liquid Assets Portfolio.................................  $ 5,563,384
        2,897,126       AIM Prime Portfolio.........................................    2,897,126
       45,067,590       Mitchell Hutchins Private Money Market Fund LLC.............   45,067,590
       15,000,000       Provident Temporary Cash Portfolio..........................   15,000,000
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$68,528,100).......................................  $68,528,100
                                                                                      ===========
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS:
        1,964,544       AIM Liquid Assets Portfolio.................................  $ 1,964,544
        4,375,230       AIM Prime Portfolio.........................................    4,375,230
       12,334,326       Mitchell Hutchins Private Money Market Fund LLC.............   12,334,326
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$18,674,100).......................................  $18,674,100
                                                                                      ===========
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS:
          489,535       AIM Liquid Assets Portfolio.................................  $   489,535
          682,450       AIM Prime Portfolio.........................................      682,450
       31,547,738       Mitchell Hutchins Private Money Market Fund LLC.............   31,547,738
       15,000,000       Provident Temporary Cash Portfolio..........................   15,000,000
          254,127       Scudder Institutional Fund..................................      254,127
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$47,973,850).......................................  $47,973,850
                                                                                      ===========
PACE INTERNATIONAL EQUITY INVESTMENTS:
          475,684       AIM Liquid Asset Portfolio..................................  $   475,684
        1,117,525       AIM Prime Portfolio.........................................    1,117,525
        4,116,011       Mitchell Hutchins Private Money Market Fund LLC.............    4,116,011
           20,530       Scudder Institutional Fund..................................       20,530
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$5,729,750)........................................  $ 5,729,750
                                                                                      ===========
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
          504,506       AIM Liquid Assets Portfolio.................................  $   504,506
          946,895       AIM Prime Portfolio.........................................      946,895
          742,299       Mitchell Hutchins Private Money Market Fund LLC.............      742,299
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$2,193,700)........................................  $ 2,193,700
                                                                                      ===========

BANK LINE OF CREDIT

  Each of the Portfolios, with the exception of PACE Money Market Investments, may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of

NOTES TO FINANCIAL STATEMENTS

borrowings. For the year ended July 31, 2000, PACE Large Company Growth Equity Investments was the only Portfolio to borrow under the Facility. The Portfolio had an amount outstanding under the Facility of $19,500,000 with an interest rate of 6.86% on June 5, 2000. The Portfolio did not borrow under the Facility at any other time for the year ended July 31, 2000.

WRITTEN OPTION ACTIVITY

  Written option activity for the year ended July 31, 2000 for PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments was as follows:

                                                         PACE GOVERNMENT
                                                     SECURITIES FIXED INCOME  PACE STRATEGIC FIXED INCOME
                                                           INVESTMENTS                INVESTMENTS
                                                     -----------------------  ----------------------------
                                                                  AMOUNT OF                    AMOUNT OF
                                                     NUMBER OF    PREMIUMS      NUMBER OF       PREMIUMS
                                                      OPTIONS     RECEIVED       OPTIONS        RECEIVED
                                                     ---------    ---------     ---------      ---------
Options outstanding at July 31, 1999...............          0            0             344    $  120,856
Options written....................................      1,850   $  556,641          81,135     1,127,936
Options terminated in closing purchase
  transactions.....................................       (750)    (329,688)        (70,264)     (696,004)
Options expired prior to exercise..................       (800)    (142,578)         (1,365)     (277,629)
                                                     ---------   ----------    ------------    ----------
Options outstanding at July 31, 2000...............        300   $   84,375           9,850    $  275,159
                                                     =========   ==========    ============    ==========

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  At July 31, 2000, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                            NET
                                                                                         UNREALIZED
                                                            GROSS          GROSS        APPRECIATION
                       PORTFOLIO                         APPRECIATION   DEPRECIATION   (DEPRECIATION)
-------------------------------------------------------  ------------   ------------   --------------
PACE Government Securities Fixed Income Investments....  $    947,087   $ (3,503,884)   $ (2,556,797)
PACE Intermediate Fixed Income Investments.............  $    512,254   $ (3,118,567)   $ (2,606,313)
PACE Strategic Fixed Income Investments................  $  2,331,696   $ (5,647,370)   $ (3,315,674)
PACE Municipal Fixed Income Investments................  $    337,155   $   (705,082)   $   (367,927)
PACE Global Fixed Income Investments...................  $    332,129   $ (6,352,695)   $ (6,020,566)
PACE Large Company Value Equity Investments............  $ 11,259,944   $(20,371,228)   $ (9,111,284)
PACE Large Company Growth Equity Investments...........  $144,308,116   $(12,783,338)   $131,524,778
PACE Small/Medium Company Value Equity Investments.....  $ 19,764,261   $(36,419,683)   $(16,655,422)
PACE Small/Medium Company Growth Equity Investments....  $132,140,109   $(18,080,575)   $114,059,534
PACE International Equity Investments..................  $ 47,737,980   $ (8,010,499)   $ 39,727,481
PACE International Emerging Markets Equity
  Investments..........................................  $ 12,552,745   $ (9,209,689)   $  3,343,056

  For U.S. federal income tax purposes, the cost of securities owned at July 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

  For the year ended July 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                         PORTFOLIO                              PURCHASES          SALES
------------------------------------------------------------  --------------   --------------
PACE Government Securities Fixed Income Investments.........  $1,717,963,624   $1,654,943,866
PACE Intermediate Fixed Income Investments..................  $  118,699,345   $  124,466,868
PACE Strategic Fixed Income Investments.....................  $  981,014,262   $  909,985,521
PACE Municipal Fixed Income Investments.....................  $   17,578,413   $   18,071,028
PACE Global Fixed Income Investments........................  $  174,556,393   $  162,393,987
PACE Large Company Value Equity Investments.................  $  692,525,736   $  663,611,676
PACE Large Company Growth Equity Investments................  $  249,959,078   $  254,097,651
PACE Small/Medium Company Value Equity Investments..........  $  182,553,088   $  157,812,337
PACE Small/Medium Company Growth Equity Investments.........  $  242,393,181   $  343,765,857
PACE International Equity Investments.......................  $  168,546,274   $  170,837,295
PACE International Emerging Markets Equity Investments......  $   98,684,605   $  106,617,930

FEDERAL TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

  At July 31, 2000, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investment, PACE Global Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $3,236,735, $1,704,933, $7,758,393, $283,909, $1,235,105 and
$16,232, respectively. These carryforward losses are available

NOTES TO FINANCIAL STATEMENTS

to reduce future net capital gains to the extent provided in the regulations and will expire between July 31, 2007 and July 31, 2008. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

  In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on August 1, 2000:

                                                                             FOREIGN
                                                                CAPITAL      CURRENCY
                         PORTFOLIO                              LOSSES        LOSSES
------------------------------------------------------------    -------      --------
PACE Government Securities Fixed Income Investments.........  $   262,707           --
PACE Intermediate Fixed Income Investments..................  $ 1,144,008           --
PACE Strategic Fixed Income Investments.....................  $ 3,230,806   $  953,305
PACE Municipal Fixed Income Investments.....................  $ 1,079,383           --
PACE Global Fixed Income Investments........................  $ 1,652,908   $5,204,347
PACE Large Company Value Equity Investments.................  $10,795,193           --
PACE Small/Medium Company Value Equity Investments..........  $ 1,341,159           --
PACE International Emerging Markets Equity Investments......           --   $  135,338

  At July 31, 2000, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                                         ACCUMULATED
                                                         ACCUMULATED     NET REALIZED
                                                        NET INVESTMENT      GAINS        BENEFICIAL
                      PORTFOLIO                         INCOME (LOSS)      (LOSSES)       INTEREST
------------------------------------------------------  --------------   ------------    ----------
PACE Government Securities Fixed Income Investments...   $    213,525    $   (213,525)            --
PACE Intermediate Fixed Income Investments............   $     20,636    $    (20,613)  $        (23)
PACE Strategic Fixed Income Investments...............   $   (798,621)   $    798,621             --
PACE Global Fixed Income Investments..................   $ (3,766,728)   $  4,449,325   $   (682,597)
PACE Large Company Value Equity Investments...........   $    (44,733)   $ (1,244,013)  $  1,288,746
PACE Large Company Growth Equity Investments..........   $  1,753,774              --   $ (1,753,774)
PACE Small/Medium Company Value Equity Investments....   $     (8,953)   $ (1,335,754)  $  1,344,707
PACE Small/Medium Company Growth Equity Investments...   $  2,011,759    $ (2,011,759)            --
PACE International Equity Investments.................   $   (323,938)   $    323,938             --
PACE International Emerging Markets Equity
  Investments.........................................   $    (61,827)   $    242,500   $   (180,673)

MONEY MARKET FUND BOND

  Effective September 30, 1999, PACE Money Market Investments obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Portfolio would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to July 31, 2000, PACE Money Market Investments did not use this insurance bond.

NOTES TO FINANCIAL STATEMENTS

CAPITAL CONTRIBUTIONS FROM SUB-ADVISER

  On January 31, 2000, PACE International Equity Investments recorded a capital contribution from Martin Currie Inc., the Portfolio's Sub-Adviser, in the amount of $694,257. This amount was paid by the Sub-Adviser in connection with unrealized appreciation on investments related to a corporate action.

SHARES OF BENEFICIAL INTEREST

  For the year ended July 31, 2000, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                       NET INCREASE
                                                                                                        (DECREASE)
                                                                              SHARES      DIVIDENDS     IN SHARES
                         PORTFOLIO                            SHARES SOLD   REPURCHASED   REINVESTED   OUTSTANDING
------------------------------------------------------------  -----------   -----------   ----------   ------------
PACE Money Market Investments...............................  95,347,055    (80,153,026)  3,153,035     18,347,064
PACE Government Securities Fixed Income Investments.........   5,225,679    (5,620,351)   1,003,705        609,033
PACE Intermediate Fixed Income Investments..................   3,406,841    (4,351,976)     683,852       (261,283)
PACE Strategic Fixed Income Investments.....................   5,274,527    (5,165,373)   1,101,655      1,210,809
PACE Municipal Fixed Income Investments.....................   1,343,384    (1,693,153)     206,211       (143,558)
PACE Global Fixed Income Investments........................   3,522,223    (3,085,947)     450,430        886,706
PACE Large Company Value Equity Investments.................   8,384,382    (7,492,649)   1,856,529      2,748,262
PACE Large Company Growth Equity Investments................   4,839,099    (5,209,986)     395,237         24,350
PACE Small/Medium Company Value Equity Investments..........   6,289,247    (4,082,962)     743,098      2,949,383
PACE Small/Medium Company Growth Equity Investments.........   2,700,975    (6,287,182)   1,273,777     (2,312,430)
PACE International Equity Investments.......................   3,850,099    (3,823,316)     722,799        749,582
PACE International Emerging Markets Equity Investments......   2,298,222    (2,822,474)      51,436       (472,816)

  For the year ended July 31, 1999, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                       NET INCREASE
                                                                              SHARES      DIVIDENDS     IN SHARES
                         PORTFOLIO                            SHARES SOLD   REPURCHASED   REINVESTED   OUTSTANDING
------------------------------------------------------------  -----------   -----------   ----------   ------------
PACE Money Market Investments...............................  73,861,364    (53,636,534)  1,455,251     21,680,081
PACE Government Securities Fixed Income Investments.........   6,093,627    (3,970,664)     852,684      2,975,647
PACE Intermediate Fixed Income Investments..................   5,801,746    (2,825,616)     562,032      3,538,162
PACE Strategic Fixed Income Investments.....................  10,660,904    (3,241,234)   1,076,492      8,496,162
PACE Municipal Fixed Income Investments.....................   1,607,393    (1,306,420)     186,929        487,902
PACE Global Fixed Income Investments........................   2,847,192    (2,315,240)     773,007      1,304,959
PACE Large Company Value Equity Investments.................   7,405,793    (3,982,286)   1,193,997      4,617,504
PACE Large Company Growth Equity Investments................   5,989,806    (4,103,382)     813,775      2,700,199
PACE Small/Medium Company Value Equity Investments..........   5,296,830    (4,082,992)   1,317,668      2,531,506
PACE Small/Medium Company Growth Equity Investments.........   4,344,031    (4,376,870)     315,880        283,041
PACE International Equity Investments.......................   5,000,157    (2,843,542)     353,072      2,509,687
PACE International Emerging Markets Equity Investments......   3,655,135    (2,437,099)      51,623      1,269,659

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                                 MONEY MARKET INVESTMENTS
                                                    ---------------------------------------------------
                                                           FOR THE YEARS ENDED
                                                                 JULY 31,               FOR THE PERIOD
                                                    ----------------------------------       ENDED
                                                     2000     1999     1998     1997    JULY 31, 1996+
                                                    -------  -------  -------  -------  ---------------
Net asset value, beginning of period..............  $  1.00  $  1.00  $  1.00  $  1.00      $  1.00
                                                    -------  -------  -------  -------      -------
Net investment income.............................     0.05     0.05     0.05     0.05         0.05
                                                    -------  -------  -------  -------      -------
Dividends from net investment income..............    (0.05)   (0.05)   (0.05)   (0.05)       (0.05)
                                                    -------  -------  -------  -------      -------
Net asset value, end of period....................  $  1.00  $  1.00  $  1.00  $  1.00      $  1.00
                                                    =======  =======  =======  =======      =======
Total investment return (1).......................     5.53%    4.85%    5.32%    5.13%        4.75%
                                                    =======  =======  =======  =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $65,521  $47,174  $25,493  $16,070      $10,221
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................     0.50%    0.50%    0.50%    0.50%        0.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................     0.95%    1.07%    1.20%    1.89%        2.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......     5.46%    4.70%    5.20%    5.04%        4.93%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...     5.01%    4.13%    4.50%    3.65%        3.03%*

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                  PACE
                                                             GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                                    -----------------------------------------------------------------
                                                                  FOR THE YEARS ENDED
                                                                       JULY 31,                       FOR THE PERIOD
                                                    -----------------------------------------------        ENDED
                                                       2000         1999        1998       1997       JULY 31, 1996+
                                                    -----------  -----------  --------  -----------   ---------------
Net asset value, beginning of period..............   $  12.10     $  12.59    $  12.61   $  12.07         $ 12.00
                                                     --------     --------    --------   --------         -------
Net investment income.............................       0.73         0.68        0.72       0.64            0.49
Net realized and unrealized gains (losses) from
  investments, options and futures................       0.01        (0.43)       0.18       0.58            0.03
                                                     --------     --------    --------   --------         -------
Net increase from investment operations...........       0.74         0.25        0.90       1.22            0.52
                                                     --------     --------    --------   --------         -------
Dividends from net investment income..............      (0.75)       (0.71)      (0.72)     (0.63)          (0.44)
Distributions from net realized gains from
  investments.....................................     --            (0.03)      (0.20)     (0.05)          (0.01)
                                                     --------     --------    --------   --------         -------
Total dividends and distributions.................      (0.75)       (0.74)      (0.92)     (0.68)          (0.45)
                                                     --------     --------    --------   --------         -------
Net asset value, end of period....................   $  12.09     $  12.10    $  12.59   $  12.61         $ 12.07
                                                     ========     ========    ========   ========         =======
Total investment return (1).......................       6.36%        2.02%       7.39%     10.42%           4.35%
                                                     ========     ========    ========   ========         =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................   $198,918     $191,719    $162,119   $101,606         $58,752
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.87%++      0.87%++     0.85%      1.57%++         0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       0.91%++      0.93%++     0.95%      1.70%++         1.15%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       6.12%++      5.49%++     5.90%      5.44%++         5.09%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       6.08%++      5.43%++     5.80%      5.31%++         4.79%*
Portfolio turnover................................        585%         418%        353%       712%            978%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
++ Includes 0.02%, 0.01% and 0.72% of interest expense related to the reverse repurchase agreements during the years ended July 31, 2000, July 31, 1999 and July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            PACE
                                                           INTERMEDIATE FIXED INCOME INVESTMENTS
                                                    ----------------------------------------------------
                                                            FOR THE YEARS ENDED
                                                                  JULY 31,                FOR THE PERIOD
                                                    ------------------------------------      ENDED
                                                      2000      1999     1998     1997    JULY 31, 1996+
                                                    --------  --------  -------  -------  --------------
Net asset value, beginning of period..............  $  11.98  $  12.35  $ 12.23  $ 11.95     $ 12.00
                                                    --------  --------  -------  -------     -------
Net investment income.............................      0.70      0.63     0.67     0.66        0.53
Net realized and unrealized gains (losses) from
 investments and foreign currency.................     (0.16)    (0.28)    0.09     0.28       (0.09)
                                                    --------  --------  -------  -------     -------
Net increase from investment operations...........      0.54      0.35     0.76     0.94        0.44
                                                    --------  --------  -------  -------     -------
Dividends from net investment income..............     (0.70)    (0.64)   (0.64)   (0.66)      (0.48)
Distributions from net realized gains from
 investments......................................      0.00++    (0.08)   --      --          (0.01)
                                                    --------  --------  -------  -------     -------
Total dividends and distributions.................     (0.70)    (0.72)   (0.64)   (0.66)      (0.49)
                                                    --------  --------  -------  -------     -------
Net asset value, end of period....................  $  11.82  $  11.98  $ 12.35  $ 12.23     $ 11.95
                                                    ========  ========  =======  =======     =======
Total investment return (1).......................      4.74%     2.81%    6.41%    8.14%       3.59%
                                                    ========  ========  =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $134,102  $139,043  $99,690  $66,751     $41,273
Expenses to average net assets, net of fee waivers
 and expense reimbursements.......................      0.78%     0.80%    0.84%    0.85%       0.85%*
Expenses to average net assets, before fee waivers
 and expense reimbursements.......................      0.79%     0.80%    0.84%    0.99%       1.23%*
Net investment income to average net assets, net
 of fee waivers and expense reimbursements........      5.95%     5.26%    5.60%    5.70%       5.56%*
Net investment income to average net assets,
 before fee waivers and expense reimbursements....      5.94%     5.26%    5.60%    5.56%       5.18%*
Portfolio turnover................................        88%       89%     111%      67%         36%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
++     The Portfolio made a distribution of less than $0.005 during the period.
*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                               STRATEGIC FIXED INCOME INVESTMENTS
                                                    --------------------------------------------------------
                                                              FOR THE YEARS ENDED
                                                                    JULY 31,                  FOR THE PERIOD
                                                    ----------------------------------------      ENDED
                                                      2000       1999        1998     1997    JULY 31, 1996+
                                                    --------  -----------  --------  -------  --------------
Net asset value, beginning of period..............  $  12.33   $  13.32    $  13.04  $ 12.44     $ 12.00
                                                    --------   --------    --------  -------     -------
Net investment income.............................      0.73       0.69        0.69     0.67        0.59
Net realized and unrealized gains (losses) from
  investments, futures, swaps, options, and
  foreign currency................................     (0.13)     (0.64)       0.40     0.70        0.38
                                                    --------   --------    --------  -------     -------
Net increase from investment operations...........      0.60       0.05        1.09     1.37        0.97
                                                    --------   --------    --------  -------     -------
Dividends from net investment income..............     (0.72)     (0.70)      (0.69)   (0.67)      (0.52)
Distributions from net realized gains from
  investments.....................................     --         (0.34)      (0.12)   (0.10)      (0.01)
                                                    --------   --------    --------  -------     -------
Total dividends and distributions.................     (0.72)     (1.04)      (0.81)   (0.77)      (0.53)
                                                    --------   --------    --------  -------     -------
Net asset value, end of period....................  $  12.21   $  12.33    $  13.32  $ 13.04     $ 12.44
                                                    ========   ========    ========  =======     =======
Total investment return (1).......................      5.08%      0.21%       8.66%   11.35%       8.15%
                                                    ========   ========    ========  =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $234,748   $222,214    $126,880  $75,174     $42,550
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      0.85%      0.88%++     0.85%    0.85%       0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      0.89%      0.92%++     0.94%    1.10%       1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      6.04%      5.51%++     5.49%    5.69%       5.85%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      6.00%      5.47%++     5.40%    5.44%       5.30%*
Portfolio turnover................................       391%       202%        234%     357%        166%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
++ Includes 0.03% of interest expense related to the reverse repurchase agreements for the year ended July 31, 1999.
*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                            MUNICIPAL FIXED INCOME INVESTMENTS
                                                    ---------------------------------------------------
                                                            FOR THE YEARS ENDED
                                                                 JULY 31,                FOR THE PERIOD
                                                    -----------------------------------      ENDED
                                                     2000#     1999     1998     1997    JULY 31, 1996+
                                                    --------  -------  -------  -------  --------------
Net asset value, beginning of period..............  $ 12.44   $ 12.70  $ 12.67  $ 12.32     $ 12.00
                                                    -------   -------  -------  -------     -------
Net investment income.............................     0.57      0.56     0.58     0.61        0.49
Net realized and unrealized gains (losses) from
  investments.....................................    (0.29)    (0.26)    0.02     0.38        0.27
                                                    -------   -------  -------  -------     -------
Net increase from investment operations...........     0.28      0.30     0.60     0.99        0.76
                                                    -------   -------  -------  -------     -------
Dividends from net investment income..............    (0.57)    (0.56)   (0.57)   (0.61)      (0.43)
Distributions from net realized gains from
  investments.....................................    --        --       --       (0.03)      (0.01)
                                                    -------   -------  -------  -------     -------
Total dividends and distributions.................    (0.57)    (0.56)   (0.57)   (0.64)      (0.44)
                                                    -------   -------  -------  -------     -------
Net asset value, end of period....................  $ 12.15   $ 12.44  $ 12.70  $ 12.67     $ 12.32
                                                    =======   =======  =======  =======     =======
Total investment return (1).......................     2.37%     2.34%    4.87%    8.30%       6.38%
                                                    =======   =======  =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $53,594   $56,659  $51,638  $34,292     $17,765
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................     0.85%     0.85%    0.85%    0.85%       0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................     0.89%     0.89%    0.93%    1.40%       1.74%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......     4.68%     4.42%    4.67%    5.08%       4.95%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...     4.64%     4.38%    4.59%    4.53%       4.07%*
Portfolio turnover................................       33%       11%      34%      15%         78%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
# Sub-Investment advisory functions for this portfolio were transferred from Deutsche Asset Management, Inc. to Standish, Ayer & Wood, Inc. on June 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            PACE
                                                               GLOBAL FIXED INCOME INVESTMENTS
                                                    -----------------------------------------------------
                                                             FOR THE YEARS ENDED
                                                                  JULY 31,                 FOR THE PERIOD
                                                    -------------------------------------      ENDED
                                                      2000       1999     1998     1997    JULY 31, 1996+
                                                    ---------  --------  -------  -------  --------------
Net asset value, beginning of period..............  $  11.82   $  12.25  $ 12.17  $ 12.33     $ 12.00
                                                    --------   --------  -------  -------     -------
Net investment income.............................      0.53       0.65     0.62     0.64        0.53
Net unrealized gains (losses) from investments and
  foreign currency................................     (1.10)      0.20    (0.03)   (0.21)       0.27
                                                    --------   --------  -------  -------     -------
Net increase (decrease) from investment
  operations......................................     (0.57)      0.85     0.59     0.43        0.80
                                                    --------   --------  -------  -------     -------
Dividends from net investment income and foreign
  currency........................................     (0.42)     (0.81)   (0.40)   (0.51)      (0.46)
Distributions from net realized gains from
  investments.....................................     (0.09)     (0.47)   (0.11)   (0.08)      (0.01)
Dividends from paid in capital....................     (0.06)        --       --       --          --
                                                    --------   --------  -------  -------     -------
Total dividends and distributions.................     (0.57)     (1.28)   (0.51)   (0.59)      (0.47)
                                                    --------   --------  -------  -------     -------
Net asset value, end of period....................  $  10.68   $  11.82  $ 12.25  $ 12.17     $ 12.33
                                                    ========   ========  =======  =======     =======
Total investment return (1).......................     (4.97)%     6.49%    4.88%    3.54%       6.68%
                                                    ========   ========  =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $100,831   $101,143  $88,838  $60,279     $38,296
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      0.95%      0.95%    0.95%    0.95%       0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      1.18%      1.17%    1.23%    1.29%       1.61%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      4.50%      4.57%    5.10%    5.36%       5.24%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      4.27%      4.35%    4.82%    5.02%       4.58%*
Portfolio turnover................................       170%       226%     125%     270%        197%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charge or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                            LARGE COMPANY VALUE EQUITY INVESTMENTS
                                                    -------------------------------------------------------
                                                              FOR THE YEARS ENDED
                                                                   JULY 31,                  FOR THE PERIOD
                                                    ---------------------------------------      ENDED
                                                      2000#      1999      1998      1997    JULY 31, 1996+
                                                    ---------  --------  --------  --------  --------------
Net asset value, beginning of period..............  $  21.14   $  20.27  $  20.03  $  14.07     $ 12.00
                                                    --------   --------  --------  --------     -------
Net investment income.............................      0.15       0.13      0.14      0.11        0.12
Net realized and unrealized gains (losses) from
  investments and futures.........................     (3.17)      2.34      1.63      6.61        2.02
                                                    --------   --------  --------  --------     -------
Net increase (decrease) from investment
  operations......................................     (3.02)      2.47      1.77      6.72        2.14
                                                    --------   --------  --------  --------     -------
Dividends from net investment income..............     (0.14)     (0.14)    (0.14)    (0.11)      (0.05)
Distributions from net realized gains from
  investments.....................................     (1.63)     (1.46)    (1.39)    (0.65)      (0.02)
                                                    --------   --------  --------  --------     -------
Total dividends and distributions.................     (1.77)     (1.60)    (1.53)    (0.76)      (0.07)
                                                    --------   --------  --------  --------     -------
Net asset value, end of period....................  $  16.35   $  21.14  $  20.27  $  20.03     $ 14.07
                                                    ========   ========  ========  ========     =======
Total investment return (1).......................    (14.74)%    12.82%     9.89%    49.13%      17.90%
                                                    ========   ========  ========  ========     =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $335,294   $375,465  $266,354  $180,807     $80,897
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      0.96%      0.96%     0.98%     1.00%       1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      0.96%      0.96%     0.98%     1.06%       1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      0.85%      0.71%     0.82%     0.81%       1.22%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      0.85%      0.71%     0.82%     0.75%       0.82%*
Portfolio turnover................................       195%        40%       34%       46%         38%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
# Sub-Investment advisory functions for this portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    PACE
                                                                   LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                                    ---------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED
                                                                         JULY 31,                          FOR THE PERIOD
                                                    ---------------------------------------------------        ENDED
                                                        2000           1999        1998#        1997       JULY 31, 1996+
                                                    -------------    --------    ---------    ---------    --------------
Net asset value, beginning of period..............    $  25.88       $  22.99    $  19.28     $  13.27        $ 12.00
                                                      --------       --------    --------     --------        -------
Net investment income (loss)......................       (0.12)         (0.05)      (0.03)        0.03           0.03
Net realized and unrealized gains from
  investments.....................................        4.69           4.44        4.79         6.01           1.26
                                                      --------       --------    --------     --------        -------
Net increase from investment operations...........        4.57           4.39        4.76         6.04           1.29
                                                      --------       --------    --------     --------        -------
Dividends from net investment income..............      --              --          (0.01)       (0.03)         (0.02)
Distributions from net realized gains from
  investments.....................................       (0.75)         (1.50)      (1.04)       --            --
                                                      --------       --------    --------     --------        -------
Total dividends and distributions.................       (0.75)         (1.50)      (1.05)       (0.03)         (0.02)
                                                      --------       --------    --------     --------        -------
Net asset value, end of period....................    $  29.70       $  25.88    $  22.99     $  19.28        $ 13.27
                                                      ========       ========    ========     ========        =======
Total investment return (1).......................       17.76%         19.66%      26.40%       45.61%         10.76%
                                                      ========       ========    ========     ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $436,806       $379,988    $275,461     $160,334        $69,248
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................        0.94%          0.97%       1.00%        1.00%          1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................        0.94%          0.97%       1.02%        1.05%          1.33%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements..................................       (0.42)%        (0.24)%     (0.14)%       0.22%          0.33%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements..................................       (0.42)%        (0.24)%     (0.16)%       0.17%         (0.01)%*
Portfolio turnover................................          59%            43%        102%          73%            65%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
# Sub-Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.
(1) Total investment return is calculated assuming $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                         SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                                    --------------------------------------------------------
                                                              FOR THE YEARS ENDED
                                                                   JULY 31,                  FOR THE PERIOD
                                                    ---------------------------------------       ENDED
                                                      2000#      1999      1998      1997    JULY 31, 1996+
                                                    ---------  --------  --------  --------  ---------------
Net asset value, beginning of period..............  $  15.75   $  17.39  $  17.52  $  12.29      $ 12.00
                                                    --------   --------  --------  --------      -------
Net investment income.............................      0.10       0.06      0.10      0.12         0.10
Net realized and unrealized gains (losses) from
  investments.....................................     (1.79)     (0.06)     1.14      5.55         0.23
                                                    --------   --------  --------  --------      -------
Net increase (decrease) from investment
  operations......................................     (1.69)      0.00      1.24      5.67         0.33
                                                    --------   --------  --------  --------      -------
Dividends from net investment income..............     (0.06)     (0.09)    (0.13)    (0.10)       (0.04)
Distributions from net realized gains from
  investments.....................................     (0.67)     (1.55)    (1.24)    (0.34)     --
                                                    --------   --------  --------  --------      -------
Total dividends and distributions.................     (0.73)     (1.64)    (1.37)    (0.44)       (0.04)
                                                    --------   --------  --------  --------      -------
Net asset value, end of period....................  $  13.33   $  15.75  $  17.39  $  17.52      $ 12.29
                                                    ========   ========  ========  ========      =======
Total investment return (1).......................    (10.59)%     1.16%     6.97%    46.99%        2.76%
                                                    ========   ========  ========  ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $213,749   $206,131  $183,558  $135,047      $63,894
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      1.00%      1.00%     0.99%     1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      1.01%      1.01%     1.00%     1.12%        1.51%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      0.77%      0.42%     0.61%     1.00%        1.07%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      0.76%      0.41%     0.60%     0.88%        0.56%*
Portfolio turnover................................        83%        57%       42%       39%          30%

-----------------

+ For ther period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
# As of October 4, 1999, Ariel Capital Management Inc., sub-advises a portion of the Portfolio. Brandywine Asset Management, Inc. continues to sub-advise a portion of the Portfolio.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 PACE
                                                            SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                                    ---------------------------------------------------------------
                                                                 FOR THE YEARS ENDED
                                                                       JULY 31,                     FOR THE PERIOD
                                                    ----------------------------------------------       ENDED
                                                       2000        1999        1998       1997#     JULY 31, 1996+
                                                    ----------  ----------  ----------  ----------  ---------------
Net asset value, beginning of period..............   $  20.62    $  15.80    $  14.44    $  11.20       $ 12.00
                                                     --------    --------    --------    --------       -------
Net investment loss...............................      (0.19)      (0.08)      (0.03)      (0.02)        (0.00)**
Net realized and unrealized gains (losses) from
  investments.....................................      12.58        5.28        2.03        3.26         (0.78)
                                                     --------    --------    --------    --------       -------
Net increase (decrease) from investment
  operations......................................      12.39        5.20        2.00        3.24         (0.78)
                                                     --------    --------    --------    --------       -------
Dividends from net investment income..............     --          --          --          --             (0.02)
Distributions from net realized gains from
  investments.....................................      (2.74)      (0.38)      (0.64)     --           --
                                                     --------    --------    --------    --------       -------
Total dividends and distributions.................      (2.74)      (0.38)      (0.64)     --             (0.02)
                                                     --------    --------    --------    --------       -------
Net asset value, end of period....................   $  30.27    $  20.62    $  15.80    $  14.44       $ 11.20
                                                     ========    ========    ========    ========       =======
Total investment return (1).......................      62.30%      33.62%      14.44%      28.93%        (6.55)%
                                                     ========    ========    ========    ========       =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................   $319,571    $265,405    $198,855    $125,609       $63,364
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.95%       1.00%       1.00%       1.00%         1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       0.96%       1.01%       1.03%       1.08%         1.27%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements..........      (0.64)%     (0.48)%     (0.20)%     (0.21)%       (0.14)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements..........      (0.65)%     (0.49)%     (0.23)%     (0.29)%       (0.41)%*
Portfolio turnover................................         81%        102%        131%        247%          115%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
**     Amount is less than ($0.005) per share.
# Sub-Investment advisory functions for this portfolio were transfered from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                               INTERNATIONAL EQUITY INVESTMENTS
                                                    -------------------------------------------------------
                                                             FOR THE YEARS ENDED
                                                                   JULY 31,                 FOR THE PERIOD
                                                    --------------------------------------       ENDED
                                                      2000      1999      1998      1997    JULY 31, 1996+
                                                    --------  --------  --------  --------  ---------------
Net asset value, beginning of period..............  $  17.18  $  16.54  $  15.66  $  12.79      $ 12.00
                                                    --------  --------  --------  --------      -------
Net investment income.............................      0.07      0.07      0.16      0.10         0.12
Net realized and unrealized gains from investments
  and foreign currency............................      2.51      1.10      1.20      2.97         0.73
                                                    --------  --------  --------  --------      -------
Net increase from investment operations...........      2.58      1.17      1.36      3.07         0.85
                                                    --------  --------  --------  --------      -------
Dividends from net investment income..............     (0.12)    (0.19)    (0.16)    (0.13)       (0.06)
Distributions from net realized gains from
  investments.....................................     (1.02)    (0.34)    (0.32)    (0.07)     --
                                                    --------  --------  --------  --------      -------
Total dividends and distributions.................     (1.14)    (0.53)    (0.48)    (0.20)       (0.06)
                                                    --------  --------  --------  --------      -------
Capital contribution from Sub-Advisor.............      0.05     --        --        --         --
                                                    --------  --------  --------  --------      -------
Net asset value, end of period....................  $  18.67  $  17.18  $  16.54  $  15.66      $ 12.79
                                                    ========  ========  ========  ========      =======
Total investment return (1).......................     14.91%     7.33%     9.27%    24.30%        7.08%
                                                    ========  ========  ========  ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $246,452  $214,017  $164,477  $102,979      $45,331
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      1.16%     1.22%     1.21%     1.35%        1.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      1.16%     1.22%     1.21%     1.35%        1.81%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      0.37%     0.53%     1.14%     0.95%        1.35%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      0.37%     0.53%     1.14%     0.95%        1.04%*
Portfolio turnover................................        72%       89%       56%       55%          25%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized. If not for the sub-advisor's capital contribution of approximately $0.05 per share, the total return for the year ended July 31, 2000 would have been 14.6%.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                       INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                                    -------------------------------------------------------
                                                             FOR THE YEARS ENDED
                                                                   JULY 31,                 FOR THE PERIOD
                                                    --------------------------------------       ENDED
                                                      2000      1999      1998      1997    JULY 31, 1996+
                                                    --------  --------  --------  --------  ---------------
Net asset value, beginning of period..............  $ 12.05   $ 10.41   $ 15.60   $ 12.49       $ 12.00
                                                    -------   -------   -------   -------       -------
Net investment income (loss)......................    (0.01)     0.09      0.09      0.06          0.07
Net realized and unrealized gains (losses) from
  investments and foreign currency................     0.02      1.62     (5.23)     3.09          0.44
                                                    -------   -------   -------   -------       -------
Net increase (decrease) from investment
  operations......................................     0.01      1.71     (5.14)     3.15          0.51
                                                    -------   -------   -------   -------       -------
Dividends from net investment income..............    (0.10)    (0.07)    (0.05)    (0.04)        (0.02)
                                                    -------   -------   -------   -------       -------
Net asset value, end of period....................  $ 11.96   $ 12.05   $ 10.41   $ 15.60       $ 12.49
                                                    =======   =======   =======   =======       =======
Total investment return (1).......................    (0.02)%   16.66%   (32.99)%   25.31%         4.23%
                                                    =======   =======   =======   =======       =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $82,179   $88,497   $63,237   $54,759       $25,481
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................     1.50%     1.50%     1.50%     1.50%         1.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................     1.75%     1.79%     1.79%     2.09%         2.35%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements..................................    (0.08)%    1.05%     0.98%     0.63%         0.94%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements..................................    (0.33)%    0.76%     0.69%     0.04%         0.08%*
Portfolio turnover................................      115%       66%       51%       39%           22%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber PACE Select Advisors Trust

  We have audited the accompanying statement of assets and liabilities of PaineWebber PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/ Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2000 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting PaineWebber PACE Select Advisors Trust at July 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                          [LOGO]

New York, New York
September 22, 2000

PAINEWEBBER PACE SELECT ADVISORS TRUST

TAX INFORMATION (UNAUDITED)

  We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end
(July 31, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                   NET      SHORT-TERM  LONG-TERM  DIVIDEND*
                                INVESTMENT   CAPITAL     CAPITAL   RECEIVED
PER SHARE DATA:                   INCOME     GAINS**      GAINS    DEDUCTION
---------------                 ----------  ----------  ---------  ---------
PACE Money Market
  Investments.................   $0.0543       --          --         --
PACE Government Securities
  Fixed Income Investments....   $0.7533       --          --         --
PACE Intermediate Fixed Income
  Investments.................   $0.7039       --        $0.0030      --
PACE Strategic Fixed Income
  Investments.................   $0.7240       --          --         --
PACE Municipal Fixed Income
  Investments***..............   $0.5676       --          --         --
PACE Global Fixed Income
  Investments.................   $0.4800     $0.0625     $0.0260      --
PACE Large Company Value
  Equity Investments..........   $0.1351     $0.1485     $1.4778    100.00%
PACE Large Company Growth
  Equity Investments..........     --          --        $0.7514      --
PACE Small/Medium Company
  Value Equity Investments....   $0.0624     $0.5115     $0.1633     54.71%
PACE Small/Medium Company
  Growth Equity Investments...     --        $0.1500     $2.5866      0.80%
PACE International Equity
  Investments.................   $0.1160       --        $1.0164      --
PACE International Emerging
  Markets Equity
  Investments.................   $0.1025       --          --         --

-------------
* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.
** Taxable as ordinary income.
*** The Portfolio's net investment income is tax exempt.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  PACE International Equity Investments and PACE International Emerging Markets Equity Investments intend to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The amount of foreign taxes paid by PACE International Equity Investments and PACE International Emerging Markets Equity Investments for the fiscal year ended July 31, 2000, is $421,802 and $186,789, respectively. The foreign source income for information reporting purposes is $1,892,900 for PACE International Equity Investments and $186,789 for PACE International Emerging Markets Equity Investments.

  Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

                           MANAGED ACCOUNTS SERVICES

                                  PAINEWEBBER
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                              All rights reserved
                                  Member SIPC